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                                                                 Exhibit 10.19*


                     DATED      JANUARY 5, 1996
                     ---------------------------------------


                            IMI COMPUTING LIMITED       (1)

                                       AND

                         I.N. BROWN AND C.G. POWELL     (2)


                     ---------------------------------------

                                  INTERIM DEED
                     RELATING TO THE ICOM SOLUTIONS PENSION
                                     SCHEME

                     ---------------------------------------









* L -- amounts in British Pounds


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THIS INTERIM DEED is made on January 5, 1996  BETWEEN:

(1)IMI COMPUTING LIMITED (No. 1641088) whose registered office is at Lion House, PO Box 1240, Birmingham, B6 7UH (the "PRINCIPAL EMPLOYER"); and

(2)IRENE NORMA BROWN of 8 Downham Close, Walsall, West Midlands WS5 3BX and CHRISTOPHER GARY POWELL of 43 Birchwood Road, Lichfield, Staffordshire WS14 9UN (the "TRUSTEES").

RECITALS

(A)The Principal Employer wishes to establish a retirement benefits scheme (the "SCHEME").

(B)The Trustees have agreed to be the trustees of the Scheme.

OPERATIVE PROVISIONS:

This deed provides as follows:

2By this deed the Principal Employer establishes the Scheme with effect from the Effective Date for the provision of Relevant Benefits for and in respect of Members.

3Until the execution of the Definitive Rules, and subject to them, the Trustees hold the Fund on trust to apply it in accordance with the Rules and the schedules to this deed.

4The Scheme shall be called the "Icom Solutions Pension Scheme".

                                        1
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                                    CONTENTS

                                      RULES

RULEHEADING                                                           PAGE
DEFINITIONS AND INTERPRETATION.........................................  4
1Definitions...........................................................  4
2Interpretation and Overriding Provisions..............................  6

EFFECTIVE DATE AND PERSONS AFFECTED BY THESE RULES.....................  8
3Effective Date and Definitive Rules...................................  8
4Persons affected and benefits.........................................  8

MODIFICATION AND AUGMENTATION..........................................  9
5Modification..........................................................  9
6Augmentation..........................................................  9
7Reviews of Benefits...................................................  9

CONSTITUTION OF TRUSTEES............................................... 10
8Appointment and Removal of Trustees................................... 10
9Expenses and remuneration of Trustees................................. 10
10Trustees Benefiting from the Scheme.................................. 10
11Trustee Indemnities and Insurance.................................... 11

POWERS AND DUTIES OF TRUSTEES.......................................... 11
12Administration and Management........................................ 11
13Trustees Meetings and Procedures..................................... 11
14Delegation........................................................... 12
15Advisers............................................................. 12
16Employment of Agents and Staff....................................... 12
17Expenses and Debts................................................... 12
18Investment........................................................... 12
19Insurance of Benefits................................................ 13
20Bank Accounts........................................................ 14
21Borrowing............................................................ 14
22Accounts and Audit................................................... 14
23Actuarial Investigations............................................. 14
24Insurance of Fund Assets............................................. 14

PARTICIPATION OF EMPLOYERS, TRANSFERS AND WINDING-UP................... 15
25Admission of Employers............................................... 15
26Withdrawal of Employer............................................... 15
27Transfers to the Scheme.............................................. 15
28Transfers from the Scheme............................................ 16
29Closing the Scheme................................................... 16
30Discretionary Trust of Lump Sums..................................... 17
31Additional Voluntary Contributions................................... 17

                                        2
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SCHEDULE

1Inland Revenue Limits................................................. 19

                                        3
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                                    THE RULES
                        THE ICOM SOLUTIONS PENSION SCHEME

DEFINITIONS AND INTERPRETATION

3DEFINITIONS

4.1In this deed, unless the context otherwise requires:

     "1988 Act" means the Income and Corporation Taxes Act 1988.

     "1993 Act" means the Pension Schemes Act 1993.

"Actuary" means an actuary for the time being appointed under Rule 15 being a Fellow of the Institute or Faculty of Actuaries.

"Adviser" means an actuary, auditor, fund manager, legal adviser, surveyor or any other adviser.

"Announcement" means the document annexed to this deed briefly describing the benefits of the Scheme.

"Approval" means approval of the Scheme as an exempt approved scheme under Part
     I Chapter XIV 1988 Act.

"Beneficiary" means any person absolutely or contingently entitled to a benefit from the Scheme.

"Contracting-out Requirements" means the requirements to be met for the purpose of obtaining and maintaining a contracting-out certificate under Chapter I
     Part III 1993 Act by reference to the Scheme.

"Definitive Rules" means the provisions of the Scheme to be decided and executed by the Principal Employer under Rule 3.2.

"Disclosure Requirements" means the Occupational Pension Schemes (Disclosure of
     Information) Regulations 1986.

     "Effective Date" means the date specified in Rule 3.

     "Employee" means a person in employment with an Employer.

"Employer" means the Principal Employer and any other person admitted to participation under Rule 25.1 or, in relation to any Employee or former Employee or Beneficiary claiming through him, the Principal Employer or such other person by which, at the relevant time, he is or was last employed.

"Former Employer" means an Employer which has ceased to participate in the Scheme under Rule 26 or 29.

                                        4
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"Fund" means the investments, cash and other assets for the time being held by or on behalf of the Trustees on the trusts of the Scheme.

"Insolvency Event" means in relation to an Employer a circumstance in which, if the Employer were the employer in relation to the Scheme for the purpose of section 22(1) Pensions Act 1995, that section would apply to the Scheme as if that section was in force at the date of this deed.

"Insurance Company" means any institution which is authorised by or under the Insurance Companies Act 1982 to carry on ordinary long-term insurance business as defined in that Act.

"Member" means an Employee who has been admitted to participate in the Scheme under Rule 4.1 and who has neither reached Normal Pension Age nor before that age retired on pension, ceased to be an Employee or withdrawn from the Scheme.

     "Membership" means the status of being a Member.

"Normal Pension Age" means the normal pension age described in the Announcement or such other age as the Principal Employer decides.

"Other Scheme" means the trustees or administrator of an occupational pension scheme, a Personal Pension Scheme or a Policy which is approved by the Revenue for the purpose of Rule 27 or Rule 28 under Chapter XIV 1988 Act.

"Personal Pension Scheme" means a personal pension scheme approved by the Revenue under Part IV Chapter XIV 1988 Act.

     "Policy" means any policy or other contract with any Insurance Company which

     (a)provides an annuity (deferred, immediate or contingent), and

     (b)meets any requirements for Approval or of the Preservation Requirements or of the Contracting-out Requirements, and

     (c)subject to paragraph (b) of this definition, may contain such terms and conditions as the Trustees decide

"Preservation Requirements" means the provisions of Chapter I Part IV 1993 Act relating to the rights of a former Member on termination of his Membership.

     "Principal Employer" means IMI Computing Limited.

     "Relevant Benefits " has the meaning set out in section 612 1988 Act.

     "Revenue" means the Commissioners of Inland Revenue.

                                        5
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     "Rule" means any of these Rules.

"Scheme" means the "Icom Solutions Pension Scheme".

     "Trustees" means the trustees for the time being of the Scheme.

5INTERPRETATION AND OVERRIDING PROVISIONS

6.1Subject to Rule 4.3, the provisions listed in Rule 2.2(a) - (e) apply to the Scheme and this deed takes effect subject to them.

6.2Each of the Principal Employer, the Employers and the Trustees in making any decision or in giving or withholding its agreement or consent or in exercising or not exercising any power under this deed shall comply with:

     (a)any requirements of the Revenue to obtain and maintain Approval;

     (b)the Contracting-out Requirements;

     (c)the Preservation Requirements;

     (d)the Disclosure Requirements;

     (e)the equal access requirements of section 118 1993 Act.

6.3Subject to Rule 2.2, each of the Principal Employer and the Employers in making any decision or in giving or withholding its agreement or consent or in exercising or not exercising any power under this deed shall do so at its absolute and uncontrolled discretion and for its own benefit and shall owe no duty to any Employer, Employee, Beneficiary or any other person.

6.4Subject to Rule 2.2, the Trustees in making any decision or in giving or withholding their agreement or consent or in exercising or not exercising any power under this deed shall do so at their absolute and uncontrolled discretion.

6.5The decision of the Trustees shall be final on all questions which are left to their determination or decision under this deed and on all matters relating to the management and administration of the Scheme on which this deed is silent.

6.6Words importing the singular include the plural and vice versa. The plural form of words and expressions defined in Rule 1 shall be construed according to the meaning given to the singular form and vice versa.

6.7Words importing one gender (except the words, "male" and "female") or the neuter include the other gender and the neuter as the case may be.

6.8The table of contents and the headings to the provisions of this deed are for reference purposes only and shall not affect the meaning or construction of this deed.

                                        6
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6.9References to this deed include the Rules and the schedules.

6.10Any reference to a statute (or to a particular chapter, part of, section of, or schedule to, a statute) includes any statutory modification on re-enactment of it and any regulations made under it.

6.11Unless otherwise defined in Rule 1, words and expressions which have defined meanings in the 1988 Act or the 1993 Act have the same meanings in this deed.

                                        7
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EFFECTIVE DATE AND PERSONS AFFECTED BY THESE RULES

7EFFECTIVE DATE AND DEFINITIVE RULES

8.1This deed has effect from January 5, 1996 which is the Effective Date.

8.2The Principal Employer shall decide the provisions of the Definitive Rules and shall execute the Definitive Rules within two years from the Effective Date. The Definitive Rules will have effect from the Effective Date. The Trustees shall hold the Fund on the trusts of the Definitive Rules, but the Definitive Rules shall not operate to invalidate or affect any decision or the exercise of any power before the execution of the Definitive Rules.

9PERSONS AFFECTED AND BENEFITS

10.1The Principal Employer shall decide which Employees shall be admitted to participation in the Scheme and when they shall be admitted.

10.2Subject to the provisions of this deed and the Definitive Rules, the benefits of the Scheme shall be as described in the Announcement.

10.3In relation to a Member whose employment becomes contracted-out by reference to the Scheme, the Contracting-out Requirements apply to the Scheme.

                                        8
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MODIFICATION AND AUGMENTATION

11MODIFICATION

12.1The Principal Employer may by deed change all or any of the provisions of this deed including this Rule 5 in any way. Any change shall take effect from the date specified in the deed making the change, which date may be earlier or later than the date of that deed.

13AUGMENTATION

14.1The Trustees may with the consent of the Principal Employer:

     (a)augment or vary the benefits payable under this deed either generally or in any particular case;

     (b)provide benefits for any Employee or former Employee or any spouse, child or dependant of a former Employee or Employee.

15REVIEWS OF BENEFITS

16.1The Principal Employer and the Trustees shall at least once each calendar year review the pensions currently payable as at that date and shall review the increases (if any) which form part of the benefits of the Scheme for the purpose of considering an increase or additional increase under Rule 6.1(a).

                                        9
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CONSTITUTION OF TRUSTEES

17APPOINTMENT AND REMOVAL OF TRUSTEES

18.1The Principal Employer shall have power by deed to appoint a new or additional trustee and to remove a trustee provided that, unless a body corporate is the sole trustee, the number of Trustees shall not be less than two.

18.2A body corporate (whether or not a trust corporation) may remain or be appointed sole Trustee.

18.3Subject to Rule 8.4, if after the resignation the continuing Trustees shall be at least either a body corporate or two individuals, any trustee may resign as a trustee by serving written notice on the Principal Employer and the other trustees to that effect.

18.4Every trustee shall on ceasing to be a trustee execute such documents and do all such things as may be necessary to give effect to such cessation and to vest the Fund in the continuing Trustees.

19EXPENSES AND REMUNERATION OF TRUSTEES

20.1The Trustees shall be entitled to pay out of the Fund any expenses incurred by them in connection with the Scheme, to be paid in priority to all other claims falling to be met out of the Fund.

20.2The Trustees may, with the consent of the Principal Employer, pay to any trustee out of the Fund reasonable remuneration for acting in that capacity or in any other capacity authorised by the Rules, to be so paid in priority to all other claims (other than under Rule 9.1) payable out of the Fund.

20.3A trustee paid or intended to be paid under Rule 9.2 may participate in taking a decision under Rule 9.2 notwithstanding his personal interest in it and may retain for himself any reasonable remuneration which the Trustees decide to pay to him.

21TRUSTEES BENEFITING FROM THE SCHEME

22.1The decision of, or the exercise of a power by, the Trustees shall not be invalidated or questioned on the ground that any of the Trustees had an interest in the result of the decision or the exercise of the power.

22.2A Beneficiary who is or has been a trustee (or a director or officer of a corporate trustee or a delegate of the Trustees) may retain for himself any benefit to which he is entitled by virtue of his Membership, including any benefit as augmented or provided under Rule 6, whether or not the Beneficiary participated in the exercise of the power in Rule 6 in relation to him.

22.3Subject to the consent of the Principal Employer and of the Trustees, a trustee who is or becomes a director or employee of any company in which the Trustees hold shares or

                                       10
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     any other interest may retain for himself any resulting fees or remuneration notwithstanding that his retention of, or appointment to, that office or employment may be directly or indirectly due to the exercise or non-exercise of any votes by the Trustees.

23TRUSTEE INDEMNITIES AND INSURANCE

24.1No Trustee shall as trustee of the Scheme or in respect of the exercise of his rights or powers under this deed incur any personal responsibility or be liable for anything whatsoever except for breach of trust knowingly and intentionally committed or condoned by him.

24.2The Principal Employer shall indemnify each of the Trustees against all or any claims costs losses damages and expenses which he may pay or incur or which may be made or awarded against him as a trustee of the Scheme except for breach of trust knowingly and intentionally committed or condoned by him.

24.3The Trustees may effect any insurance or policy of indemnity in relation to acts or omissions of themselves, their servants, agents or other persons (including employees of the Principal Employer) in connection with the Scheme and may pay the premiums for the insurance or policy and any related expenses from the Fund.

POWERS AND DUTIES OF TRUSTEES

25ADMINISTRATION AND MANAGEMENT

26.1The Trustees shall be the administrator of the Scheme for the purposes of Chapter 1 Part XIV 1988 Act.

27TRUSTEES MEETINGS AND PROCEDURES

28.1The Trustees, or the officers of a corporate body which is sole Trustee, shall meet for the purpose of considering the affairs of the Scheme at least once a year. Subject to that, the meetings and procedures of a corporate body which is sole Trustee will be regulated by its governing document. In any other case Rules 13.2 to 13.4 apply.

28.2The decisions of the Trustees and of any committee of the Trustees may be taken by agreement of a majority of the Trustees.

28.3A decision recorded in writing and signed by all of the Trustees shall be effective as if it were a decision of a meeting of the Trustees.

28.4Subject to Rules 13.1 - 13.3, the Trustees may make such regulations for the conduct of their business as they decide.

                                       11
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29DELEGATION

30.1The Trustees may with the consent of the Principal Employer delegate all or any of their powers, duties, trusts and discretions (including the power to delegate in this Rule 14.1) to any person on such terms, for such periods and at such remuneration (if any) as they think fit, but any remuneration for a trustee must be authorised under Rule 9.

31ADVISERS

32.1The Trustees may appoint or remove any Adviser on such terms as to remuneration and otherwise as they think fit.

32.2The Trustees shall not seek or act upon the advice of any Adviser unless he is appointed by the Trustees, but the Trustees may appoint an Adviser who also advises the Principal Employer or any Employer provided they instruct the Adviser to notify the Trustees as soon as the Adviser becomes aware of any conflict of interest.

32.3Subject to Rule 15.2 the Trustees may act in accordance with advice given by an Adviser and shall not be liable for any resulting loss.

33EMPLOYMENT OF AGENTS AND STAFF

34.1The Trustees may, with the consent of the Principal Employer, employ or engage such persons and on such terms as to remuneration and otherwise as they think fit to transact any business of the Scheme or to administer the Scheme. Except in the case of a trustee, such person may, if he is acting in good faith, comply with the directions of the Trustees without being obliged to ascertain that those directions comply with this deed.

34.2Any remuneration for a trustee under Rule 16.1 must be authorised under Rule 9.

35EXPENSES AND DEBTS

36.1Unless the Principal Employer decides otherwise, all costs, charges, expenses incurred by the Trustees in connection with the Scheme and any remuneration of the Trustees shall be payable out of the Fund.

37INVESTMENT

38.1The Trustees may invest the Fund, and may retain or transpose and vary any such investment, in any form of investment which they could make if they were a sole and absolute, beneficial owner of the Fund. The Trustees may with the consent of the Principal Employer appoint an investment manager who is authorised under the Financial Services Act 1986 to exercise their powers of investment.

38.2An investment authorised by Rule 18.1 may involve a liability on the Fund, need not produce income or be authorised by law for the investment of trust moneys, and may be of a wasting or reversionary nature.

                                       12
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38.3The Trustees may improve, repair or develop land or other property.

38.4The Trustees may underwrite, sub-underwrite or guarantee the subscription of any stocks, shares, debentures, debenture stock, bearers securities or other investments and may deal in commodities, commodity futures, financial futures and traded options.

38.5The Trustees may invest all or any part of the Fund in a common investment fund or in a unit trust, mutual fund or managed fund of an insurance company or in the purchase of shares in an investment trust which in the opinion of the Trustees, in any of these cases, diversifies its investments in a manner appropriate to the circumstances of the Scheme and whose policy as to choice of investment is, in the opinion of the Trustees, suitable to the Scheme.

38.6Section 112 1993 Act and the Occupational Pension Schemes (Investment of
     Scheme's Resources) Regulations 1992 (not more than 5% of the Fund to be invested in employer-related investments) apply.

38.7The Trustees may hold assets either in the name of the Trustees or any of them or jointly with some other person or in the name of a nominee or custodian or sub-custodian. The Trustees may appoint a custodian of Fund assets on any terms including power to appoint sub-custodians and nominees without the approval of the Trustees.

39INSURANCE OF BENEFITS

40.1The Trustees may effect and deal with any Policy for the provision of any benefit payable under the Scheme.

40.2The Trustees may appropriate any Policy in the Fund to the provision of any benefit payable under the Scheme to any Beneficiary without his consent.

40.3The Trustees may purchase in the name of or assign to any Beneficiary any Policy for the provision of any benefit payable to that Beneficiary.

40.4The consent of the Beneficiary to a purchase or assignment under Rule 19.3 shall not be required except in so far as his consent is required in order to comply with the Preservation Requirements, the Contracting-out Requirements or the requirements for Approval.

40.5If a Policy is appropriated under Rule 19.2

     (a)the Beneficiary in question shall not be entitled to any benefit except for the benefits payable out of the Policy,

     (b)no person shall have any right to resort to the Policy in priority to or equally with the Beneficiary, and

     (c)the provisions of this deed relating to the closure or winding-up, in whole or in part, of the Scheme shall have effect subject to this Rule 19.5.

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40.6If a policy is purchased or assigned under Rule 19.3 the Beneficiary in question shall immediately cease to have any rights under the Scheme to any benefit.

41BANK ACCOUNTS

42.1The Trustees may keep any money received by them in a separate bank account kept by them at an institution authorised under the Banking Act 1987.

42.2The Trustees may authorise any person to open and operate an account authorised by Rule 20.1 (including the drawing and endorsing of cheques).

43BORROWING

44.1The Trustees may borrow money on any terms and conditions (including as to security).

45ACCOUNTS AND AUDIT

46.1The Trustees shall obtain at such intervals as they decide accounts audited by the auditor of the Scheme and a statement of the auditor about contributions under the Scheme.

47ACTUARIAL INVESTIGATIONS

48.1The Trustees shall obtain at such intervals as they decide being not more than 3 1/2 years a valuation by the Actuary of the assets and liabilities of the Scheme.

49INSURANCE OF FUND ASSETS

50.1The Trustees may insure any assets against any risks and for any amounts.

                                       14
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PARTICIPATION OF EMPLOYERS, TRANSFERS AND WINDING-UP

51ADMISSION OF EMPLOYERS

52.1Subject to Rule 25.2, the Principal Employer may admit to participation in the Scheme as an Employer any person either

     (a)which is associated in business by shareholding or otherwise with the Principal Employer, or

     (b)which is not so associated but whose participation is approved by the Revenue.

52.2A person to be admitted under Rule 25.1 shall by deed in favour of the Trustees (whose agreement shall not be required) covenant to observe and perform the provisions of the Scheme applicable to it as an Employer.

53WITHDRAWAL OF EMPLOYER

54.1An Employer shall cease to participate in the Scheme forthwith upon the happening of any of the following:

     (a)the effective date of a notice given by the Principal Employer to the Trustees terminating the participation of an Employer in the Scheme, or

     (b)an Insolvency Event in relation to an Employer, or

     (c)subject to Rule 25.1(b) an Employer ceasing to be associated in business with the Principal Employer.

54.2A Member who is an employee of the Former Employer shall cease to accrue benefits under the Scheme and shall cease to be a Member on the date on which the Employer became a Former Employer. The Member shall be entitled to such benefits in respect of his Membership to that date as the Trustees are required to provide in accordance with the Preservation Requirements.

55TRANSFERS TO THE SCHEME

56.1The Trustees may, with the consent of the Principal Employer, accept a transfer payment relating to any Beneficiary or other person from an Other Scheme on terms that the Beneficiary shall be entitled to such benefits under the Scheme as the Trustees after consulting the Actuary decide.

56.2If the Trustees accept a liability to pay a guaranteed minimum pension under Rule 27.1, the Trustees may revalue the accrued rights to the guaranteed minimum pension by a method different from that used by the Other Scheme.

                                       15
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57TRANSFERS FROM THE SCHEME

58.1In respect of a Beneficiary the Trustees may with the consent of the Principal Employer transfer to an Other Scheme part of the assets of the Fund. The amount of that part shall:

     (a)be determined by the Trustees after consulting the Actuary; and

     (b)be equal in value to the benefits which the Trustees are required to provide to the Beneficiary in accordance with the Preservation Requirements in respect of the period of Membership to which the benefits relate.

58.2A transfer made under Rule 28.1 shall be made on the basis that the Beneficiary shall become entitled under the Other Scheme to such benefits (contingent or otherwise) as the Trustees agree with the Other Scheme.

58.3When a transfer is made under Rule 28.1:

     (a)the Beneficiary shall immediately cease to be entitled to any of the benefits under the Scheme in respect of which the transfer was made; and

     (b)the Trustees shall not be responsible for or required to enquire into the application of the assets so transferred.

58.4The consent of the Beneficiary to a transfer under Rule 28.1 shall not be required except insofar as his consent is required to comply with the Preservation Requirements, the Contracting-out Requirements or the requirements for Approval.

58.5Where a Beneficiary has a statutory right to a transfer of a cash equivalent under section 95 1993 Act in respect of part of his benefits and exercises that right, the Trustees may treat the exercise of that right as extending to the remainder of his benefits.

59CLOSING THE SCHEME

60.1If the Principal Employer ceases to participate in the Scheme in consequence of a notice under Rule 26.1(a) or an Insolvency Event then:

     (a)all the Employers shall immediately cease to participate in the Scheme;

     (b)Rule 26.2 shall apply to all the Members;

     (c)the Scheme will be continued as a closed fund or wound up in accordance with the Definitive Rules which may in these circumstances consist of only such provisions as are necessary to give effect to the winding-up; and

     (d)until such time as the Scheme has been completely wound up all the powers exercisable under the Scheme shall continue to be available.

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60.2If the Principal Employer ceases to participate in the Scheme in consequence of an Insolvency Event before the adoption of Definitive Rules, all the powers of the Principal Employer under this deed shall be exercisable by the Trustees in the place of the Principal Employer.

61DISCRETIONARY TRUST OF LUMP SUMS

62.1Any lump sum benefit payable under the Scheme in respect of the death of a Beneficiary shall be held by the Trustees on trust to pay it within two years from the date of death to or for the benefit of such one or more of:

     (a)the spouse of the Beneficiary,

     (b)any ancestor or descendant,

     (c)any dependant,

     (d)any brother or sister,

     (e)the descendant of any brother or sister,

     (f)any person notified by the Beneficiary to the Trustees of the purpose of this Rule 30, and

     (g)any person beneficially interested under any testamentary disposition of the Beneficiary,

and in such shares as the Trustees decide.

63ADDITIONAL VOLUNTARY CONTRIBUTIONS

64.1A Member may pay additional voluntary contributions to the Scheme to secure additional benefits under arrangements to be made by the Trustees with the consent of the Principal Employer.

64.2The Trustees shall comply with the requirements of Regulation 5 of the Retirement Benefit Schemes (Restriction on Discretion to Approve) ( Additional Voluntary Contributions) Regulations 1993 and, where the Scheme is the "leading scheme" in relation to a Beneficiary, with the requirements of Regulation 6 of those Regulations so far as they concern main schemes.

IN WITNESS whereof this deed has been executed by or on behalf of the parties and delivered the day and year first above written

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EXECUTED as a DEED by IMI COMPUTING LIMITED
by means of these signatures:


                  Director /s/ Irene Brown
                           ---------------
                           Irene Brown


                  Director/Secretary /s/ Ray Davies
                                     --------------
                                     Ray Davies


EXECUTED as a DEED by
IRENE NORMA BROWN in the  /s/ Irene Norma Brown
                          ---------------------
presence of: /s/ S. Braithwaite
             ------------------
             S. Braithwaite


EXECUTED as a DEED by
CHRISTOPHER GARY POWELL in the /s/ Christopher Gary Powell
                               ---------------------------
presence of: /s/ S. Braithwaite
             ------------------
             S. Braithwaite

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                                   SCHEDULE 1
                              INLAND REVENUE LIMITS

INDEX

1.Definitions
2.Class A Member  (FA 1989 regime)
3.Class B or C Member (pre 1.6.89 Members)
4.Special Conditions: All Members

1.DEFINITIONS

In this Schedule the following expressions shall have the meanings ascribed to them. Expressions not otherwise specifically defined in this Schedule shall have the meanings ascribed to them in the Rules.

1.1"AGGREGATE RETIREMENT BENEFIT" shall mean the aggregate of

(i)the Member's pension under the Scheme and any Associated Scheme, and

(ii)the pension equivalent of the Member's Lump Sum Retirement Benefit.

1.2"ASSOCIATED EMPLOYMENT" shall mean two or more concurrent employments held by the Member where

(i)the relevant period counts under the Scheme in the case of each of them as a period in respect of which benefits are payable, and

(ii)during the relevant period the employers in question are associated.

and "ASSOCIATED" has the meaning set out in 1.7 below.

1.3"ASSOCIATED SCHEME" shall mean either (i) or (ii) below as appropriate:-

(i)In respect of a Class A Member any Relevant Scheme which is a Connected Scheme or which provides benefits in respect of Service.

(ii)In respect of a Class B or C Member any Relevant Scheme providing benefits in respect of Service.

1.4"CLASS A MEMBER" shall mean:

(i)in the case of a scheme established before 14th March 1989 a Member who joined the Scheme on or after 1st June 1989 and any other Member deemed to have become a Member of the Scheme on or after 1st June 1989 pursuant to 4.3.

(ii)in the case of a scheme established on or after 14th March 1989 any Member other than a Class B or Class C Member and any other Member deemed to have become a Member of the Scheme on or after 1st June 1989 pursuant to 4.3.

1.5"CLASS B MEMBER" shall mean any Member who joined the Scheme on or after 17th
     March 1987 and before 1st June 1989 or who is treated as having joined the Scheme between those dates by virtue of the Retirement Benefits Schemes (Continuation of Rights of Members of Approved Schemes) Regulations 1990 (S.I. 1990 No. 2101) (Subject to 4.3).

1.6"CLASS C MEMBER" shall mean any Member who joined the Scheme before 17th
     March 1987 or any Member who is treated as having joined the Scheme before 17th March 1987 by virtue of the Occupational Pension Schemes (Transitional Provisions) Regulations 1988 (S.I. 1988 No. 1436) (Subject to 4.3).

1.7"CONNECTED SCHEME" shall mean any Relevant Scheme which is connected with the Scheme in relation to the Member, that is, if:-

(i)there is a period during which the Member has been the employee of two Employers

(ii)that period counts under both schemes as a period in respect of which benefits are payable

(iii)the period counts under one scheme for service with one Employer and under the other for service with the other Employer.

For purposes of definitions 1.2 and 1.7 employers are associated if one is controlled directly or indirectly by the other, or both are controlled by a third party. Control has the meaning in section 840 of the Taxes Act, or in the case of a close company, section 416 of the Taxes Act.

1.8"CONTROLLING DIRECTOR" shall mean a director of an Employer who is within paragraph (b) of section 417(5) of the Taxes Act in relation to that company.

1.9"FINAL REMUNERATION" shall mean

A.in relation to a Class A Member the greater of

(a)the highest Remuneration for any one of the 5 years preceding the Relevant Date being the aggregate of

(i)the basic pay for the year in question, and

(ii)the yearly average over 3 or more consecutive years ending with the expiry of the corresponding basic pay year, of any fluctuating emoluments, and

(b)the yearly average of the total taxable emoluments for any 3 or more consecutive years ending not earlier than 10 years before the Relevant Date.

Provided that:-

(i)Remuneration and total emoluments do not include any amounts which arise from the acquisition or disposal of shares or an interest in shares or from a right to acquire shares (except where the shares or rights etc which give rise to such an amount liable to tax under Schedule E had been acquired before 17 March 1987) or anything in respect of which tax is chargeable by virtue of section 148 of the Taxes Act;

(ii)in relation to a Controlling Director, Final Remuneration shall be the amount ascertained in accordance with (b) above and (a) above shall not apply;

(iii)where Final Remuneration is computed by reference to any year other than the last complete year ending on the Relevant Date, the Member's Remuneration or total taxable emoluments of any year may be increased in proportion to any increase in the Retail Index from the last day of that year up to the Relevant Date but this proviso shall not apply to the calculation of the maximum Lump Sum Retirement Benefit in accordance with 2.2.2 below unless (and subject to proviso (iv) below) the Member's Aggregate Retirement Benefit is similarly increased beyond the maximum amount which could have been paid but for this proviso and then only to the same proportionate extent;

(iv)Final Remuneration and the annual rate of the Member's Remuneration for the purpose of the calculation of the maximum benefits in accordance with paragraphs 2.2.3 and 2.2.4 below shall not exceed the permitted maximum as defined in section 590C(2) of the Taxes Act.

B.in relation to a Class B Member the greater of:-

(a)the highest Remuneration for any one of the 5 years preceding the Relevant Date being the aggregate of:-

(i)the basic pay for the year in question, and

(ii)the yearly average over 3 or more consecutive years ending with the expiry of the corresponding basic pay year, of any fluctuating emoluments, and

(b)the yearly average of the total taxable emoluments for any 3 or more consecutive years ending not earlier than 10 years before the Relevant Date.

Provided that:-

(i)Remuneration and total emoluments do not include any amounts which arise from the acquisition or disposal of shares (except where the shares or rights etc which give rise to such an amount liable to tax under Schedule E had been acquired before 17 March 1987) or an interest in shares or from a right to acquire shares or anything in respect of which tax is chargeable by virtue of section 148 of the Taxes Act;

(ii)in relation to a Controlling Director or any other Member whose Remuneration in any year beginning on or after 6 April 1987 used for the purpose of calculating benefits has exceeded L 100,000 (or such other figure as may be prescribed by the Treasury) Final Remuneration shall (subject to proviso (iv) below) be the amount ascertained in accordance with (b) above and (a) above shall not apply;

(iii)where Final Remuneration is computed by reference to any year other than the last complete year ending on the Relevant Date, the Member's Remuneration or total taxable emoluments of any year may be increased in proportion to any increase in the Retail Index from the last day of that year up to the Relevant Date but this proviso shall not apply to the calculation of the maximum Lump Sum Retirement Benefit in accordance with paragraph 3.2.2 below unless (and subject to proviso (iv) below) the Member's Aggregate Retirement Benefit is similarly increased beyond the maximum amount which could have been paid but for this proviso and then only to the same proportionate extent;

(iv)for the purpose of the calculation of the maximum Lump Sum Retirement
               Benefit in accordance with paragraph 3.2.2 below Final Remuneration shall not in any event exceed L 100,000 (or such other sum as may be prescribed by the Treasury).

C.in relation to a Class C Member

1.where the Relevant Date is on or before 16 March 1987 the greater of

(a)the highest Remuneration for any one of the 5 years preceding the Relevant
               Date being the aggregate of

(i)the basic pay for the year in question, and

(ii)the yearly average over 3 or more consecutive years ending with the expiry of the corresponding basic pay year, of any fluctuating emoluments, and

(b)the yearly average of the total taxable emoluments for any 3 or more consecutive years ending not earlier than 10 years before the Relevant Date.

Provided that:-

(i)in relation to a Controlling Director Final Remuneration shall be the amount ascertained in accordance with (b) above and (a) above shall not apply.

(ii)where Final Remuneration is computed by reference to any year other than the last complete year ending on the Relevant Date, the Member's Remuneration or total taxable emoluments of any year may be increased in proportion to any increase in the Retail Index from the last day of that year up to the Relevant Date but this proviso shall not apply to the calculation of the maximum Lump Sum Retirement Benefit in accordance with paragraph 3.3.2 below unless the Member's Aggregate Retirement Benefit is similarly increased beyond the maximum amount which could have been paid but for this proviso and then only to the same proportionate extent.

2.Where the Relevant Date is on or after 17th March 1987 the greater of

(a)the highest Remuneration for any one of the 5 years preceding the Relevant
               Date being the aggregate of:-

(i)the basic pay for the year in question, and

(ii)the yearly average over 3 or more consecutive years ending with the expiry of the corresponding basic pay year of any fluctuating emoluments, and

(b)the yearly average of the total emoluments for any 3 or more consecutive years ending not earlier than 10 years before the Relevant Date.

Provided that:-

(i)Remuneration and total emoluments do not include any amounts which arise from the acquisition or disposal of shares or an interest in shares or from a right to acquire shares (except where the shares or rights etc which give rise to such an amount liable to tax under Schedule E had been acquired before 17 March 1987) or anything in respect of which tax is chargeable by virtue of section 148 of the Taxes Act;

(ii)in relation to a Controlling Director or any other Member whose Remuneration in any year beginning on or after 6 April 1987 used for the purpose of calculating benefits has exceeded L 100,000 (or such other figure as may be prescribed by the Treasury) Final Remuneration shall be the amount ascertained in accordance with (b) above and (a) above shall not apply;

(iii)where Final Remuneration is computed by reference to any year other than the last complete year ending on the Relevant Date, the Member's Remuneration or total taxable emoluments of any year may be increased in proportion to any increase in the Retail Index from the last day of that year up to the Relevant Date but this proviso shall not apply to the calculation of the maximum Lump Sum Retirement Benefit in accordance with paragraph 3.3.2 below unless the Member's Aggregate Retirement Benefit is similarly increased beyond the maximum amount which could have been paid but for this proviso and then only to the same proportionate extent.

D.in relation to any Member such other sum calculated by reference to the Member's actual or notional emoluments as the Inland Revenue have confirmed will not affect Revenue Approval of the Scheme.

1.10"LUMP SUM RETIREMENT BENEFIT" shall mean the total value of all retirement benefits payable in a form other than non-commutable pension under this and any Associated Scheme otherwise than on death.

1.11"RELEVANT DATE" shall mean the date of the Member's retirement leaving service or death.

1.12"RELEVANT SCHEME" shall mean any other scheme approved or seeking approval under Chapter I.

1.13"RELEVANT SERVICE" shall have the meaning ascribed to "pensionable service" by paragraph 3 of Schedule 16 to the Social Security Act 1973.

1.14"REMUNERATION" in relation to any year shall mean:-

(a)as regards a Class A Member the aggregate of the total emoluments for the year in question

(i)from the Employer; and

(ii)in respect of any Associated Employment or any Connected Scheme;

which are assessable to Income Tax under Schedule E but excluding any amounts which arise from the acquisition or disposal of shares or an interest in shares or a right to acquire shares or anything in respect of which tax is chargeable by virtue of Section 148 of the Taxes Act. Provided that in arriving at such emoluments there shall be disregarded any emoluments in excess of the permitted maximum as defined in Section 590C(2) of the Taxes Act;

(b)as regards a Class B Member and a Class C Member whose Relevant Date is on or after 17th March 1987 total emoluments from the Employer in the year in question which are assessable to Income Tax under Schedule E but excluding any amounts which arise from the acquisition or disposal of shares or an interest in shares or a right to acquire shares or anything in respect of which tax is chargeable by virtue of Section 148 of the Taxes Act;

(c)as regards a Class C Member whose Relevant Date is on or before 16th March 1987 total emoluments from the Employer in the year in question which are assessable to Income Tax under Schedule E.

1.15"RETAINED BENEFITS" shall mean generally retained rights to relevant benefits as defined in section 612(1) of the Taxes Act (other than refunds of contributions) including:-

(a)pensions from any Relevant Scheme whether deferred or already in payment including any part of a deferred pension which is commutable and whether from a United Kingdom or an overseas source but excluding pension benefits from any Associated Scheme and any pension from any State scheme; and

(b)the annuity equivalent of lump sums received or receivable including any already received in commutation of pension;

(c)retirement annuities under contracts and trust schemes approved under Chapter I or annuities and the annuity equivalent of lump sums from personal pension schemes approved under Chapter IV of Part XIV of the Taxes Act related to non-pensionable service with the current or an earlier employer or to previous periods of self-employment (either alone or in partnership) but excluding those related to a concurrent occupation;

(d)all pension benefits from free-standing additional voluntary contribution schemes relating to previous occupations provided that:-

(i)in the context of total benefits the benefits at (a), (b), (c) and (d) may be ignored if their annuity equivalent does not exceed L 260 in total; and

(ii)in the context of lump sum retirement benefits the amount of lump sum benefits received or receivable may be ignored if they do not exceed L 2,500 in total; and

(iii)no account shall be taken of Retained Benefits for a Member who enters membership of the Scheme on or after 1st October 1991 and whose Remuneration in the first year of Pensionable Service did not exceed one quarter of the permitted maximum as defined in Section 590C(2) of the Taxes Act and who is not and has not been a Controlling Director.

1.16"SERVICE" shall in this Schedule only mean

(i)in respect of a Class A Member the aggregate of:-

(a)service with the Employer, and

(b)any period which counts in respect of any Associated Employment or any Connected Scheme

(ii)in respect of a Class B or C Member service with the Employer

2.CLASS A MEMBER

2.1MEMBER'S CONTRIBUTIONS (CONTRIBUTORY SCHEME)

(a)Each Member is required to contribute to the Scheme in accordance with the Rules.

(b)In addition the Member may make voluntary contributions to the Scheme to secure additional benefits for himself and his dependants. Any retirement benefits so secured must be in the form of non-commutable pension except to the extent to which the provisions of the Scheme allow commutation of trivial pensions or on the grounds of serious ill health.

(c)The total contributions paid by the Member in a year of assessment to this and any other Relevant Scheme providing benefits by virtue of Service shall not exceed 15% of his Remuneration for that year in respect of that Service.

2.2INLAND REVENUE LIMITS RULE

Notwithstanding anything to the contrary in the Scheme provisions, the benefits payable to a Class A Member or to his widow, dependants or other beneficiaries in respect of him shall not when aggregated with all benefits of a like nature provided under all Relevant Schemes providing benefits in respect of Service exceed the limits set out below.

2.2.1The Member's Aggregate Retirement Benefit shall not exceed:-

(a)on retirement at any time between attaining age 50 and attaining age 75, except before Normal Retirement Date on grounds of incapacity (in accordance with the Rules), a pension of 1/60th of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Revenue Approval;

(b)on retirement at any time before Normal Retirement Date on grounds of incapacity (in accordance with the Rules) a pension of the amount which could have been provided at Normal Retirement Date in accordance with paragraph 2.2.1 (a) with Final Remuneration being computed as at the actual date of retirement;

(c)on leaving Relevant Service before attaining age 75, a pension of 1/60th of Final Remuneration for each year of that service (not exceeding 40 years) or such greater amount as will not prejudice Revenue Approval. The amount computed as aforesaid may be increased by 5% for each complete year or in proportion to any increase in the Retail Index which has occurred between the date of termination of Relevant Service and the date on which the pension begins to be payable whichever is the greater. Any further increase necessary to comply with Department of Social Security requirements is also allowable.

2.2.2The Member's Lump Sum Retirement Benefit shall not subject to the Rules relating to circumstances of exceptional ill-health exceed:-

(a)on retirement at any time between attaining age 50 and attaining age 75, except before Normal Retirement Date on grounds of incapacity (in accordance with the Rules), 3/80ths of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Revenue Approval;

(b)on retirement at any time on grounds of incapacity (in accordance with the Rules) the amount which could have been provided at Normal Retirement Date in accordance with paragraph 2.2.2 (a) above with Final Remuneration being computed as at the actual date of retirement;

(c)on leaving Relevant Service before attaining age 75, a lump sum of 3/80ths of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Revenue Approval. The amount computed as aforesaid may be increased in proportion to any increase in the Retail Index which has occurred between the date of termination of Pensionable Service and the date on which the pension begins to be payable.

2.2.3The lump sum benefit (exclusive of any refund of the Member's own contributions and any interest thereon) payable on the death of a Member while in Service or (having left Service with a deferred pension) before the commencement of his pension shall not, when aggregated with all like benefits under Associated Schemes, exceed the greater of:-

(a)L 5,000, and

(b)Four times the rate of the Member's Final Remuneration less any Retained Benefits

2.2.4Any pension for a Dependant, when aggregated with the pensions, other than those provided by surrender of the Member's own pension, payable to that Dependant under all Associated Schemes, shall not exceed an amount equal to 2/3rds of the Aggregate Retirement Benefit:-

(a)being paid to the Member at the date of his death (including any pension increases) or

(b)being a deferred benefit payable to the Member at any time between attaining age 50 and attaining age 75, or

(c)prospectively payable to the Member who dies in Service (whether before or after Normal Retirement Date) had he remained in Service up to the Normal Retirement Date (or date of his death if later) at the rate of pay in force immediately before his death, or

(d)prospectively payable to the Member who dies in Service after attaining age 75 on the basis that he had retired on the day before he died,

or such greater amount as will not prejudice Revenue Approval.

If pensions are payable to more than one Dependant of a Member, the aggregate of all such pensions payable in respect of him under this and all Associated Schemes shall not exceed the full amount of whichever is the appropriate Aggregate Retirement Benefit under (a), (b), (c), or (d) above or such greater sum as will not prejudice Revenue Approval.

2.2.5The maximum amount of a pension ascertained in accordance with this Schedule less any pension which has been commuted for a lump sum (if the Commissioners of Inland Revenue require this to be taken into account) or surrendered to provide a Dependant's pension may be increased by 3% for each complete year or in proportion to the increase in the Retail Index which has occurred since the pension commenced to be paid.

2.2.6The preceding provisions of this Schedule shall be modified in their application to a Member who is a Controlling Director as follows:-

the amount of the maximum Aggregate Retirement Benefit in paragraph 2.2.1 and of the maximum Lump Sum Retirement Benefit in paragraph 2.2.2 shall be reduced, where necessary for approval of the Scheme, so as to take account of any benefits provided under either a retirement annuity contract or trust scheme approved under Chapter III Part XIV of the Taxes Act or a personal pension scheme approved under Chapter IV Part XIV of the Taxes Act to the extent that such benefits derive from premiums or contributions paid out of relevant earnings from the Employers.

2.3PAYMENT OF BENEFITS

The Scheme provisions shall have effect (notwithstanding anything in them to the contrary) as if they provided:-

(a)that a Member's retirement benefit shall be paid no later than the date on which he attains age 75, and

(b)subject to (a) above that no part of a Member's retirement benefit shall be paid in advance of actual retirement or leaving Service except to the extent necessary to comply with Department of Social Security requirements.

3.CLASS B OR C MEMBER

3.1MEMBER'S CONTRIBUTIONS (CONTRIBUTORY SCHEME)

(a)Each Member is required to contribute to the Scheme in accordance with the Rules.

(b)In addition the Member may make voluntary contributions to the Scheme to secure additional benefits for himself and/or his dependants. Where such contributions commence on or after 8th April 1987 any retirement benefits so secured must be in the form of non-commutable pension except to the extent to which the provisions of the Scheme allow commutation of trivial pensions or on the grounds of serious ill health

(c)The total contributions paid by the Member in a year of assessment to this and any Relevant Scheme providing benefits in respect of Service shall not exceed 15% of his Remuneration for that year.

3.2INLAND REVENUE LIMITS RULE - CLASS B MEMBER

Notwithstanding anything to the contrary in the Scheme provisions, the benefits payable to a Class B Member or to his widow, dependants or other beneficiaries in respect of him shall not when aggregated with all benefits of a like nature provided under all Relevant Schemes providing benefits in respect of Service exceed the limits set out below.

3.2.1The Member's Aggregate Retirement Benefit shall not exceed:-

(a)on retirement at or before Normal Retirement Date, a pension of 1/60th of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Revenue Approval;

(b)on retirement after Normal Retirement Date, a pension of the greatest of:-

(i)the amount calculated in accordance with paragraph 3.2.1(a) above on the basis that the actual date of retirement was the Member's Normal Retirement Date;

(ii)the amount which could have been provided at Normal Retirement Date in accordance with paragraph 3.2.1(a) increased either actuarially in respect of the period of deferment or in proportion to any increase in the Retail Index during that period, and

(iii)where the Member's total Service has exceeded 40 years, the aggregate of
               1/60th of Final Remuneration for each year of Service before Normal Retirement Date (not exceeding 40 such years) and of a further 1/60th of Final Remuneration for each year of Service after Normal Retirement Date, with an overall maximum of 45 reckonable years

Final Remuneration being computed in each instance as at the actual date of retirement, but subject always to paragraph 3.4.3 below;

(c)on leaving Relevant Service before Normal Retirement Date, a pension of 1/60th of Final Remuneration for each year of actual Service (not exceeding 40 years) or of such greater amount as will not prejudice Revenue Approval. The amount computed as aforesaid may be increased by 5% for each complete year or in proportion to any increase in the Retail Index which has occurred between the date of termination of Relevant Service and the date on which the pension begins to be payable whichever is the greater. Any further increase necessary to comply with Department of Social Security requirements is also allowable.

3.2.2The Member's Lump Sum Retirement Benefit shall not, subject to the Rules relating to circumstances of exceptional ill-health exceed:-

(a)on retirement at or before Normal Retirement Date, 3/80ths of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Revenue Approval of the Scheme;

(b)on retirement after Normal Retirement Date the greatest of:-

(i)the amount calculated in accordance with paragraph 3.2.2(a) above on the basis that the actual date of retirement was the Normal Retirement Date,

(ii)the amount which could have been provided at Normal Retirement Date in accordance with paragraph 3.2.2(a) above together with an amount representing interest thereon, and

(iii)where the Member's total Service exceeded 40 years, the aggregate of
               3/80ths of Final Remuneration for each year of Service before Normal Retirement Date (not exceeding 40 such years) and of a further 3/80ths of Final Remuneration for each year of Service after Normal Retirement Date, with an overall maximum of 45 reckonable years,

Final Remuneration being computed in each instance as at the actual date of retirement, but subject always to paragraph 3.4.3 below;

(c)on leaving Relevant Service before Normal Retirement Date, a lump sum of 3/80ths of Final Remuneration for each year of actual Service (not exceeding 40 years) or such greater amount as will not prejudice Revenue Approval.

3.2.3The lump sum benefit (exclusive of any refund of the Member's own contributions) payable on the death of a Member while in Service or (having left Service with a deferred pension) before the commencement of his pension shall not when aggregated with all like benefits under Associated Schemes, exceed the greater of:-

(a)L 5,000, and

(b)Four times the rate of the Member's Final Remuneration less any Retained Benefits.

3.3INLAND REVENUE LIMITS RULE - CLASS C MEMBER

Notwithstanding anything to the contrary in the Scheme provisions, the benefits payable to a Class C Member or to his widow, dependants or other beneficiaries in respect of him shall not when aggregated with all benefits of a like nature provided under all Relevant Schemes providing benefits in respect of Service exceed the limits set out below.

3.3.1The Member's Aggregate Retirement Benefit shall not exceed:-

(a)on retirement at or before Normal Retirement Date, a pension of 1/60th of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Approval by the Revenue;

          (b)on retirement after Normal Retirement Date, a pension of the greatest of:-

(i)the amount calculated in accordance with paragraph 3.3.1(a) above on the basis that the actual date of retirement was the Member's Normal Retirement Date;

(ii)the amount which could have been provided at Normal Retirement Date in accordance with paragraph 3.3.1(a) increased either actuarially in respect of the period of deferment or in proportion to any increase in the Retail Index during that period, and

(iii)where the Member's total Service has exceeded 40 years, the aggregate of
               1/60th of Final Remuneration for each year of Service before Normal Retirement Date (not exceeding 40 such years) and of a further 1/60th of Final Remuneration for each year of Service after Normal Retirement Date, with an overall maximum of 45 reckonable years

Final Remuneration being computed in each instance as at the actual date of retirement, but subject always to paragraph 3.4.3 below;

(c)on leaving Service before Normal Retirement Date, a pension of 1/60th of Final Remuneration for each year of actual Service (not exceeding 40 years) or of such greater amount as will not prejudice Revenue Approval. The amount computed as aforesaid may be increased by 5% for each complete year or in proportion to any increase in the Retail Index which has occurred between the date of termination of Relevant Service and the date on which the pension begins to be payable whichever is the greater. Any further increase necessary to comply with Department of Social Security requirements is also allowable

3.3.2The Member's Lump Sum Retirement Benefit shall not, subject to the Rules relating to circumstances of exceptional ill-health, exceed:-

(a)(i)on retirement at or before Normal Retirement Date an amount calculated by reference to the number of years of Service and Credited Pensionable Service of the Member shown in the following table provided that the aggregate of the value of non-pension retirement benefits in respect of Service with the current Employer of any Retained Benefit does not exceed 1.5 times Final Remuneration:-

          Years of Service and Credited
          Pensionable Service                       80ths of Final Remuneration
          -----------------------------------------------------------------------
          1 to 8 years                              3 for each year

          9                                         30

          10                                        36

          11                                        42


          12                                        48

          13                                        54

          14                                        63

          15                                        72

          16                                        81

          17                                        90

          18                                        99

          19                                       108

          20                                       120

Fractions of a year may be interpolated in the above table

(b)on retirement after Normal Retirement Date, the greatest of:-

(i)the amount calculated in accordance with paragraph 3.3.2(a) as the case may be on the basis that the actual date of retirement was the Normal Retirement Date

(ii)the amount which could have been provided at Normal Retirement Date in accordance with paragraph 3.3.2(a) as the case may be together with an amount representing interest thereon, and

(iii)where the Member's total Service exceeded 40 years, the aggregate of
               3/80ths of Final Remuneration for each year of Service before Normal Retirement Date (not exceeding 40 such years) and of a further 3/80ths of Final Remuneration for each year of Service after Normal Retirement Date, with an overall maximum of 45 reckonable years,

Final Remuneration being computed in each instance as at the actual date of retirement, but subject always to paragraph 3.4.3 below;

(c)on leaving Service before Normal Retirement Date, a lump sum of 3/80ths of Final Remuneration for each year of actual Service (not exceeding 40 years) or such greater amount as will not prejudice Revenue Approval. The amount computed as aforesaid may be increased in proportion to any increase in the Retail Index which has occurred between the date of termination of Relevant Service and the date on which the pension begins to be payable but only if and to the same extent as the total benefits have been increased under paragraph 3.3.1(c) above.

3.3.3The lump sum benefit (exclusive of any refund of the Member's own contributions) payable on the death of a Member while in Service or (having left Service with a deferred pension) before the commencement of his pension shall not when aggregated with all like benefits under Associated Schemes, exceed the greater of:-

(a)L5,000, and

(b)Four times the rate of the Member's Final Remuneration less any Retained Benefits.

3.4LIMITS APPLYING TO CLASS B AND CLASS C MEMBERS

3.4.1Any pension for a Dependant, when aggregated with the pensions, other than those provided by surrender of the Member's own pension, payable to that Dependant under all Associated Schemes, shall not exceed an amount equal to 2/3rds of the Aggregate Retirement Benefit:-

(a)being paid to the Member at the date of his death (including any pension increases), or

(b)being a deferred benefit payable to the Member at Normal Retirement Date, or

(c)prospectively payable to the Member who dies in Service (whether before or after Normal Retirement Date) had he (or date of his death if later) remained in Service up to the Normal Retirement Date at the rate of pay in force immediately before his death, or

(d)prospectively payable to the Member who dies in Service after Normal Retirement Date on the basis that he had retired on the day before he died if this amount is greater than the amount prospectively payable under (c), or such greater amount as will not prejudice Revenue Approval

If pensions are payable to more than one Dependant of a Member, the aggregate of all such pensions payable in respect of him under this and all Associated Schemes shall not exceed the full amount of whichever is the appropriate Aggregate Retirement Benefit under (a), (b), (c) or (d), above or such greater sum as will not prejudice Revenue Approval.

3.4.2The maximum amount of a pension ascertained in accordance with this Schedule less any pension which has been commuted for a lump sum (if the Commissioners of Inland Revenue require this to be taken into account) or surrendered to provide a Dependant's pension may be increased by not less than 3% for each complete year or in proportion to the increase in the Retail Index which has occurred since the pension commenced to be paid

3.4.3If a Member by notice given to the Trustee elects to take any part of his benefits under the Scheme at Normal Retirement Date and in advance of actual retirement, the limits set out in 3.2.1 and 3.3.1 shall apply as if he had retired at the effective date of the election as aforesaid, no account being taken of subsequent Service, save that the maximum amount of any uncommuted pension not commencing immediately may be increased either actuarially in respect of the period of deferment or in proportion to any increase in the Retail Index during that period

3.4.4The preceding provisions of this Schedule shall be modified in their application to a Member who is a Controlling Director as follows:-

the amount of the maximum Aggregate Retirement Benefit in 3.2.1 and 3.3.1 and of the maximum Lump Sum Retirement Benefit in 3.2.2 and 3.3.2 shall be reduced, where necessary for Revenue Approval, so as to take account of any benefits provided under either a retirement annuity contract or trust scheme approved under Chapter III of Part XIV of the Taxes Act or a personal pension approved under Chapter IV of Part XIV of the Taxes Act and in relation to a Member who is a Controlling Director at his Normal
     Retirement Date, as follows:-

(a)where retirement takes place after Normal Retirement Date but not later than the Member's 70th birthday, 3.2.1 (b)(ii) and (iii) and 3.2.2 (b)(ii) and (iii) (if he is a Class B Member) or 3.3.1 (b)(ii) and (iii) and
          3.3.2 (b)(ii) and (iii) (if he is a Class C Member) shall not apply, and if retirement is later than the attainment of the age, the said paragraphs shall apply as if the Member's 70th birthday had been specified in the Rules as his Normal Retirement Date, so as not to treat as Service after Normal Retirement Date any Service before the Member reaches the age of 70;

(b)where paragraph 3.4.3 applies to him, the rate of the actuarial increase referred to therein in relation to any period of deferment prior to his attaining the age of 70, shall not exceed the percentage increase in the Retail Index during that period

4.SPECIAL CONDITIONS : ALL MEMBERS

4.1AUGMENTATION OF BENEFITS

Where in addition to being a member of the Scheme the Member is also a member of an approved scheme (the voluntary scheme) which provides additional benefits to supplement those provided by the Scheme and to which no contributions are made by any employer of his, the provisions of the paragraph that follows shall apply in relation to any augmentation of the benefits provided for him by the Scheme after he has ceased to participate in it.

Any provisions in the Scheme imposing a limit on the amount of a benefit provided for the Member shall have effect (notwithstanding anything in them to the contrary) as if they provided for the limit to be reduced by the amount of any like benefit provided for the Member by the voluntary scheme.

4.2RETURN OF SURPLUS FUNDS

Any provisions in the Scheme permitting the Member to make voluntary contributions to secure additional benefits for himself and/or his dependants shall (notwithstanding anything in them to the contrary) be subject to the provisions of Part III Schedule 6, Finance Act 1989 concerning the return of surplus funds.

4.3ELECTION TO BE TREATED AS A CLASS A MEMBER

Any Member who joined the Scheme before 1st June 1989 may elect at any time before the Relevant Date in a form approved by the Trustee for the purposes of this Schedule to be treated as if he had joined the Scheme on 1st June 1989.

                     DATED        APRIL 1, 1996
                     --------------------------------------


                             ICOM SOLUTIONS LIMITED            (1)

                              ICOM SYSTEMS LIMITED             (2)

                                       AND

                                   P.J. WHEBLE                 (3)


                     --------------------------------------

                                SUPPLEMENTAL DEED
                     RELATING TO THE ICOM SOLUTIONS PENSION
                                     SCHEME

                     --------------------------------------

THIS SUPPLEMENTAL DEED is made on April 1, 1996 BETWEEN:

(1)ICOM SOLUTIONS LIMITED (formerly IMI Computing Limited) (No. 1641088) whose registered office is at Lion House, P.O. Box 1240, Birmingham B6 7UH (the "PRINCIPAL EMPLOYER");

(2)ICOM SYSTEMS LIMITED (No. 3056544) whose registered office is at Lion House, P.O. Box 1240, Birmingham B6 7UH (the "NEW PARTICIPATING EMPLOYER"); and

(3)PETER JOHN WHEBLE of 62 Kingshayes Road, Aldridge, Walsall WS9 8RZ (the "NEW TRUSTEE")

RECITAL

(A)This deed is supplemental to an Interim Trust Deed dated 5th January 1996 (the "INTERIM DEED") made between the Principal Employer (1) and I.N. Brown and C.G. Powell (2) by which the Icom Solutions Pension Scheme (the "SCHEME") was established.

(B)Rule 5 of the Interim Deed provides in effect that the Principal Employer may by deed change any provision of the Interim Deed and such change can take effect from the date set out in the deed.

(C)Rule 8 of the Interim Deed provides in effect that the Principal Employer shall have power by deed to appoint a new trustee as an additional trustee of the Scheme.

(D)Rule 25 of the Interim Deed provides in effect that the Principal Employer may admit a company to participation in the Scheme subject to such company covenanting by deed in favour of the trustees to observe and perform the provisions of the Scheme which are applicable to it as a participating employer of the Scheme.

(E)The Principal Employer wishes to amend the Interim Deed as set out below.

(F)The Principal Employer wishes to appoint the New Trustee with effect from the date of this deed and the New Trustee consents to be a trustee with effect from such date.

(G)The Principal Employer wishes to admit the New Participating Employer to participate in the Scheme with effect from 5th January 1996 and the New Participating Employer agrees to its participation in the Scheme on the terms set out below.

NOW THIS DEED WITNESSES as follows:

1In exercise of the power in Rule 5 of the Interim Deed and any and every other enabling power the Principal Employer hereby changes the provisions of the Interim Deed as follows:

1.1With effect from 1st April 1996:

     1.1.1by adding a definition of "Second Announcement" to Rule 1.1 immediately after the definition of "Scheme" and immediately before the definition of "Trustees" as follows:

"Second Announcement" means the document marked "A" annexed to the Supplemental
     Deed for the Scheme dated        and signed for the purposes of
     identification by I.N. Brown;

"Third Announcement" means the document marked "B" annexed to the Supplemental
     Deed for the Scheme dated        and signed for the purpose of
     identification by I.N. Brown; and

     1.1.2by adding the words "the Second Announcement and the Third
          Announcement" to the end of rule 4.2 immediately after the word "Announcement".

1.2With effect from 5th January 1996:

     1.2.1by adding the following words to the end of Rule 4.3 immediately after the word "Scheme":

"and the contracting-out model rules in Schedule 2 apply to the Scheme in relation to that Member and override the other provisions of this deed except to the extent specified in the model rules."

     1.2.2by including as Schedule 2 to the Interim Deed the contracting-out model rules set out in the schedule to this deed.

2In exercise of the power in Rule 8 of the Interim Deed and any and every other enabling power with effect from the date of this deed the Principal Employer HEREBY APPOINTS the New Trustee to be an additional trustee of the Scheme and the New Trustee HEREBY AGREES to act as a trustee of the Scheme from such date.

3In exercise of the power in Rule 25 of the Interim Deed and any and every other enabling power with effect from 5th January 1996:

3.1The Principal Employer HEREBY ADMITS the New Participating Employer to participate in the Scheme; and

3.2The New Participating Employer HEREBY COVENANTS to the trustees of the Scheme that it will observe and perform such of the provisions of the Scheme as are applicable to it as a participating employer under the Scheme.

IN WITNESS whereof this deed has been executed by or on behalf of the parties and delivered the day and year first above written.

                                    SCHEDULE

                                   SCHEDULE 2

     CONTRACTING-OUT MODEL RULES APPENDIX

1.   INTERPRETATION

1.1  DEFINITIONS

In this Appendix the following words have the following meanings:

"THE ACT" means the Pension Schemes Act 1993

"ACTUARY" means a Fellow of the Institute of Actuaries or a Fellow of the Faculty of Actuaries or a person with other actuarial qualifications who is approved by the Secretary of State for Social Security, at the request of the Trustees as being a proper person to act in this capacity

"CONTRACTED-OUT EMPLOYMENT" of a Member means his contracted-out employment by reference to the Scheme (as in section 8(1)(a)(i) and 8(1)(b) of the Act)

"FIXED RATE REVALUATION" means the method of revaluing a GMP before State
     Pension Age described in (C) in Rule 7.1

"GMP" means the guaranteed minimum pension of a Member, Widow or Widower as defined in the Act

"INSURER" means an insurance company, an EC company or a friendly society as defined in regulation 30 of the Occupational Pension Schemes
     (Contracting-out) Regulations 1984 as amended by regulation 2 of SI 1995/35

"LIMITED REVALUATION" means the method of revaluing a GMP before State Pension
     Age described in (B) in Rule 7.1

"MEMBER" means a member of the Scheme (including a person who is no longer in the pensionable service of any employer participating in the Scheme but to whom, or in respect of whom benefits are still immediately or prospectively payable under the Scheme in respect of previous membership of the Scheme or another Scheme)

"NORMAL RETIRING DATE" means the day on which a Member attains his normal pension age (within the meaning of the Act) under the Scheme

"PROTECTED RIGHTS" has the same meaning as in Section 10 of the Act

"QUALIFYING SERVICE" has the same meaning as in Section 71(7) of the Act

"RULE" followed by a number means the Rule with that number in this Appendix

"SCHEME" means this occupational pension scheme

"SECTION 148 REVALUATION" means the method of revaluing a GMP before State
     Pension Age described in (A) in Rule 7.1

"SECTION 53 MONEY PURCHASE SCHEME" means a scheme which was a contracted-out scheme providing protected rights and satisfying section 9(3) of the Act and which the Occupational Pensions Board are under a duty to supervise under section 53 of the Act

"SECTION 53 SALARY RELATED SCHEME" means a scheme which was a contracted-out scheme providing guaranteed minimum pensions and satisfying section 9(2) of the Act and which the Occupational Pensions Board are under a duty to supervise under Section 53 of the Act

"SHORT SERVICE BENEFIT" means the benefit to which an early leaver who satisfies the qualifying conditions must be entitled under the preservation requirements

"STATE PENSION AGE" means a man's 65th birthday and a woman's 60th birthday

"TRUSTEES" means the trustees or administrators of the Scheme

"WIDOW" and "WIDOWER" means respectively the widow and widower of a Member. If a Member has married under a law which allows polygamy and, on the day of a Member's death has more than one spouse, the Trustees must decide which, if any, survivor is the widow or widower. In reaching that decision the Trustees must have regard to the practice of the Department of Social Security and any relevant provisions of existing Social Security legislation, in particular section 17(5) of the Act and regulation 2 of the Social Security and Family Allowance (Polygamous Marriages) Regulations 1975 (SI 1975/561)

1.2  LEGISLATION

References to any piece of legislation include any legislative modification or re-enactment of it, any regulations made under it and any equivalent Northern Ireland legislation

2.   APPLICATION OF APPENDIX

2.1  APPLICATION OF APPENDIX

This Appendix shall apply if any Member's employment becomes Contracted-Out
     Employment by reference to the Scheme and the Scheme is not contracted-out on a money purchase basis

The Appendix will only apply so long as anyone has a GMP or a prospective right to receive a GMP under the Scheme which subjects the Scheme to the continuing supervision of the Occupational Pensions Board

2.2  OVERRIDING EFFECT OF APPENDIX

This Appendix overrides any inconsistent provisions elsewhere in the Scheme except provisions which are necessary in order that Inland Revenue approval for the purposes of Chapter I of Part XIV of the Income and Corporation Taxes Act 1988 is not prejudiced

3.   AMENDMENT OF APPENDIX

3.1  POWER TO ALTER APPENDIX

The persons or bodies having the power of alteration in relation to the rest of the Scheme may at any time make in writing any alteration to this Appendix necessary to comply with the contracting-out requirements of the Act applicable to salary related contracted-out schemes and Section 53 Salary Related Schemes. This power of alteration may be exercised by them without any condition except the one in Rule 3.2. It is additional to, and independent of, any other power of alteration in relation to the Scheme.

3.2  OPB'S CONSENT

No alteration to this Appendix may be made without the consent of the Occupational Pensions Board. This applies whether the alteration is made under Rule 3.1 or under any other power of alteration in the Scheme

4.   MEMBERSHIP OF THE SCHEME

4.1  UPPER AGE LIMIT FOR ENTRY

Membership of the Scheme must be open to persons who enter employment to which the Scheme relates more than 6 years before Normal Retiring Date. If the Scheme has an annual entry date, this 6 year period may be increased to a period of 6 years plus the part of a year until the next entry date.

4.2  SINGLE SCHEME OF AN EMPLOYER

Where the Scheme and one or more other contracted-out schemes relate to employment with the same employer, those schemes may be treated as if they were a single scheme in deciding whether the requirements of this Rule are satisfied

5.   ENTITLEMENT TO GMP

5.1  GUARANTEED MINIMUM

Rule 5 applies to a Member, Widow or Widower where the Member has a guaranteed minimum in relation to the pension provided for the Member under the Scheme in accordance with section 14 of the Act

5.2  MEMBER'S GMP

The Member shall be entitled to a pension for life paid at a rate equivalent to a weekly rate of not less than that guaranteed minimum. The pension will be paid from State Pension Age but commencement of the pension may be postponed for any period during which the Member remains in employment after State Pension Age:

(1)if the employment is employment to which the Scheme relates and the postponement is not for more than 5 years after State Pension Age, or

(2)if the Member consents to the postponement

5.3WIDOW'S GMP

(a)where the Member is a man and dies at any time leaving a Widow, she shall be entitled, subject to Rule 5.4, to receive a pension from the Scheme paid at a rate equivalent to a weekly rate of not less than half that guaranteed minimum

(b)The pension shall be payable to any Widow who is eligible for payment of a State benefit as described in Section 17(5) of the Act. It shall cease when the Widow ceases to be entitled to receive payment of those State benefits.

5.4WIDOWER'S GMP

(a)where the Member is a woman and dies on or after 6th April 1989 leaving a Widower, he shall be entitled, subject to Rule 5.6, to receive a pension from the Scheme paid at a rate equivalent to a weekly rate of not less than half of that part of that guaranteed minimum which is attributable to earnings for the tax year 1988/89 and subsequent tax years

(b)the pension shall be payable to any Widower who is eligible for payment of a GMP under Regulation 33B of the Occupational Pension Schemes (Contracting-out) Regulations 1984. It shall cease when the Widower ceases to be entitled to receive payment of that GMP under Regulation 33C of those Regulations.

5.5OFFSETTING PENSION AGAINST GMP

Any pension payable to the Member, Widow or Widower under any other provision of the Scheme may be offset against his or her pension entitlement under Rule 5 except to the extent that:

(1)any part of the other pension is an equivalent pension benefit within the meaning of the National Insurance Act 1965, or

(2)any part of the pension is an increase, calculated in accordance with
          Schedule 3 of the Act and added to the amount that would be payable but for Chapter II of Part IV of the Act or regulations made under it, or

(3)offsetting would contravene Rule 8

6.INCREASE OF GMP

6.1INCREASING A MEMBER'S GMP AFTER STATE PENSION AGE OR A WIDOW'S OR WIDOWER'S
     GMP

Any GMP to which a Member, Widow or Widower is entitled under Rule 5 shall, insofar as it is attributable to earnings in the tax years from and including 1988/89, be increased in accordance with the requirements of section 109 of the Act

6.2INCREASE AFTER STATE PENSION AGE

If the commencement of any Member's GMP is postponed for any period after State
     Pension Age, that GMP shall be increased to the extent, if any, specified in section 15 of the Act.

7.REVALUATION OF GMP

7.1BEFORE STATE PENSION AGE

Where a Member ceases to be in Contracted-Out Employment before State Pension
     Age, the Member's GMP at State Pension Age or at the Member's earlier death will be calculated by increasing the accrued rights to GMP at cessation of Contracted-Out Employment under (A) or (B) or (C) below

(A)SECTION 148 REVALUATION

The increase will be by the percentage by which earnings factors for the tax year in which Contracted-Out Employment ceases are increased by the last order under section 148 of the Social Security Administration Act 1992 to come into force before the tax year in which the Member reaches State Pension Age or dies (if earlier)

(B)LIMITED REVALUATION

The increase will be by the lesser of:

(1)5% compound for each tax year after that in which Contracted-Out Employment ceases up to and including the last complete tax year before the Member reaches State Pension Age or dies (if earlier), and

(2)the percentage by which earnings factors for the tax year in which
               Contracted-Out Employment ceases are increased by the last order under section 148 of the Social Security Administration Act 1992 to come into force before the tax year in which the Member reaches State Pension Age or dies (if earlier)

The Trustees must pay a limited revaluation premium in respect of the Member to the Secretary of State for Social Security

(C)FIXED RATE REVALUATION

The increase will be by such rate as regulations made under section 55(5) of the Act specify as being relevant at the date Contracted-Out Employment ceases, for each tax year after the tax year containing that date up to and including the last complete tax year before the Member reaches State Pension Age or dies (if earlier)

The Trustee and the Principal Employer shall decide whether (A) or (B) or (C) applies to the Scheme. They may at any time decide that one of the other two methods shall be used, instead of the method currently being used, for all Members ceasing to be in Contracted-Out Employment after a specified date. They must notify the Occupational Pensions Board whenever the method of revaluation for the Scheme is changed

7.2TRANSFERS IN

Where a transfer payment is received in respect of a Member from another scheme
     ("the transferring scheme") which includes accrued rights of the Member to a GMP (or includes protected rights in respect of which the receiving scheme will provide a GMP), the earnings factors used in calculating that GMP will normally be revalued using Section 148 Revaluation during the Member's Contracted-Out Employment and Rule 7.1 will apply if that Contracted-Out Employment ceases before State Pension Age. The Trustees may, however, decide, if the provisions of the transferring scheme so allow, to use either Fixed Rate Revaluation or Limited Revaluation from the date on which the Member ceased to be in contracted-out employment by reference to the transferring scheme until the Member attains State Pension Age or dies (if earlier) but:

(1)Fixed Rate Revaluation may not be used as regards any part of the GMP being transferred which arose from contracted-out employment in relation to a previous scheme and which the transferring scheme is already revaluing by Limited Revaluation (or vice versa), and

(2)the Trustees may not make that decision in respect of any Member if, when he becomes a Member, his contracted-out employment before he became a Member is treated as continuing for the purposes of the Act

Where under Rule 7.2 Limited Revaluation is to be used, the Trustees shall have power to pay out of the transfer payment in respect of that Member any limited revaluation premium payable as a result of the Member ceasing to be in contracted-out employment by reference to the transferring scheme

Where the Scheme accepts the proceeds of or the assignment of an insurance policy which consists of or includes accrued rights to GMP condition (1) above applies unless the Trustees use Section 148 Revaluation

7.3TRANSFERS OUT

Where a Member's accrued rights to GMPs are transferred to another contracted-out salary related scheme or to a section 53 salary related scheme, the Trustees' may agree with the administrator of that scheme that the Member's GMP shall, instead of being revalued using the method currently being adopted under Rule 7.1, be revalued using another method which would be permitted if that scheme contained a rule in the same terms as Rule 7.2 but, where Limited Revaluation is to be used, that administrator must make arrangements for the payment of any limited revaluation premium (unless it has already been paid by the Trustees)

8.ANTI-FRANKING

Except as provided in sections 87-92 and 110 of the Act, no part of a Member's, Widow's or Widower's pension under the Scheme may be used to frank an increase in the Member's, Widow's or Widower's GMP under Rule 6 or Rule 7

9.TRANSFERS INTO THE SCHEME

9.1ACCEPTANCE OF TRANSFERS

The Trustees may accept:

(1)a transfer payment in respect of the Member's accrued rights to GMPs under a contracted-out salary related scheme, a section 53 salary related scheme or a policy of insurance or an annuity contract of the type described in section 19 of the Act, or

(2)a transfer of the liability for the payment of GMPs to or in respect of any person who has become entitled to them, or

(3)a transfer of Protected Rights in respect of the Member from another scheme which is, or was, an appropriate personal pension scheme, a scheme contracted-out on a money purchase basis or a section 53 money purchase scheme

Transfers may be accepted only as provided in the appropriate regulations

9.2EFFECT OF TRANSFERS

Where a transfer is accepted under Rule 9.1(1), the Member's accrued rights to GMPs under the Scheme will be increased accordingly

Where a transfer is accepted under Rule 9.1(3), the Member's, Widow's and Widower's GMPs under the Scheme will be increased by amounts equal to the GMPs to which they would have been treated as entitled by reason of the Member's membership of the transferring scheme if the transfer payment had not been made

10.TRANSFERS OF GMP'S OUT OF THE SCHEME

10.1CONDITIONS FOR TRANSFER OF GMPS

A transfer payment made out of the Scheme may include a Member's accrued rights to GMPs or the liability for the payment of GMPs to or in respect of any person who has become entitled to them only if the following conditions are fulfilled. These conditions depend on the type of scheme or policy to which the transfer is being made:

(1)ALL TRANSFERS

The Member must consent to the transfer unless:

(a)it is made to another contracted-out salary related scheme or section 53 salary related scheme where either the scheme is a scheme of the same employer or the transfer involves all of or a group of the Members of the Scheme and either the transfer results from a financial transaction between the Member's old and new employers, or the receiving scheme is a scheme of an employer connected with the Member's old employer for the purposes of section 35 of the Act. The transfer must be made in accordance with the appropriate regulations (SI 1991/167) which may involve an actuarial certificate; or

(b)it is to allow benefits to be bought out where the Member has less than 5 years Qualifying Service, or to allow the Trustees to buy out the benefits of the Widow or Widower of such a Member

The transfer will be subject to any requirements of the Inland Revenue

The receiving scheme or policy must be an appropriate personal pension scheme, a contracted-out occupational pension scheme, a section 53 money purchase or section 53 salary related scheme, an overseas occupational pension scheme to which the Occupational Pensions Board approve the transfer or an insurance policy or annuity contract of the type described in section 19 of the Act

(2)CONTRACTED-OUT SALARY RELATED SCHEMES AND SECTION 19 INSURANCE POLICIES OR ANNUITY CONTRACTS

The receiving scheme policy or contract must provide the Member and the Member's
          Widow or Widower with GMPs equal to their accrued GMPs under the Scheme up to the date of transfer, together with revaluation until the Member reaches State Pension Age or dies (if earlier). In the case of GMPs already in payment the receiving scheme must provide for the pensions to commence from the date from which liability for payment has been assumed by it, and for the conditions of payment relating to its own GMPs to apply equally to such pensions

(3)ALL OCCUPATIONAL PENSION SCHEMES (EXCEPT OVERSEAS SCHEMES COVERED BY (6))

In the case of transfer of accrued rights to GMPs (other than transfer in accordance with regulations 2(4) and 2A(4) of SI 1985/1323) the member must have entered employment with an employer which is (or, in the case of a section 53 scheme, is or was) a contributor to the receiving scheme

(4)APPROPRIATE PERSONAL PENSION SCHEMES AND OCCUPATIONAL PENSION SCHEMES WHICH ARE OR WERE CONTRACTED-OUT BY THE MONEY PURCHASE TEST

That part of the transfer payment which relates to the Member's accrued rights to GMPs must be of an amount at least equal to the cash value of those accrued rights and applied by the receiving scheme in providing money purchase benefits for or in respect of the Member

(5)SECTION 53 MONEY PURCHASE OR SECTION 53 SALARY RELATED SCHEMES

No transfer payment may be made to such a scheme without the approval of the Occupational Pensions Board, who may impose any conditions they consider appropriate

(6)OVERSEAS OCCUPATIONAL PENSION SCHEMES NOT COVERED BY (2), (4) OR (5) ABOVE

The Member must have entered employment outside the United Kingdom to which the receiving scheme applies

No transfer payments may be made to such a scheme without the approval of the Occupational Pensions Board, who may impose any conditions they consider appropriate

10.2EFFECT OF SUCH TRANSFERS

Where the Member's accrued rights to GMPs or liability for GMPs already in payment are transferred in accordance with Rule 10.1, the Member and the Member's Widow or Widower will cease to have any entitlement to a GMP under the Scheme. If the transfer does not relate to the whole of the Member's rights to benefits under the Scheme, the Member's remaining benefits under the Scheme may be reduced to allow for the fact that the Member's accrued rights to GMPs have been transferred

11.TRANSFER PREMIUMS

Where a Member ceases to be in Contracted-Out Employment before Normal Retiring
     Date and the Member's accrued rights to benefits (other than GMPs) are transferred to another occupational pension scheme which is neither a contracted-out scheme nor one which was formerly contracted-out and which remains under the supervision of the Occupational Pensions Board in accordance with Section 53 of the Act or to a non-appropriate personal pension scheme, the Trustees may elect to pay a transfer premium to the Secretary of State for Social Security. No such election may be made where the Member has completed less than 2 years' Qualifying Service or where an accrued rights premium is payable in respect of the Member

Where a transfer premium is paid, the Member's accrued rights to GMPs under the Scheme shall be extinguished

12.COMMUTATION OF GMP

12.1COMMUTATION CONDITION

The Commutation Condition is that the aggregate of the pensions and the pension equivalent of any lump sum benefits to which the person is entitled under the Scheme and under all other retirement benefit schemes relating to employment with the same employer as the employment in respect of which the benefits are payable does not exceed L 260 per annum (or such greater amount as may be prescribed by regulations made under section 21 and section 77 of the Act and is permitted by the Inland Revenue). In determining whether the Commutation Condition is satisfied:

(a)Where the commutation is taking place before State Pension Age, other than on the death of the Member, Fixed Rate Revaluation or Limited Revaluation must be applied to any GMP included in the aggregate pension and such GMP must be revalued to State Pension Age for the purposes of calculating that aggregate. For this purpose, Limited Revaluation is to be taken as 5% per annum compound

(b)Where the Member's pension, being an alternative to short service benefit, becomes payable before or after Normal Retiring Date, the value of that pension must, to the reasonable satisfaction of the Trustees be at least equal to the value of the Short Service Benefit plus the revaluation to Normal Retiring Date that the deferred pension would have attracted in accordance with Chapter II of Part

          IV of the Act had it been provided by the Scheme at Normal Retiring Date and the revaluation of GMP referred to in (a) above

(c)Where Commutation of the whole of a Member's deferred pension is taking place at Normal Retiring Date (or on the winding-up of the Scheme if earlier) the Member's pension in excess of GMP must be revalued up to Normal Retiring Date in accordance with Chapter II of Part IV of the Act and the GMP revalued in accordance with (a) above

(d)In any event the Trustees must be satisfied that the basis of commutation is reasonable. The basis of commutation must be certified as reasonable by an Actuary or be in accordance with commutation factors agreed with the PSO as suitable for the Scheme

12.2CIRCUMSTANCES IN WHICH GMP MAY BE COMMUTED

(1)MEMBER'S GMP

The Member's GMP may be commuted if the Commutation Condition is satisfied and all his/her other benefits under the Scheme are being commuted and

(a)his/her benefits have become payable; or

(b)the Scheme is being wound up

(2)WIDOW OR WIDOWER'S GMP

The Widow or Widower's GMP may be commuted if the Commutation Condition is satisfied and all her/his other benefits under the Scheme are being commuted, and

(a)her/his benefits have become payable; or

(b)the Member's benefits are being commuted on grounds of trivialities

(3)If the Member is a member of more than one retirement benefit scheme relating to the same employment the requirements of this rule must be satisfied by each of the schemes

13.SECURING GMPS

GMPs may be secured through the Scheme provided it has been established under an irrevocable trust subject to the laws of any part of the United Kingdom. Otherwise, a GMP must be secured by means of an insurance policy or annuity contract with an Insurer

14.WINDING-UP OF THE SCHEME

14.1PRIORITIES ON WINDING-UP

On a winding-up of the Scheme for any reason, priority must be given over any other liability to provide benefits to any benefit which falls within any one or more of the following:

(1)Pensions and other benefits in respect of which entitlement to payment has already arisen

(2)GMPs and accrued rights to GMPs

(3)State scheme premiums

(4)Equivalent pension benefits within the meaning of the National Insurance Act 1965

14.2ORDER OF PRIORITIES

The Trustee and the Principal Employer may elsewhere in the provisions of the Scheme specify an order of priorities amongst the items listed in Rule 14.1 but the order of priorities shall not give any liability to provide benefits which are not listed in Rule 14.1 priority equal to or exceeding the priority given to any item which is listed there

14.3VOLUNTARY CONTRIBUTIONS

Where Members' voluntary contributions to the Scheme are being used to provide benefits equivalent on a money purchase basis to the voluntary contributions paid, and where there are separately identifiable assets attributable to those voluntary contributions within the Scheme, 14.1 above shall not apply to those separately identifiable assets. That part of those assets which is attributable to the voluntary contributions of a Member shall be used to provide benefits for, or in respect of, that Member of the types specified in the other provisions of the Scheme. No regular payments may be made by the employer to those separately identified assets unless they are used solely for the purpose of meeting administrative expenses.

15.SCHEME CEASING TO BE A CONTRACTED-OUT SALARY RELATED SCHEME

If the Scheme ceases to be a contracted-out salary related scheme, the Trustees must seek the Occupational Pensions Board's approval to any proposed arrangements for securing GMPs. If it is decided to buy Members back into the State Earnings Related Pension Scheme, then accrued rights premiums or pensioner's rights premiums must be paid to the Secretary of State for Social Security in the manner required by regulations made under the Act. Once these premiums have been paid, the GMPs will be extinguished. The other benefits of the Members, Widows or Widowers concerned under the Scheme shall be reduced by the amount of the GMP accrued at the date the Scheme ceased to be contracted-out increased to State Pension Age or the Member's death (if earlier) by Fixed Rate Revaluation or Section 148 Revaluation

16.SUSPENSION OF GMP

Payment of a GMP may be suspended during any period when either:

16.1The person receiving the GMP is unable to act (by reason of mental disorder or otherwise) but the amount of the GMP must either be paid or applied for the maintenance of the recipient or his dependants, or paid to the recipient when that recipient is again able to act, or paid to the recipient's estate after that recipient's death; or

16.2The recipient of the GMP is in prison or detained in legal custody but the amount of the GMP must then be paid or applied for the maintenance of such one or more of the recipient's dependants as the Trustees shall determine; or

16.3The Member is receiving the GMP but is then re-employed in an employment to which the Scheme relates. The GMP must then be increased under Rule 7.1 above during the period of suspension.

17.FORFEITURE OF GMP

17.1Any instalment of a GMP may be forfeited if it is not paid within 6 years of the date on which the instalment became due and the Trustees do not know the whereabouts of the recipient.

17.2A GMP may be forfeited if the person entitled to the GMP has been convicted of one or more offences under the Official Secrets Acts 1911 to 1989, for which the recipient has been sentenced to a term or consecutive terms of imprisonment totalling at least 10 years, or of an offence of treason.

18.CONTRIBUTIONS EQUIVALENT PREMIUMS

18.1A contributions equivalent premium shall be paid, subject to 18.2 below, in respect of a Member who ceases to be in Contracted-out Employment before whichever is the earlier of the Member's Normal Retiring Date and the end of the tax year preceding that in which the member will reach State Pensionable Age with less than 2 years' Qualifying Service and less than 2 years' Contracted-out Employment. A contributions equivalent premium shall not be paid where the Member's accrued rights include rights transferred from a personal pension, nor where the Member is a woman who dies in contracted-out employment in respect of Widower's GMP.

Payment of the contributions equivalent premium extinguishes the Member's accrued rights to GMPs under the Scheme. Therefore, where the premium is paid, any refund of contributions to the Member or any transfer payment from the Scheme in respect of a Member shall be reduced by the certified amount (as defined in the Act) in relation to that premium and any pension benefit under the Scheme for the Member or the Member's Widow or Widower shall be reduced so as to allow for the fact that their accrued rights to GMPs have been extinguished.

18.2The premium shall not be payable if:

(a)its amount is less than L 17 (or such greater amount as is specified in regulations made under the Act); or

(b)the Member's accrued rights to GMPs are transferred to another scheme, policy or contract in accordance with Rule 10 above; or

(c)the Member has become entitled to an immediate or a deferred pension under the Scheme on ceasing to be in Contracted-out Employment.

EXECUTED as a DEED by ICOM SOLUTIONS LIMITED by means of these signatures:


                           Director /s/ Irene Brown
                                    ---------------
                                    Irene Brown


                           Director/Secretary /s/ Chris Powell
                                              ----------------
                                              Chris Powell


EXECUTED as a DEED by ICOM SYSTEMS LIMITED by means of these signatures:


                           Director /s/ Irene Brown
                                    ---------------
                                    Irene Brown


                           Director/Secretary /s/ Chris Powell
                                              ----------------
                                              Chris Powell


SIGNED as a DEED by the
said PETER JOHN WHEBLE in  /s/ Peter John Wheble
                           ---------------------
the presence of: /s/ Irene Brown
                 ---------------
                 Irene Brown

                          DATED    JULY 29, 1996
                          -----------------------------


                             ICOM SOLUTIONS LIMITED            (1)

                                       AND

                                   S.M. SMITH                  (2)


                          -----------------------------

                               DEED OF APPOINTMENT
                                 RELATING TO THE
                          ICOM SOLUTIONS PENSION SCHEME

                          -----------------------------

THIS DEED OF APPOINTMENT is made on July 29, 1996 BETWEEN:

(1)ICOM SOLUTIONS LIMITED (No. 1641088) whose registered office is at Lion House, P.O. Box 1240, Birmingham B6 7UH (the "PRINCIPAL EMPLOYER"); and

(2)STEPHEN MICHAEL SMITH of 17 Petworth Close, Stevenage, Hertfordshire S92 8UP (the "NEW TRUSTEE").

RECITALS

(A)This deed is supplemental to an Interim Trust Deed dated 5th January 1996 (the "INTERIM DEED") made between the Principal Employer (1) and I.N. Brown and C.G. Powell (2) by which the Icom Solutions Pension Scheme (the "SCHEME") was established and a Supplemental Deed dated 1st April 1996 made between the Principal Employer (1) ICOM Systems Limited (2) and P.J. Wheble
     (3).

(B)Rule 8 of the Interim Deed provides that in effect the Principal Employer has the power by deed to appoint a new trustee as an additional trustee to the Scheme.

(C)The Principal Employer wishes to appoint the New Trustee with effect from the date of this deed and the New Trustee consents to be a trustee with effect from such date.

NOW THIS DEED WITNESSES that in exercise of the power in Rule 8 of the Interim Deed and any and every other enabling power with effect from the date of this deed the Principal Employer HEREBY APPOINTS the New Trustee to be an additional trustee of the Scheme and the New Trustee HEREBY AGREES to act as a trustee of the Scheme from such date.

IN WITNESS of the above this deed has been executed by or on behalf of the parties and delivered the day and year first above written.

EXECUTED as a DEED by ICOM SOLUTIONS LIMITED by means of these signatures:


                  Director /s/ Irene Brown
                           ---------------
                           Irene Brown


                  Director/Secretary /s/ Chris Powell
                                     ----------------
                                     Chris Powell

SIGNED as a DEED by the said
STEPHEN MICHAEL SMITH         /s/ Stephen Michael Smith
                              -------------------------
in the presence of: /s/ P. J. Bush
                    --------------
                    P. J. Bush

                        DATED      JANUARY 5, 1998
                        -----------------------------------

                              ICOM SOLUTIONS LIMITED                    (1)

                                       AND

                                IRENE NORMA BROWN                       (2)
                             CHRISTOPHER GARY POWELL
                                PETER JOHN WHEBLE
                                       AND
                              STEPHEN MICHAEL SMITH


                                   ----------

                            DEFINITIVE DEED AND RULES
                                 RELATING TO THE
                          ICOM SOLUTIONS PENSION SCHEME

                                   ----------

                                   Wragge & Co
                                   Birmingham

THIS DEFINITIVE DEED AND RULES is made on January 5, 1998

BETWEEN:

(1) ICOM SOLUTIONS LIMITED (No.1641088) whose registered office is at Lion House, PO Box 1240, Birmingham B6 7UH; and

(2) IRENE NORMA BROWN of 8 Downham Close, Walsall, West Midlands WS5 3BX, CHRISTOPHER GARY POWELL of 25 Heritage Court, Lichfield, Staffordshire WS14 9ST, PETER JOHN WHEBLE of 62 Kingshayes Road, Aldridge, Walsall WS9 8RZ and STEPHEN MICHAEL SMITH of 17 Petworth Close, Stevenage, Hertfordshire SG2 8UP

RECITALS

(A) The Icom Solutions Pension Scheme was established by the Interim Trust Deed dated 5 January 1996 mentioned in schedule 3.

(B)      This deed is supplemental to the deeds and documents listed in schedule 3

(C) In the 1996 Deed, the Principal Employer undertook that it would decide the provisions of and execute within two years from the Effective Date a definitive trust deed adopting rules to govern the Scheme with effect from the Effective Date.

(D)      This Deed is the definitive trust deed contemplated by the 1996 Deed.

(E) The Employers who participate in the Scheme as at the date of this deed are listed in schedule 4.

OPERATIVE PROVISIONS:

This deed provides as follows:

1 The Principal Employer with the consent of the Trustees declares that the provisions of the Rules contained in this deed and schedules 1 to 4 shall take effect in relation to the Scheme with effect from the Effective Date but shall not operate to invalidate or affect any decision or the exercise of any power before the execution of this deed.

2 The Trustees hold the Fund on trust to apply it in accordance with the provisions of the Scheme as amended by this deed.

IN WITNESS whereof this deed has been executed by or on behalf of the parties and delivered the day and year first above written

                                       (1)

                                    CONTENTS

                                      RULES

RULE              HEADING                                                                                  PAGE
DEFINITIONS AND INTERPRETATION..............................................................................  1
         1        Definitions...............................................................................  1
         2        Interpretation and Overriding Provisions..................................................  8

EFFECTIVE DATE.............................................................................................. 10
         3        Effective Date............................................................................ 10

MODIFICATION AND AUGMENTATION............................................................................... 10
         4        Modification.............................................................................. 10
         5        Augmentation.............................................................................. 10
         6        Reviews and Reduction of Surplus.......................................................... 11

CONSTITUTION OF TRUSTEES.................................................................................... 11
         7        Appointment and Removal of Trustees....................................................... 11
         8        Expenses and Remuneration of Trustees..................................................... 12
         9        Trustees Benefiting from the Scheme....................................................... 13
         10       Trustee Indemnities and Insurance......................................................... 13

POWERS AND DUTIES OF TRUSTEES............................................................................... 15
         11       Administration and Management............................................................. 15
         12       Trustees Meetings and Procedures.......................................................... 15
         13       Delegation................................................................................ 15
         14       Advisers.................................................................................. 15
         15       Employment of Agents and Staff............................................................ 16
         16       Expenses and Debts........................................................................ 16
         17       Investment................................................................................ 16
         18       Insurance of Benefits..................................................................... 17
         19       Bank Accounts............................................................................. 18
         20       Borrowing................................................................................. 18
         21       Accounts and Audit........................................................................ 18
         22       Actuarial Investigations.................................................................. 18
         23       Insurance of Fund Assets.................................................................. 18

DISCRETIONARY TRUST OF LUMP SUMS............................................................................ 19
         24       Discretionary Trust of Lump Sums.......................................................... 19

ADDITIONAL VOLUNTARY CONTRIBUTIONS.......................................................................... 20
         25       Additional Voluntary Contributions........................................................ 20

PARTICIPATION OF EMPLOYERS, TRANSFERS AND WINDING-UP........................................................ 21
         26       Admission of Employers.................................................................... 21

                                       (2)

         27       Withdrawal of Employer.................................................................... 22
         28       Transfers to the Scheme................................................................... 22
         29       Transfers from the Scheme................................................................. 23
         30       Closing the Scheme........................................................................ 24
         31       Substitution of Principal Employer........................................................ 25
         32       Perpetuities.............................................................................. 26
         33       Transfer of Powers........................................................................ 26
         34       Winding-up................................................................................ 26

GENERAL..................................................................................................... 27
         35       Notices................................................................................... 27
         36       Production of Evidence.................................................................... 27
         37       Assignment, Forfeiture and Bankruptcy..................................................... 28
         38       Incapacity and Minority................................................................... 28
         39       Disclosure................................................................................ 29
         40       Resolution of Disputes.................................................................... 29
         41       Information from Participating Employers.................................................. 29
         42       Unclaimed Money........................................................................... 29
         43       Taxation.................................................................................. 29

ELIGIBILITY AND ADMISSION................................................................................... 30
         44       Eligibility and Admission................................................................. 30

CONTRIBUTIONS................................................................................................31
         45       Employers' Contributions.................................................................. 31
         46       Member Contributions...................................................................... 31

TERMINATION OF MEMBERSHIP AND BROKEN SERVICE................................................................ 33
         47       Termination of Membership................................................................. 33
         48       Absence................................................................................... 33
         49       Resumption of Membership.................................................................. 34

WITHDRAWAL FROM PENSIONABLE SERVICE AND PRESERVATION OF BENEFITS............................................ 36
         50       Entitlement to Short Service Benefit...................................................... 36
         51       Calculation of Short Service Benefit...................................................... 36
         52       Members with less than 2 years' Qualifying Service........................................ 37

BENEFITS ON RETIREMENT...................................................................................... 37
         53       Normal Retirement Pension................................................................. 37
         54       {No text in Rule 54}...................................................................... 37
         55       Early Retirement.......................................................................... 37
         56       Late Retirement........................................................................... 40
         57       Lump Sum on Retirement.................................................................... 40

PAYMENT OF PENSIONS......................................................................................... 41
         58       Timing.................................................................................... 41
         59       Duration.................................................................................. 41

                                       (3)

         60       Method and Increases...................................................................... 41

BENEFITS ON DEATH........................................................................................... 42
         61       Death of Member........................................................................... 42
         62       Death of Pensioner........................................................................ 43
         63       Death of Deferred Pensioner or Postponed.................................................. 43
         64       Reduction of Spouse's Pension............................................................. 44
         65       Benefits for Children..................................................................... 44

NON-PARTICIPATING EMPLOYMENT................................................................................ 46
         66       Non-Participating Employment.............................................................. 46

SCHEDULE

1        Revenue Limits..................................................................................... 47

2        Contracting-out.................................................................................... 62

3        Scheme Deeds and Documents......................................................................... 75

4        Participating Employers............................................................................ 75

                                       (4)

                                    THE RULES
                        THE ICOM SOLUTIONS PENSION SCHEME

DEFINITIONS AND INTERPRETATIONDEFINITIONS AND INTERPRETATION

1        DEFINITIONS DEFINITIONS

1.1      In this deed, unless the context otherwise requires:

         "1965 ACT" means the National Insurance Act 1965

         "1988 ACT" means the Income and Corporation Taxes Act 1988

         "1993 ACT" means the Pension Schemes Act 1993

         "1995 ACT" means the Pensions Act 1995

         "1996 ACT" means the Employment Rights Act 1996

         "1996 DEED" means the interim trust deed dated 5 January 1996 numbered 1 in schedule 3.

         "2 YEARS' QUALIFYING SERVICE" has the meaning in section 71(7) 1993
         Act.

         "ACTUARY" means a Fellow of the Institute or Faculty of Actuaries (or a firm making available the services of such a person) appointed under Rule 14.

         "ADDITIONAL VOLUNTARY CONTRIBUTIONS" has the meaning which the expression "voluntary contributions" has in section 111 1993 Act.

         "ADVISER" means an actuary, auditor, fund manager, legal adviser, surveyor or any other adviser.

         "APPROVAL" means approval of the Scheme as an exempt approved scheme under Chapter I Part XIV 1988 Act.

         "BASIC SALARY" means:

         (a) in relation to a Member who does not receive Profit-related Pay, the Member's basic annual salary; and

         (b) in relation to a Member who receives Profit-related Pay, the Member's basic annual salary he would have received had he not elected to receive Profit-related Pay.

         "BASIC STATE PENSION" means the single person's basic state pension from time to time.

         "BENEFICIARY" means any person absolutely or contingently entitled to a benefit from the Scheme.

         "CASH EQUIVALENT" has the meaning in section 94 1993 Act.

         "CHILD" in relation to a deceased person includes his step-child, illegitimate child, a child whom he has legally adopted, a child conceived but not yet born and any other person whom in the opinion of the Trustees the deceased treated as a child of his family.

         "CHILD'S ALLOWANCE" means a pension payable under Rule 65.

         "CONTRIBUTIONS EQUIVALENT PREMIUM" has the meaning in section 55 1993 Act.

         "CONTRACTING-OUT REQUIREMENTS" means

         (a) the requirements to be met for the purpose of obtaining and maintaining a contracting-out certificate under Chapter I Part III 1993 Act by reference to the Scheme in respect of any period of Membership before 6th April 1997; and

         (b) the requirements to be met for the purpose of obtaining and maintaining a contracting-out certificate contained and referred to in Part III 1995 Act by reference to the Scheme in respect of any period of Membership on or after 6th April 1997.

         "DEFERRED PENSIONER" means a Former Member who:

         (a)      ceased Membership before his Normal Retirement Date;

         (b)      is not in receipt of a pension under the Scheme; and

         (c)      is entitled to a deferred pension under the Scheme.

         (or who is treated as such a Former Member by reason of a transfer payment received under Rule 28).

         "DEPENDANT", in relation to any individual, means the spouse, Nominated Dependant, or Eligible Child of that individual or any one whose standard of living will in the opinion of the Trustees be materially affected as a result of the death of the individual.

         "DISCLOSURE REQUIREMENTS" means the requirements for the obtaining and disclosure of information in relation to the Scheme under the 1995 Act.

         "DIVORCE REQUIREMENTS" means the requirement for the disclosure of information in relation to the Scheme and the provision of benefits under the Scheme in respect of the former Spouse of a Member or Former Member under the 1995 Act.

         "EFFECTIVE DATE" means the date specified in Rule 3.

         "ELIGIBLE CHILD" means a Child who:

         (a)      is age 18 or under; or

         (b)      is age 21 or under and undergoing full-time education; or

         (c) is suffering from some mental or physical disability rendering him unable to support himself financially (irrespective of age).

         "EMPLOYEE" means a person in employment with an Employer.

         "EMPLOYER" means the Principal Employer, each of the companies listed in schedule 4 and any other person admitted to participation under Rule
         26.1 or, in relation to any Employee or former Employee or Beneficiary claiming through him, the Principal Employer or such other person by which, at the relevant time, he is or was last employed.

         "EQUAL TREATMENT REQUIREMENTS" means the requirements of sections 62-66 1995 Act.

         "EQUIVALENT PENSION BENEFITS" means a pension equal to the minimum rate of equivalent pension benefits applicable under the 1965 Act in respect of any period during which a Member has been in Non-Participating Employment (as defined in the 1965 Act).

         "FINAL PENSIONABLE PAY" means:

         (a) in relation to a Member who is not a Supplementary Member, the annual average of his Pensionable Pay received over the 36 months immediately prior to his retirement, leaving Pensionable Service or death (whichever occurs first) less the annual average of the Basic State Pension in respect of such period; or

         (b)      in relation to a Supplementary Member

                  (1)      the greater of:

                           (i) his Basic Salary received in the 12 months immediately prior to his retirement, leaving Pensionable Service or death (whichever occurs first); and

                           (ii) his highest Basic Salary in the 5 years immediately prior to retirement, leaving Pensionable Service or death (whichever occurs first); and

                  (2) the annual average of his bonuses received in the 3 years immediately prior to his retirement, leaving Pensionable Service or death (whichever occurs first).

         "FORMER EMPLOYER" means an Employer which has ceased to participate in the Scheme under Rules 27 or 30.

         "FORMER IMI MEMBER" means either a Member who is admitted to Membership with effect from 1st April 1996 and who was immediately before such date contributing to the IMI Section of the IMI Pension Fund or such other Member as the Trustees and the Principal Employer shall agree.

         "FORMER MEMBER" means a Beneficiary who has a benefit under the Scheme by virtue of his Membership but whose Membership has ceased.

         "FUND" means the assets for the time being held by or on behalf of the Trustees on the trusts of the Scheme.

         "GUARANTEED MINIMUM PENSION" has the meaning in section 8 1993 Act.

         "IMI PENSION FUND" means the retirement benefits scheme known as the IMI Pension Fund established by a deed dated 30 September 1970.

         "IMI TRANSFEREES" means those Former IMI Members and Supplementary Members who consented to the transfer of an amount from the IMI Pension Fund to the Scheme in respect of all benefits payable for and in respect of their Membership of the IMI Pension Fund and in relation to whom a transfer payment has been received by the Scheme from the IMI Pension Fund.

         "INDEX" means the index of retail prices for all items published by the Central Statistical Office or any other suitable index adopted by the Trustees for the purposes of the Scheme.

         "INSOLVENCY EVENT" means in relation to an Employer a circumstance in which, if the Employer were the employer in relation to the Scheme for the purpose of section 22(1) 1995 Act, that section would apply to the Scheme.

         "INSURANCE COMPANY" has the meaning in section 659B(1) 1988 Act.

         "LIFE ASSURANCE MEMBER" means an Employee specified in Rule 44.11 or any other Employee whom the Principal Employer directs shall be entitled only to benefits under Rule 61.7.

         "MEMBER" means, subject to Rules 27.2, 30.1 and 47, an Employee who has been admitted to participate in the Scheme under Rule 44.

         "MEMBER CONTRIBUTIONS" means contributions payable under Rule 46.1(a).

         "MEMBERSHIP" means the status of being a Member.

         "MINIMUM FUNDING REQUIREMENT" has the meaning in section 56 1995 Act.

         "NEW PRINCIPAL EMPLOYER" has the meaning in Rule 31.1.

         "NOMINATED DEPENDANT" in relation to a deceased individual having no Spouse means a person who has been nominated in writing to the Trustees as someone who is financially dependant on him and who, in the opinion of the Trustees, is (or was at the date of his death) wholly or partly financially dependant on him.

         "NORMAL RETIREMENT DATE" means in relation to a Member or Former Member who is not a Supplementary Member his 65th birthday and in relation to a Supplementary Member his 62nd birthday.

         "OLD PRINCIPAL EMPLOYER" has the meaning in Rule 31.1

         "OTHER SCHEME" means the trustees or administrators of an occupational pension scheme, a Personal Pension Scheme, annuity contract or policy or other pension arrangement which meets the requirements of section 95 1993 Act {arrangements to which cash equivalents may be taken} or any other scheme or arrangement specifically approved by the Revenue for the purpose of Rule 28 or Rule 29.

         "PART-TIME PENSIONABLE SERVICE" means in relation to a Member any Pensionable Service during which his normal contractual weekly hours of work are less than 30.

         "PENSIONABLE PAY" means:

         (a) in relation to a Member who is not a Supplementary Member at any date, his Basic Salary provided that in relation to a Member who is in Part-time Pensionable Service his Pensionable Pay shall be an amount calculated as:
                                    BS  X   SWW
                                            ---
                                            NWW

                  Where:

                  BS means at any date his Basic Salary;

                  SWW means the full-time standard number of weekly hours of work, determined by the Principal Employer applicable to the Member as at that date; and

                  NWW means the number of his average contractual weekly hours of work for the period of Part-time Pensionable Service in question as at that date; or

         (b) in relation to a Supplementary Member at any date, his Basic Salary and his taxable bonuses accrued during the financial year of the Principal Employer immediately preceding such date.

         "PENSIONABLE SERVICE" in relation to a Member means the completed years and months of his Membership during which either the Member is making Member Contributions or Member Contributions are made in respect of him and any additional period awarded to him by reason of a transfer payment received under Rule 28 provided that in relation to a Member who is or has been in Part-time Pensionable Service it shall be calculated in accordance with the following formula for each period of Part-time Pensionable Service:

                                    NWW  X 12
                                    ---
                                    SWW

         Where:

         NWW is the number of the Member's average contractual weekly hours of work for the period of Part-time Pensionable Service in question; and

         SWW is the standard number of weekly hours of work, determined by the Principal Employer applicable to the Member.

         "PENSIONER" (except in the expressions "Deferred Pensioner" and "Postponed Pensioner") means a person who is a Former Member entitled to be receiving a pension under the Scheme (or who is treated as such a person by reason of a transfer payment received under Rule 28).

         "PERSONAL PENSION SCHEME" means a personal pension scheme approved by the Revenue under Chapter IV Part XIV 1988 Act.

         "PHI SCHEME" means the permanent health insurance scheme which is insured in the name of the Principal Employer from time to time for the benefit of the Members.

         "POLICY" means any contract or policy with an Insurance Company which is an Other Scheme or which provides death or other contingent benefits.

         "POSTPONED PENSIONER" means a Former Member still in Service with the consent of the Employer after his Normal Retirement Date.

         "PRESERVATION REQUIREMENTS" means the provisions of Chapters I, II and IV Part IV 1993 Act relating to the rights of a Former Member on termination of his Membership.

         "PRINCIPAL EMPLOYER" means Icom Solutions Limited or any person who becomes the Principal Employer under Rule 31.2.

         "PROFIT-RELATED PAY" has the meaning in section 169 1988 Act.

         "PRO-RATED BASIC STATE PENSION" means in relation to a Member who is or has been in Part-time Pensionable Service for each period of Part-time Pensionable Service the amount calculated in accordance with the following formula:

                                    NWW  X BSP
                                    ---
                                    SWW

         Where

         NWW is the number of the Member's average contractual weekly hours of work for the period of Part-time Pensionable Service in question;

         SWW is the standard number of weekly hours of work determined by the Principal Employer applicable to the Member; and

         BSP is the Basic State Pension.

         "RELEVANT BENEFITS" has the meaning in section 612 1988 Act.

         "REVENUE" means the Commissioners of Inland Revenue.

         "RULE" means any of these Rules.

         "SCHEDULE OF CONTRIBUTIONS" has the meaning in section 58 1995 Act.

         "SCHEME" means the Icom Solutions Pension Scheme governed by this deed.

         "SERVICE" means such continuous employment with an Employer as the Employer decides is permanent employment.

         "SHORT SERVICE BENEFIT" has the meaning in section 71(2) 1993 Act.

         "SPOUSE" in relation to a deceased individual means either a person who was married to him at the date of his death or, if there is no such person, at the discretion of the Trustees such other person (if any) with whom he was co-habiting at the date of his death, and who in the opinion of the Trustees is or was financially dependant on him at the date of his death.

         "SUPPLEMENTARY MEMBER" means a Member who is admitted to Membership with effect from 5 January 1996 and who was immediately before such date contributing to either the Supplementary Fund or Facsimile Section of the IMI Pension Fund.

         "IMI TRANSFER AMOUNT" means the value of assets transferred to the Scheme from the IMI Pension Fund in respect of the IMI Transferees.

         "TRIVIAL PENSION" means in relation to an individual a pension which when added to all pensions payable in respect of employment with the Employers and the pension equivalent of any lump sum and including any pension arising from the payment of additional voluntary contributions is not more than L 260 per annum (or such higher amount as may be prescribed from time to time by regulations made under sections 21(1) and 77(5) 1993 Act).

         "TRUSTEES" means Irene Norma Brown, Christopher Gary Powell, Peter John Wheble and Stephen Michael Smith or the trustee or trustees for the time being of the Scheme and includes, where the context requires, the directors for the time being of a corporate trustee.

2 INTERPRETATION AND OVERRIDING PROVISIONS INTERPRETATION AND OVERRIDING PROVISIONS

2.1 The contracting-out model rules in schedule 2 apply to the Scheme in relation to:

         (a) a Member or Former Member whose employment before 6th April 1997 was contracted-out by reference to the Scheme; and

         (b) his Pensionable Service during the period of employment specified in Rule 2.1(a).

         To that extent the model rules override the other provisions of this deed except to the extent specified in the model rules. Subject to that the provisions listed in Rule 2.2(a) - (e) apply to the Scheme and this deed takes effect subject to them.

2.2 Each of the Principal Employer, the Employers and the Trustees in making any decision or in giving or withholding its agreement or consent or in exercising or not exercising any power in relation to the Scheme shall comply with:

         (a) the Revenue limits rules in schedule 1 (which may require benefits to be restricted) and any requirements of the Revenue to obtain and maintain Approval;

         (b)      the Preservation Requirements;

         (c)      the Disclosure Requirements;

         (d)      the Equal Treatment Requirements;

         (e)      the Contracting-out Requirements;

2.3 Subject to Rule 2.2, each of the Principal Employer and the Employers in making any decision or in giving or withholding its agreement or consent or in exercising or not exercising any power in relation to the Scheme shall do so at its absolute and uncontrolled discretion and for its own benefit and shall owe no duty to any Employer, Employee, Beneficiary or any other person.

2.4 Subject to the performance of their duties and Rule 2.2, the Trustees in making any decision or in giving or withholding their agreement or consent or in exercising or not exercising any power in relation to the Scheme shall do so at their absolute and uncontrolled discretion.

2.5 The decision of the Trustees shall be final on all questions which are left to their determination or decision in relation to the Scheme and on all matters relating to the management and administration of the Scheme on which this deed and any other provisions of the Scheme are silent.

2.6 Words importing the singular include the plural and vice versa. The plural form of words and expressions defined in Rule 1 shall be construed according to the meaning given to the singular form and vice versa.

2.7 Words importing one gender (except the words "male" and "female") or the neuter include the other gender and the neuter as the case may be.

2.8 The table of contents, the headings to the provisions of this deed and words between the symbols { } are for reference purposes only and shall not affect the meaning or construction of this deed.

2.9      References to this deed include the Rules and the schedules.

2.10 Any reference to a statute (or to a particular chapter, part of, section of, or schedule to, a statute) includes any modification or re-enactment of it and any regulations made under it.

2.11     Nothing in this deed or other provisions of the Scheme shall:

         (a) restrict the right of an Employer to terminate the employment of an Employee with the Employer; or

         (b) be used in aggravation of damages in any proceedings brought by the Employee against any Employer in respect of the termination of his employment.

2.12 Nothing in this deed shall in any way be construed as imposing upon an Employer a contractual obligation as between the Employer and an Employee to contribute or to continue to contribute to the Fund.

2.13 No person shall have any claim, right or interest under the Scheme or any claim upon or against the Trustees or an Employer except under or in accordance with this deed.

2.14 If the Trustees reduce or vary the benefits under the Scheme relating to a Beneficiary with his agreement, the agreement of the Beneficiary shall bind any other Beneficiary affected by the variation.

EFFECTIVE DATEEFFECTIVE DATE

3        EFFECTIVE DATE  EFFECTIVE DATE

3.1 This deed has effect from 5 January 1996. Any provision of the 1995 Act referred to in this deed is effective from the later of the Effective Date or the date on which it comes into force.

MODIFICATION AND AUGMENTATIONMODIFICATION AND AUGMENTATION

4        MODIFICATION  MODIFICATION

4.1 Subject to Rule 4.2, the Principal Employer may by deed change all or any of the provisions of this deed or other provisions of the Scheme including this Rule 4 in any way. Any change shall take effect from the date specified in the deed making the change, which date may be earlier or later than the date of that deed.

4.2      The provisions of:

         (a) section 65 1995 Act {equal treatment rule: alteration of schemes by trustees};

         (b)      section 67 1995 Act {protection of accrued rights}; and

         (c) section 68 1995 Act {limited powers of trustees to modify schemes}, apply.

4.3 The Principal Employer shall provide to the Trustees any deed made under Rule 4.1 as soon as practicable.

5        AUGMENTATION  AUGMENTATION

5.1 Subject to Rule 29.4(c) and Rule 34.2, the Trustees may with the consent of the Principal Employer:

         (a) augment or vary benefits payable under the Scheme either generally or in any particular case; or

         (b) provide benefits for any Employee or former Employee or any Spouse, Child or Dependant of a former Employee.

5.2 If the Trustees exercise any of the powers in Rule 5.1, Rule 29.4(b) Rule 29.4(c) or Rule 34.2 the Trustees shall, having considered the advice of the Actuary, agree with the Principal Employer and the Employer the amount and timing of additional contributions required to be paid to the Scheme taking into account the cost of the additional benefits and such revisions (if any) to the Schedule of Contributions will be made as are then necessary to meet the Minimum Funding Requirement taking into account the cost of the additional benefits.

6        REVIEWS AND REDUCTION OF SURPLUS  REVIEWS AND REDUCTION OF SURPLUS

6.1 The Principal Employer and the Trustees shall at least once each calendar year review:

         (a)      the pensions currently payable at the time of each review; and

         (b) the increases (if any) which form part of the benefits of the Scheme for the purpose of considering an increase or additional increase under Rule 5.1(a).

6.2 If an actuarial valuation under Rule 22 discloses a surplus in excess of the prescribed maximum described in paragraphs 1 and 2 Schedule 22 1988 Act the Trustees shall apply such surplus in such one or more of the ways described in paragraph 3 schedule 22 1988 Act as the Principal Employer decides.

6.3      Section 37 1995 Act {payment of surplus to employer} applies.

CONSTITUTION OF TRUSTEESCONSTITUTION OF TRUSTEES

7        APPOINTMENT AND REMOVAL OF TRUSTEES  APPOINTMENT AND REMOVAL OF
         TRUSTEES

7.1 Subject to Rules 7.5 to 7.7, the Principal Employer shall have power by deed to appoint a new or additional Trustee and to remove a Trustee provided that, unless a body corporate is the sole Trustee, the number of Trustees shall not be less than two.

7.2 Subject to Rules 7.5 to 7.7, a body corporate (whether or not a trust corporation) may remain or be appointed sole Trustee.

7.3 Subject to Rule 7.4, if, after the resignation, the continuing Trustees shall be at least either a body corporate or two individuals, any Trustee may resign as a Trustee by serving written notice on the Principal Employer and the other Trustees to that effect.

7.4 Every Trustee shall on ceasing to be a Trustee execute such documents and do all such things as may be necessary to give effect to such cessation and to vest the Fund in the continuing Trustees.

7.5 If section 16 or section 18 1995 Act {Requirement for member-nominated trustees or directors} applies to the Scheme, it applies on the footing that:

         (a) unless the Principal Employer otherwise agrees, neither the Principal Employer nor any Employer has given its approval for a greater number of member-nominated trustees or member-nominated directors than that required to satisfy the minimum under section 16(6) or section 18(6) 1995 Act;

         (b) unless the Principal Employer otherwise agrees, under any appropriate rules which are approved or prescribed under section 20 1995 Act, each of the Principal Employer and the Employers requires that to qualify for nomination as a member-nominated trustee or member-nominated director, a person who is not a Member, a Postponed Pensioner, a Deferred Pensioner or a Pensioner must be approved in writing by the Principal Employer; and

         (c) any person who is nominated and selected in accordance with appropriate rules under section 16 1995 Act shall become a Trustee at the beginning of the period applying to that person as specified in the arrangements made under section 16 1995 Act and shall cease to be a Trustee at the end of that period or when those arrangements or the 1995 Act provide for him to cease to be Trustee.

7.6 If arrangements for selecting a Trustee or Trustees are made and implemented under section 17 1995 Act {exceptions to requirements for member-nominated trustees} then any person who is selected as a Trustee in accordance with those arrangements while they continue to have effect shall:

         (a) become a Trustee at the beginning of the period applying to that person as specified in those arrangements; and

         (b) shall cease to be a Trustee at the end of that period or when those arrangements or the 1995 Act provide for him to cease to be a Trustee whichever is the earlier.

7.7 The Principal Employer and the Trustees shall record in writing any arrangements which are made under sections 16-21 1995 Act. The Trustees shall notify the Principal Employer as soon as practicable after any person becomes or ceases to be Trustee under Rule 7.5(c), Rule 7.6(a) and Rule 7.6(b).

7.8 If a person is purportedly appointed as a new or additional Trustee under Rule 7.1 or pursuant to section 16 or 17 1995 Act but who is at the time of the appointment disqualified under section 29 1995 Act, the appointment shall be void from the time of the appointment provided that:

         (a) subsections (5) and (6) of section 30 1995 Act apply both to things done by that person and to him; and

         (b) such person shall execute such documents and do all such things as may be necessary to give effect to his ceasing to act purportedly as a Trustee and to vest the Fund in the continuing Trustees.

8        EXPENSES AND REMUNERATION OF TRUSTEES  EXPENSES AND REMUNERATION OF
         TRUSTEES

8.1 The Trustees shall be entitled to pay out of the Fund any expenses incurred in connection with the Scheme, to be paid in priority to all other claims falling to be met out of the Fund.

8.2 The Trustees may, with the consent of the Principal Employer, pay to any Trustee, or director of a corporate Trustee, out of the Fund reasonable remuneration for acting in that capacity or in any other capacity authorised by the Rules, to be so paid in priority to all other claims (other than under Rule 8.1) payable out of the Fund.

8.3 A Trustee or director of a corporate Trustee paid or intended to be paid under Rule 8.2 may participate in taking a decision under Rule 8.2 notwithstanding his personal interest in it and may retain for himself any reasonable remuneration which the Trustees decide to pay to him.

9        TRUSTEES BENEFITING FROM THE SCHEME  TRUSTEES BENEFITING FROM THE
         SCHEME

9.1 The decision of, or the exercise of a power by, the Trustees shall not be invalidated or questioned on the ground that any of the Trustees or directors of a corporate Trustee had an interest in the result of the decision or the exercise of the power.

9.2 A Beneficiary who is or has been a Trustee (or a director or officer of a corporate Trustee or a delegate of the Trustees) may retain for himself any benefit to which he is entitled by virtue of his Membership, including any benefit as augmented or provided under Rules 5, 29 and 34, whether or not the Beneficiary participated in the exercise of the power in Rules 5, 29 and 34 in relation to him.

9.3 Subject to the consent of the Principal Employer and of the Trustees, a Trustee who is or becomes a director or employee of any company in which the Trustees hold shares or any other interest may retain for himself any resulting fees or remuneration notwithstanding that his retention of, or appointment to, that office or employment may be directly or indirectly due to the exercise or non-exercise of any votes by the Trustees.

10       TRUSTEE INDEMNITIES AND INSURANCE  TRUSTEE INDEMNITIES AND INSURANCE

10.1 Subject to section 31 {trustees not to be indemnified for fines and civil penalties} and section 33 {investment powers: duty of care} 1995 Act, no Trustee or director of a corporate trustee shall as trustee of the Scheme or in respect of the exercise or purported exercise of or the omission of the exercise of his rights or powers in relation to the Scheme incur any personal responsibility or be liable for anything whatsoever except for breach of trust knowingly and intentionally committed or condoned by him which at the time of his commission or condonation is known by the Trustee to be a breach of trust.

10.2 The Principal Employer shall both before and after the winding-up of the Scheme indemnify each of the Trustees or director of a corporate trustee against all or any claims, costs, losses, damages, awards and expenses which he may pay or incur or which may be made or awarded against him as a trustee of the Scheme except for breach of trust knowingly and intentionally committed or condoned by the Trustee which at the time of his commission or condonation is known by the Trustee to be a breach of trust to the extent that such claims, costs, losses, damages, awards and expenses cannot for any reason be met out of the Fund or a policy effected under Rule 10.3.

10.3 Subject to Rule 10.4 and section 31 1995 Act, the Trustees may effect any insurance or policy of indemnity in relation to acts or omissions or liabilities of themselves, their servants, agents or other persons (including employees of the Principal Employer) in connection with the Scheme and may pay the premiums for the insurance or policy and any related expenses from the Fund.

10.4 Such insurance or policy shall not require the Trustees or allow the insurer to claim under any indemnity from the Principal Employer to the Trustees in respect of the insured risk.

POWERS AND DUTIES OF TRUSTEESPOWERS AND DUTIES OF TRUSTEES

11       ADMINISTRATION AND MANAGEMENT  ADMINISTRATION AND MANAGEMENT

11.1 The Trustees shall be the administrator of the Scheme for the purposes of Chapter I Part XIV 1988 Act.

12       TRUSTEES MEETINGS AND PROCEDURES  TRUSTEES MEETINGS AND PROCEDURES

12.1 This Rule 12 is subject to section 32 1995 Act {decision of trustees and notices of meetings}.

12.2 The Trustees, or the officers of a corporate body which is sole Trustee, shall meet for the purpose of considering the affairs of the Scheme at least once a year. Subject to that, the meetings and procedures of a corporate body which is sole Trustee will be regulated by its governing document. In any other case Rules 12.3 to 12.6 apply.

12.3 The decisions of the Trustees and of any committee of the Trustees (established under Rule 13) are required to be taken by agreement of a majority of all of the Trustees or a majority of all of the committee of the Trustees.

12.4 A simple majority of the Trustees, or a simple majority of the members of a committee of the Trustees, must be present when any decision is so taken, but a Trustee who is not so present may subsequently make a decision of the other Trustees effective by signing a written record of it.

12.5 A decision recorded in writing and signed by all of the Trustees shall be effective as if it were a decision of a meeting of the Trustees.

12.6 Subject to Rules 12.1 - 12.5, the Trustees may make such regulations for the conduct of their business as they decide.

13       DELEGATION  DELEGATION

13.1 Subject to Rule 13.2, the Trustees may with the consent of the Principal Employer delegate all or any of their powers, duties, trusts and discretions (including the power to delegate in this Rule 13.1) to any person on such terms, for such periods and at such remuneration (if any) as they think fit, but any remuneration for a Trustee must be authorised under Rule 8.

13.2     Section 34 1995 Act {power of investment and delegation} applies.

14       ADVISERS  ADVISERS

14.1 The Trustees shall appoint Advisers so far as they are required to do so by section 47 1995 Act. The Trustees may appoint any Adviser when they are not required to do so by the 1995 Act.

14.2 Subject to sections 47 and 48 1995 Act, the Trustees may appoint or remove any Adviser on such terms as to remuneration and otherwise as they think fit.

14.3 The Trustees shall not seek or rely upon the advice of any Adviser unless he is appointed by the Trustees, but the Trustees may appoint an Adviser who also advises the Principal Employer or any Employer, provided they instruct the Adviser to notify the Trustees as soon as the Adviser becomes aware of any conflict of interest between the Trustees and the Principal Employer or any Employer.

14.4 The Trustees shall only seek or rely upon the advice of the Adviser who has been appointed as actuary under Rule 14.1 and in accordance with section 47(1)(b) 1995 Act in relation to those functions which are required to be exercised by such person under the 1995 Act.

14.5 Subject to Rules 14.3 and 14.4 and section 33 and section 34(4) 1995 Act {duty of care in relation to investment}, the Trustees may act in accordance with advice given by an Adviser and shall not be liable for any resulting loss.

15       EMPLOYMENT OF AGENTS AND STAFF  EMPLOYMENT OF AGENTS AND STAFF

15.1 The Trustees may, with the consent of the Principal Employer, employ or engage such persons and on such terms as to remuneration and otherwise as they think fit to transact any business of the Scheme or to administer the Scheme. Except in the case of a Trustee, such person may, if he is acting in good faith, comply with the directions of the Trustees without being obliged to ascertain that those directions comply with this deed.

15.2 Any remuneration for a Trustee under Rule 15.1 must be authorised under Rule 8.

16       EXPENSES AND DEBTS16EXPENSES AND DEBTS

16.1 Unless the Principal Employer decides otherwise, all costs, charges and expenses incurred by the Trustees in connection with the Scheme and any remuneration of the Trustees shall be payable out of the Fund.

17       INVESTMENT  INVESTMENT

17.1 The Trustees may invest the Fund, and may retain or transpose and vary any such investment, in any form of investment which they could make if they were a sole, absolute and beneficial owner of the Fund. The Trustees may appoint an investment manager who is authorised under the Financial Services Act 1986 to exercise their powers of investment.

17.2 An investment authorised by Rule 17.1 may involve a liability on the Fund, need not produce income or be authorised by law for the investment of trust moneys, and may be of a wasting or reversionary nature.

17.3     The Trustees may improve, repair or develop land or other property.

17.4 The Trustees may underwrite, sub-underwrite or guarantee the subscription of any stocks, shares, debentures, debenture stock, bearer securities or other investments and may deal in commodities, commodity futures, financial futures, traded options and derivatives of all kinds.

17.5     The following sections of the 1995 Act apply:

         (a)      section 33 {investment powers: duty of care};

         (b)      section 34 {power of investment and delegation};

         (c) section 35 {preparation and maintenance of a written statement of investment principles};

         (d)      section 36 {choosing investments}.

17.6 The Trustees may invest all or any part of the Fund in a common investment fund or in a unit trust, mutual fund or managed fund of an insurance company or in the purchase of shares in an investment trust which, in any of these cases, meets the requirements of sections 34-36 1995 Act in relation to the Scheme.

17.7 The Occupational Pension Schemes (Investment) Regulations 1996 {not more than 5% of the Fund to be invested in employer-related investments} apply.

17.8 The Trustees may hold assets either in the name of the Trustees or any of them or jointly with some other person or in the name of a nominee or custodian or sub-custodian. The Trustees may appoint a custodian of Fund assets on any terms including power to appoint sub-custodians and nominees without the approval of the Trustees.

17.9 At any time when the Trustees are a sole corporate Trustee and not a trust corporation, the Trustee may appoint another person to hold any real property in the Fund jointly with it.

18       INSURANCE OF BENEFITS  INSURANCE OF BENEFITS

18.1 The Trustees may effect and deal with any Policy for the provision of any benefit payable under the Scheme.

18.2 The Trustees may appropriate any Policy in the Fund, except for a Policy representing additional voluntary contributions, to the provision of any benefit payable under the Scheme to any Beneficiary without his consent.

18.3 If a Policy is appropriated under Rule 18.2 then, so far as is consistent with section 67 1995 Act {restrictions on powers to alter schemes} 73 1995 Act {preferential liabilities on winding-up} and the Preservation Requirements:

         (a) the Beneficiary in question shall not be entitled to any benefit except for the benefits payable out of the Policy;

         (b) no person shall have any right to resort to the Policy in priority to or equally with the Beneficiary; and

         (c) the provisions of this deed relating to the closure or winding-up, in whole or in part, of the Scheme shall have effect subject to this Rule 18.3.

18.4 The Trustees may purchase in the name of or assign to any Beneficiary any Policy for the provision of any benefit payable to that Beneficiary.

18.5     The consent of the Beneficiary to a purchase or assignment under Rule
         18.4 shall not be required except in so far as his consent is required in order to comply with the Preservation Requirements, the Contracting-out Requirements or the requirements for Approval.

18.6 If a Policy is purchased or assigned under Rule 18.4 the Beneficiary in question shall immediately cease to have any rights under the Scheme to any benefit.

19       BANK ACCOUNTS  BANK ACCOUNTS

19.1 The Trustees may keep any money received by them in a separate bank account kept by them at an institution authorised under the Banking Act 1987.

19.2 The Trustees may authorise any person to open and operate an account authorised by Rule 19.1 (including the drawing and endorsing of cheques).

20       BORROWING  BORROWING

20.1 The Trustees may borrow money on any terms and conditions (including as to security).

21       ACCOUNTS AND AUDIT21 ACCOUNTS AND AUDIT

21.1 The Trustees shall obtain at such intervals as they decide (being intervals of not more than twelve months) accounts audited by the auditor of the Scheme and a statement from the auditor about contributions under the Scheme.

22       ACTUARIAL INVESTIGATIONS  ACTUARIAL INVESTIGATIONS

22.1 The Trustees shall obtain at such intervals as they decide (being intervals of not more than three years) a valuation by the Actuary of the assets and liabilities of the Scheme.

23       INSURANCE OF FUND ASSETS  INSURANCE OF FUND ASSETS

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23.1     The Trustees may insure any assets against any risks and for any amounts.

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DISCRETIONARY TRUST OF LUMP SUMSDISCRETIONARY TRUST OF LUMP SUMS

24       DISCRETIONARY TRUST OF LUMP SUMS  DISCRETIONARY TRUST OF LUMP SUMS

24.1 Any lump sum benefit payable under the Scheme in respect of the death of a Beneficiary shall be held by the Trustees on trust to pay it within two years from the date of death to or for the benefit of such one or more of:

         (a)      the Spouse of the Beneficiary;

         (b)      any parent or grandparent of the Beneficiary;

         (c)      any Dependant of the Beneficiary;

         (d)      any brother or sister of the Beneficiary;

         (e)      any descendant of any brother or sister of the Beneficiary;

         (f) any person or unincorporated body notified by the Beneficiary to the Trustees for the purpose of this Rule 24;

         (g) any person or unincorporated body beneficially interested under the intestacy or any testamentary disposition of the Beneficiary; and

         (h)      the personal representatives of the Beneficiary

         and in such shares as the Trustees decide.

24.2 In the event of there being no person or unincorporated body known to the Trustees within the provisions of Rule 24.1 the benefit shall be retained by the Trustees for better securing the solvency of the Scheme.

24.3 The perpetuity period applicable to Rule 24.1 shall be 21 years from the death of the Beneficiary who has died or such longer period as is permitted by law.

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ADDITIONAL VOLUNTARY CONTRIBUTIONSADDITIONAL VOLUNTARY CONTRIBUTIONS

25       ADDITIONAL VOLUNTARY CONTRIBUTIONS  ADDITIONAL VOLUNTARY CONTRIBUTIONS

25.1 A Member may pay Additional Voluntary Contributions to the Scheme to secure additional benefits under arrangements to be made by the Trustees with the consent of the Principal Employer provided that he has given the Employer at least one month's notice in writing.

25.2 The benefits payable under Rule 25.1 shall be determined by the Trustees having regard to the advice of the Actuary and the amount representing the Additional Voluntary Contributions paid to the Scheme by the Member.

25.3 The Trustees shall comply with section 111 1993 Act, the requirements of Regulation 5 of the Retirement Benefit Schemes (Restriction on Discretion to Approve) (Additional Voluntary Contributions) Regulations 1993 and, where the Scheme is the "leading scheme" in relation to a Beneficiary, with the requirements of Regulation 6 of those Regulations so far as they concern main schemes.

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PARTICIPATION OF EMPLOYERS, TRANSFERS AND WINDING-UPPARTICIPATION OF EMPLOYERS,
TRANSFERS AND WINDING-UP

26       ADMISSION OF EMPLOYERS  ADMISSION OF EMPLOYERS

26.1 Subject to Rule 26.2, the Principal Employer may admit to participation in the Scheme as an Employer any person either:

         (a) which is associated in business by shareholding or otherwise with the Principal Employer; or

         (b) which is not so associated but whose participation is acceptable to the Revenue for the purpose of Approval.

26.2 A person to be admitted under Rule 26.1 shall by deed in favour of the Trustees (whose agreement shall not be required):

         (a) covenant to observe and perform the provisions of the Scheme applicable to it as an Employer;

         (b) agree that the Principal Employer may make all decisions and exercise all discretions in relation to the Scheme under the 1995 Act on that person's behalf as though the Principal Employer were the sole employer participating in the Scheme;

         (c)      agree that it will in relation to the Scheme:

                  (i) exercise no right or discretion conferred on it by or under the 1995 Act without the prior written consent of the Principal Employer;

                  (ii) exercise each right or discretion conferred on it by or under the 1995 Act as directed from time to time in writing by the Principal Employer;

                  (iii) from time to time execute all such deeds, documents, agreements, consents or approvals for the purpose of complying with its obligations under Rule 26.2(c)(i) or (ii) as may be considered necessary or desirable by the Principal Employer;

                  (iv) co-operate with the Principal Employer and the Trustees in providing information about, and access to, its employees from time to time;

                  (v) if requested by the Principal Employer execute a deed irrevocably appointing the Principal Employer as its attorney to execute (in the name of that person or otherwise) from time to time any of the deeds, documents, agreements, consents or approvals specified in Rule 26.2(iii);

                  (vi) nominate the Principal Employer as the "appropriate person" to act for it for the purposes of section 21(9) 1995 Act {member-nominated trustees};

                  (vii) agree that the Trustees may consult the Principal Employer under section 35(5)(b) 1995 Act {statement of investment principles} to the exclusion of that person;

                  (viii) nominate the Principal Employer as the representative of that person for the purposes of section 58(4)(a) 1995 Act.

26.3 The Principal Employer shall notify the Trustees of the admission of a new Employer as soon as practicable.

27       WITHDRAWAL OF EMPLOYER  WITHDRAWAL OF EMPLOYER

27.1 An Employer shall cease to participate in the Scheme forthwith upon the happening of any of the following:

         (a) the effective date of a notice given by the Principal Employer to the Trustees terminating the participation of that Employer in the Scheme;

         (b)      an Insolvency Event in relation to that Employer:

         (c) subject to Rule 26.1(b), that Employer ceasing to be associated in business with the Principal Employer for the purpose of Approval.

27.2 A Member who is an employee of the Former Employer shall cease to accrue benefits under the Scheme and shall cease to be a Member on the date on which the Former Employer becomes a Former Employer. The Member shall be entitled to such benefits in respect of his Membership to that date as the Trustees are required to provide in accordance with Rules 50 and 51 and the Preservation Requirements.

28       TRANSFERS TO THE SCHEME  TRANSFERS TO THE SCHEME

28.1 Subject to Rules 28.2 and 28.3 the Trustees may, with the consent of the Principal Employer, accept a transfer payment from an Other Scheme relating to any Beneficiary or other person on terms that the Beneficiary (or other person) shall be entitled to such benefits under the Scheme as the Trustees after consulting the Actuary decide.

28.2 The Trustees will obtain a certificate from the Other Scheme showing any restriction of the lump sum benefits that the transfer payment may be used to provide and will comply with any such restrictions.

28.3 The Trustees will treat as contributions paid by a Beneficiary only that part of the

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         transfer payment certified as such by the Other Scheme. The Trustees will comply with any restrictions on refunds of a Beneficiary's contributions notified to them by the Other Scheme.

28.4 The Trustees may accept gifts and other transfers of assets to the Scheme and apply them in such manner as they decide within the purposes of the Scheme.

28.5 If the Trustees accept a liability to pay a Guaranteed Minimum Pension under Rule 28.1, the Trustees may revalue the accrued rights to the Guaranteed Minimum Pension by a method different from that used by the Other Scheme.

29       TRANSFERS FROM THE SCHEME  TRANSFERS FROM THE SCHEME

29.1 In respect of a Beneficiary or a group of Beneficiaries the Trustees may with the consent of the Principal Employer transfer to an Other Scheme part of the Fund. The amount of that part shall:

         (a)      be determined by the Trustees after consulting the Actuary;

         (b) subject to Rules 29.1(c) and 29.4, be equal in value to the benefits which the Trustees are required to provide to the Beneficiary or group of Beneficiaries under the Scheme in respect of the period of Membership to which the benefits relate; and

         (c) where the accrued rights of the Beneficiary or group of Beneficiaries to Guaranteed Minimum Pensions are not transferred, exclude the value of those Guaranteed Minimum Pensions.

29.2 A transfer made under Rule 29.1 shall be made on the basis that the Beneficiary or group of Beneficiaries shall become entitled under the Other Scheme to such benefits (contingent or otherwise) as the Trustees agree with the Other Scheme.

29.3     When a transfer is made under Rule 29.1:

         (a) except for Guaranteed Minimum Pensions where Rule 29.1(c) applies, the Beneficiary shall immediately cease to be entitled to any benefits under the Scheme; and

         (b) the Trustees shall not be responsible for or required to enquire into the application of the assets so transferred.

29.4     (a)      Subject to Rule 29.4(b) and Rule 29.4(c),  the value of the benefits to be valued under Rule 29.1(b) shall not exceed the amount calculated by the Actuary in the manner prescribed by regulations for the purpose of section 56(3) 1995 Act {minimum funding requirement}.

         (b) Subject to Rule 5.2 the Principal Employer may increase the value attributable to the benefits described in Rule 29.1 or increase those benefits for the purpose of determining the amount to be transferred under Rule 29.1.

         (c) Subject to Rule 5.2 if on or before 31 March 2000 there is a transfer to an Other Scheme of part of the Fund as a result of the sale or re-organisation of the business of Icom Solutions Limited (Company Number 1641088) then the Trustees shall increase the value attributable to the benefits described in Rule 29.1 in respect of those IMI Transferees who transfer having regard to the size of the IMI Transfer Amount and the basis on which it was calculated.

29.5 The consent of the Beneficiary to a transfer under Rule 29.1 shall not be required except insofar as his consent is required to comply with the Preservation Requirements, the Contracting-out Requirements or the requirements for Approval.

29.6 Sections 93 to 101 1993 Act {right to a cash equivalent} apply to the Scheme.

29.7 The amount of any Cash Equivalent payable out of the Fund shall be calculated using the same methods and assumptions:

         (a) as are used for the purpose of applying the Minimum Funding Requirement to the Scheme, and

         (b)      as they apply to the Beneficiary in question

         provided that with the consent of the Principal Employer other methods and assumptions may be used on the advice of the Actuary from time to time

29.8 Where a Beneficiary has a right to take a Cash Equivalent under section 95 1993 Act in respect of part of his benefits and exercises that right, the Trustees may treat the exercise of that right as extending to the remainder of his benefits.

29.9     When giving effect to Rule 29, the Trustees shall:

         (a) ascertain from the trustees or administrator of the Other Scheme the Section and Act under which it is approved;

         (b) provide a certificate if necessary showing any restriction on the lump sum benefits that the transfer payment be used to provide;

         (c) provide a certificate showing the part of the transfer payment which should be treated as the Beneficiary's contributions in the Other Scheme and any restrictions on refunds of such contributions; and

         (d) provide to the Other Scheme a copy of any court order made in respect of the Beneficiary under the Divorce requirements; and

         (e) provide the Other Scheme with any further relevant information they may request.

30       CLOSING THE SCHEME30CLOSING THE SCHEME

30.1     On the first of the dates specified in Rule 30.2:

         (a) all the Members shall cease to accrue benefits and shall cease to be Members; and

         (b)      the Scheme will be continued as a closed fund;

30.2     The dates are:

         (a) the date on which the Principal Employer ceases to participate in the Scheme in consequence of Rule 27.1(b);

         (b) the date on which the Principal Employer gives notice to the Trustees to terminate the Scheme; and

         (c) if the perpetuity rules apply, the date two years before the expiry of the perpetuity period specified in Rule 32.

30.3 At any time while the Scheme is being continued as a closed fund under Rule 30.1(b), the Trustees may wind-up the Scheme in accordance with Rule 34 and, if the perpetuity rules apply, shall do so on such date as is two years before the expiry of the perpetuity period specified in Rule 32; and

30.4 Until the Scheme is completely wound up all the provisions of the Scheme and powers exercisable under the Scheme, including Rule 4.1, shall continue to operate.

31       SUBSTITUTION OF PRINCIPAL EMPLOYER  SUBSTITUTION OF PRINCIPAL EMPLOYER

31.1     If a person (the "New Principal Employer"):

         (a) executes a deed in favour of the Trustees (whose agreement shall not, subject to any operation of Rule 33, be required) under which:

                  (i) he undertakes the liabilities of the Principal Employer under the Scheme; and

                  (ii) covenants to observe and perform the provisions of the Scheme applicable to him as an Employer; and

         (b) obtains the consent of the person (the "Old Principal Employer") who is the Principal Employer immediately before the operation of Rule 31.2; and

         (c)      in respect of whom the Revenue approves the operation of Rule
                  31.2 or the
                  operation of Rule 31.2 will not prejudice Approval

         then Rule 31.2 applies.

31.2 If the requirements of Rule 31.1 are met, then with effect from such date as the Old Principal Employer and the New Principal Employer agree:

         (a) the Old Principal Employer shall be released from all obligations in relation to the Scheme which apply to it other than as an Employer; and

         (b) the Rules and all other provisions of the Scheme shall take effect as if the New Principal Employer had been and is the Principal Employer.

32       PERPETUITIES  PERPETUITIES

32.1 If the perpetuity rules apply the perpetuity period applicable to the Scheme shall be 80 years from the date of commencement of the Scheme or such longer period as may be permitted by law.

33       TRANSFER OF POWERS33 TRANSFER OF POWERS

33.1 If the Principal Employer ceases to participate in the Scheme following an Insolvency Event in relation to the Principal Employer then all the powers of the Principal Employer (including the Old Principal Employer) in relation to the Scheme shall be exercisable by the Trustees in the place of the Principal Employer. In that event Rule 2.4 shall apply to those powers in the place of Rule 2.3.

34       WINDING-UP  WINDING-UP

34.1 Subject to the payment of expenses and remuneration authorised by Rules 8 and 16 and to schedule 2, on the winding-up of the Scheme the Trustees shall apply such part of the Fund in accordance with section 73 and section 74 1995 Act as is necessary to satisfy the liabilities of the Scheme described in section 73(3) 1995 Act.

34.2 If the Scheme is wound-up on or before 31 March 2000 the Trustees shall augment the benefits for and in respect of the IMI Transferees who are Beneficiaries at the date of the commencement of the winding-up having regard to the size of the IMI Transfer Amount and the basis on which it was calculated.

34.3     To the extent that any liabilities have not been satisfied under Rules
         34.1 and 34.2, the Principal Employer may in its absolute discretion secure increases to the benefits provided under the Scheme to the extent permitted by the assets remaining and Schedule 1.

34.4 Subject to section 76 1995 Act, the Trustees shall pay all of the Fund remaining after the application of Rules 34.1, 34.2 and 34.3 to the Employers in such proportions as the Trustees decide.

GENERALGENERAL

35       NOTICES  NOTICES

35.1 Subject to Rules 35.2, 35.3 and 35.4, any notice to be given to a person under the Rules may be given by delivering it to him or by leaving it at his proper address or by sending it to him by post.

35.2 For the purposes of Rule 35.1 the proper address of any Beneficiary is his latest address known to the Trustees.

35.3 Any notice given to any person under Rule 35.1 shall be deemed to have been received by him on the day on which it is so given or, in the case of sending it by post, on the day after it is sent.

35.4 Any notice to be given to a Beneficiary under the Rules shall be deemed to have been received by the Beneficiary if any procedure has been followed which appears to the Trustees to be adequate to draw his attention to it.

36       PRODUCTION OF EVIDENCE  PRODUCTION OF EVIDENCE

36.1     Rule 36.3 applies to an Employee, Member or other Beneficiary if he:

         (a) fails to undergo such medical examination as the Trustees request;

         (b)      fails to provide such of the information described in Rule
                  36.2 as is requested by the Trustees; or

         (c) provides information purporting to be information described in Rule 36.2 but which is incorrect;

         (d) is shown by any medical examination to be suffering from any ill health.

36.2     The information is:

         (a) evidence as to the Employee's, Member's or other Beneficiary's age, health and marital status;

         (b) such other information as the Trustees request for the purpose of admission to Membership or the provision of benefits under the Scheme;

         (c) the results of any medical examination requested by the Trustees.

36.3 In respect of an Employee, Member, or other Beneficiary to whom this Rule 36.3 applies the Trustees may:

         (a)      refuse to admit the Employee to Membership; or

         (b) modify or restrict the benefits provided for or in respect of the Employee, Member, or other Beneficiary.

36.4     The Trustees may rely on:

         (a) any information supplied by or on behalf of an Employee, Member, or other Beneficiary to any of the Employers; or

         (b) the results of a medical examination undergone by an Employee, Member, or other Beneficiary for any of the Employers or for any Insurance Company.

37       ASSIGNMENT, FORFEITURE AND BANKRUPTCY  ASSIGNMENT, FORFEITURE AND
         BANKRUPTCY

37.1     Section 91 1995 Act {inalienability of pensions} applies.

37.2 Section 92 1995 Act {forfeiture and discretionary trust of pension} applies.

37.3 If a Beneficiary is convicted of one or more offenses within the terms of sections 92(4)(a) and (b) 1995 Act, the pension of that Beneficiary shall, if the Principal Employer so decides, be forfeited.

37.4 Subject to sections 93(2)-(5) 1995 Act, if a Beneficiary incurs a monetary obligation to any of the Employers arising out of a criminal, negligent or fraudulent act or omission by him, then that Beneficiary's entitlement, or accrued right, to a pension under the Scheme shall be reduced by an amount equal to the monetary obligation which shall be paid to the Employer.

38       INCAPACITY AND MINORITY  INCAPACITY AND MINORITY

38.1 Subject to section 92 1995 Act if, in the opinion of the Trustees, a Beneficiary is incapable of acting by reason of illness, mental disorder, minority or otherwise:

         (a) the Trustees may retain any money due to the Beneficiary for any period and then apply or pay it under Rule 38.1 (b) - (e);

         (b) the Trustees may apply the money for the benefit of the Beneficiary or his estate or may pay it to some other person who is or appears to the Trustees to be responsible for his care;

         (c) the receipt of the person to whom the Trustees pay the money will be a discharge to the Trustees for it;

         (d) the Trustees will not be responsible for or obliged to supervise the way in which money paid under this Rule 38 is used; and

         (e) the Trustees may make for the Beneficiary any choice which he has under the

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                  Scheme in respect of the money.

39       DISCLOSURE  DISCLOSURE

39.1     The Disclosure Requirements apply to the Scheme.

39.2     The Divorce Requirements apply to the Scheme.

40       RESOLUTION OF DISPUTES  RESOLUTION OF DISPUTES

40.1 The Trustees must comply with section 50 1995 Act, but, subject to that, Rule 2.5 applies.

41 INFORMATION FROM PARTICIPATING EMPLOYERS INFORMATION FROM PARTICIPATING EMPLOYERS

41.1 Each Employer shall supply to the Principal Employer and the Trustees any information either of them may request in respect of itself or its Employees who are Members or prospective Members.

42       UNCLAIMED MONEY  UNCLAIMED MONEY

42.1 If a Beneficiary fails to claim his benefit within the shortest of the periods referred to or mentioned in section 92(5) 1995 Act it shall be forfeited but the Trustees may at their discretion pay all or any part of such benefit not withstanding the forfeiture.

43       TAXATION  TAXATION

43.1 The Trustees may deduct from any payment under the Scheme any tax for which they may be liable in respect of it.

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ELIGIBILITY AND ADMISSIONELIGIBILITY AND ADMISSION

44       ELIGIBILITY AND ADMISSION ELIGIBILITY AND ADMISSION

44.1 Subject to Rules 44.1(b) and 44.1(c) the eligibility requirements for an Employee are that:

         (a)      he is less than 60 years old;

         (b) he is not contributing to a Personal Pension Scheme which is inconsistent with Membership for the purpose of Approval;

         (c)      he is a permanent Employee;

         (d) he undergoes such medical examination and medical investigation of the Beneficiaries who would be entitled to benefits under the Scheme as a result of his Membership as the Principal Employer or the Trustees require; and

         (e) the person requiring the medical examination or medical investigation under Rule 44.1(d) decides that the results are satisfactory.

44.2 An Employee who first becomes eligible for Membership under Rule 44.1 shall be admitted to participation in the Scheme with effect from the date specified in Rule 44.3 if:

         (a)      he satisfies all the eligibility requirements in Rule 44.1;
                  and

         (b) he properly completes and gives to the Trustees an application in the form required by the Trustees and supplies to the Trustees such information as they require.

44.3 The date is the first day of the Employee's employment with this Employer or such later date as the Trustees shall decide in their discretion and notify to the Employee.

44.4 An Employee who does not join the Scheme when he first becomes eligible may not join the Scheme at a later date, unless the Principal Employer so permits and the Trustees give their consent.

44.5 An Employee who becomes eligible for Membership under Rule 44.4 may join the Scheme with effect from the date specified by the Principal Employer, subject to him satisfying the requirements in Rule 44.6.

44.6     The requirements mentioned in Rule 44.5 are:

         (a) he is not contributing to a Personal Pension Scheme which is inconsistent with Membership for the purpose of Approval;

         (b) he undergoes such medical examination as the Principal Employer or the Trustees require; and

         (c) the person requiring the medical examination under Rule 44.6(b) decides that the result of it is satisfactory.

44.7 The Principal Employer may deem an Employee who is not eligible for Membership under Rule 44.1 to be eligible under Rule 44.1 and the Employee who is deemed to be eligible shall be admitted to participation in the Scheme on such terms as the Principal Employer and the Trustees shall agree.

44.8 The Principal Employer may by notice in writing direct that with effect from the date specified in the notice, any person or class of person shall not be eligible for Membership.

44.9 The Principal Employer may by notice in writing to the Trustees direct that, with effect from the date specified in the notice, no Employees shall become Members.

44.10 In case of any doubt or dispute as to whether or not any person is or is not eligible for Membership the decision of the Principal Employer shall be final and binding on all parties.

44.11 An Employee shall be a Life Assurance Member from the first day of his employment with his Employer to the date specified in Rule 44.12. He will pay no contributions and will be entitled only to benefits under Rule 61.7. For the purposes of only Rule 61.7, he will be treated as a Member.

44.12 The date is the day on which the Employee satisfies both of the conditions in Rule 44.2 or such earlier date as the Trustees and Principal Employer shall agree.

CONTRIBUTIONSCONTRIBUTIONS

45       EMPLOYERS' CONTRIBUTIONS EMPLOYERS' CONTRIBUTIONS

45.1 Subject to Rules 45.2, 45.3 and 45.4, each Employer shall pay such annual or other contributions to the Fund as the Principal Employer shall decide.

45.2 The rates of contribution payable by each Employer shall not be less than the rates shown in the current Schedule of Contributions (if any) applying to it.

45.3 The Employer must pay the contributions shown in the current Schedule of Contributions (if any) applying to it on or before the dates shown in the Schedule of Contributions.

46       MEMBER CONTRIBUTIONS  MEMBER CONTRIBUTIONS

46.1     (a)      Subject to Rule 46.3, each Member shall pay contributions to the Fund at the
                  rates set out in Rule 46.2 provided that in relation to a Member who is or has been in Part-time Pensionable Service his contributions shall be calculated at such rates but by reference to Pro-rated Basic State Pension, instead of by reference to Basic State Pension, for each period of Part-time
                  Pensionable Service.

         (b) A Member may elect to pay additional voluntary contributions under Rule 25.

46.2     The rates of contributions mentioned in Rule 46.1(a) are:

         (a) 2.5% of the amount which is calculated as six times the Basic State Pension or, if less, his Pensionable Pay less the Basic State Pension; and

         (b) 6.5% of the amount which is calculated as his Pensionable Pay less seven times the Basic State Pension.

46.3 The Principal Employer may increase, reduce or waive the contributions of a Member.

46.4 Contributions under Rule 46.1 shall be deducted from a Member's pay by his Employer unless the Principal Employer decides that they may be paid in some other manner.

TERMINATION OF MEMBERSHIP AND BROKEN SERVICETERMINATION OF MEMBERSHIP AND BROKEN SERVICE

47       TERMINATION OF MEMBERSHIP  TERMINATION OF MEMBERSHIP

47.1     A Member who:

         (a)      subject to Rule 55.1, reaches his Normal Retirement Date;

         (b)      ceases to be an Employee;

         (c) withdraws from the Scheme having given his Employer not less than 2 months' notice in writing;

         (d) contributes to a Personal Pension Scheme which is inconsistent with his continued Membership for the purpose of Approval; or

         (e)      is excluded from Membership by the Principal Employer;

         shall cease to be a Member.

47.2 As soon as practicable after receiving notice from a Member of his withdrawal from the Scheme, the Employer shall give notice of the withdrawal to the Trustees.

48       ABSENCE  ABSENCE

48.1     If a Member is absent from work for his Employer:

         (a)      on paid leave for 3 months or more; or

         (b)      on unpaid leave for more than 20 consecutive days

         the Employer may terminate the Employee's Membership provided that a Member who is absent on unpaid leave shall continue to be entitled to benefits under Rule 61 and for the purpose of only Rule 61 he will be treated as a Member.

48.2 Subject to Rule 48.3 a Member who is absent from work for his Employer because of illness or injury may continue in Membership in respect of any period during which he is receiving remuneration from his Employer or permanent health insurance benefits from the PHI Scheme but the Trustees and the Principal Employer may change the terms as to contributions and benefits applying to him.

48.3 If a Member is absent from work for his Employer because of illness or injury and the Member does not qualify for benefits under the PHI Scheme his Membership shall terminate with effect from the date that his entitlement to remuneration from his Employer expired but he shall continue to be entitled to benefits under Rule 60 and for the purpose of only Rule 61 he will be treated as a Member.

48.4     If a Member who is absent from work for her Employer either:

         (a) in exercise of her right to maternity leave pursuant to Part VIII 1996 Act; or

         (b) during any period when she has the right to return to work pursuant to 1996 Act, and has informed her Employer of her intention to exercise her right to return to work pursuant to
                  Part VIII 1996 Act,

         may continue in Membership for the period defined in Rule 48.5.

48.5     The defined period is the shorter of:

         (a)      the period of absence under Rule 48.4; and

         (b)      the period from the commencement of the absence under Rule
                  48.4 until the Service of the Member terminates.

48.6 Subject to the provisions of Rule 48.7, the period defined in Rule 48.5 will be Pensionable Service of the Member in question and benefits will continue to accrue on the same basis and subject to the same terms and conditions which would otherwise have applied had she been working normally.

48.7     The provisions are:

         (a) the Member will be required to contribute at the rate of Member Contributions applicable to her immediately prior to the absence on the basis of the Member's remuneration paid by her Employer for such period;

         (b) the Member's Employer will be required to contribute at the rate which applied in respect of her immediately prior to the absence; and

         (c) during any period of the absence when the Member receives no contractual remuneration from her Employer (and has ceased to receive statutory maternity pay (as defined in section 164 Social Security Contributions and Benefits Act 1992) from her Employer) the provisions of Rule 48.7 (a) and (b) above shall not apply and such period will not be Pensionable Service.

49       RESUMPTION OF MEMBERSHIP  RESUMPTION OF MEMBERSHIP

49.1 Subject to Rules 49.2, 49.3 and 49.4, a person who has ceased to be a Member under Rule 47 or 48 may be re-admitted under Rule 44.2 if he satisfies all the eligibility requirements in Rules 44.1 and 44.6.

49.2 A person shall be re-admitted only with the Principal Employer's consent.

49.3 Re-admission shall be subject to such conditions or special arrangements as the Principal Employer may impose.

49.4 If a person ceases to be a Member and is re-admitted under Rule 49.1 then, except as required by the Preservation Requirements and the Contracting-out Requirements or otherwise stipulated by the Principal
         Employer:

         (a) the benefits for each continuous period of Pensionable Service ending before the Member's Normal Retirement Date will be treated and calculated separately under Rules 50-52; and

         (b) the benefits for the continuous period of Pensionable Service, if any, ending on the Member's Normal Retirement Date will be treated and calculated separately under Rule 53.

WITHDRAWAL FROM PENSIONABLE SERVICE AND PRESERVATION OF BENEFITSWITHDRAWAL FROM PENSIONABLE SERVICE AND PRESERVATION OF BENEFITS

50       ENTITLEMENT TO SHORT SERVICE BENEFIT  ENTITLEMENT TO SHORT SERVICE
         BENEFIT

50.1     When a Member ceases to be a Member under Rules 27.2, 30.1, 47.1 or
         48.1 his Pensionable Service ceases.

50.2 After his Membership ceases a person will pay no further contributions and will accrue no further benefits.

50.3     If the Member

         (a)      ceases to be a Member before his Normal Retirement Date; and

         (b) has completed 2 years' Qualifying Service when he ceases to be a Member or a transfer payment in respect of his rights under a Personal Pension Scheme has been received under Rule 28 he will be entitled to Short Service Benefit calculated in accordance with Rule 51 and the Preservation Requirements.

50.4     If a Member:

         (a)      ceases to be a Member before his Normal Retirement Date; and

         (b) has completed less than 2 years' Qualifying Service when he ceases to be a Member,

         Rule 52 will apply.

51       CALCULATION OF SHORT SERVICE BENEFIT  CALCULATION OF SHORT SERVICE
         BENEFIT

51.1 Subject to Rule 51.2, unless a Member is entitled to an immediate pension under Rules 53 or 54 or elects to transfer his Cash Equivalent under Rule 29, a deferred pension will be payable from his Normal Retirement Date. The amount will be calculated under Rule 53 but by reference to his Final Pensionable Pay and Pensionable Service at the date his Membership ends.

51.2 A Former IMI Member or a Supplementary Member who is not entitled to an immediate pension under Rules 53 or 54 and who does not elect to transfer his Cash Equivalent under Rule 29 is entitled to a deferred pension at age 60. The amount will be calculated under Rule 51.1.

51.3 A deferred pension calculated under Rules 51.1 and 51.2 will be re-valued during the period between the date Membership ends and the deferred pension begins to be paid. The Guaranteed Minimum Pension will be re-valued in accordance with the

         Contracting-out Requirements as applied by schedule 2 and the balance will be re-valued in accordance with the Preservation Requirements.

51.4 A deferred pension calculated under Rule 51.1 will be payable before the Normal Retirement Date in the circumstances set out in Rules 55.2 but will be reduced by the amount advised by the Actuary to take account of early payment in accordance with Rule 55.7.

51.5 A deferred pension calculated under Rule 51.2, which is payable before age 60 in the circumstances set out in Rule 55.2(c), will be reduced by the amount advised by the Actuary to take account of early payment in accordance with Rule 55.7.

51.6 A deferred pension may be payable after the Normal Retirement Date in the circumstances set out in Rule 56 and subject to the Preservation Requirements.

52 MEMBERS WITH LESS THAN 2 YEARS' QUALIFYING SERVICE MEMBERS WITH LESS THAN 2 YEARS' QUALIFYING SERVICE

52.1 Subject to Rule 52.2, a Member to whom Rule 50.1 applies before he has completed 2 years' Qualifying Service under the Preservation Requirements will receive a refund of his contributions (including Additional Voluntary Contributions) paid or transferred into the Fund under Rule 28, adjusted under Rule 52.2.

52.2     A refund under Rule 52.1 will be reduced by:

         (a) the certified amount of any Contributions Equivalent Premium paid by the Trustees to the Secretary of State under the 1993 Act; and

         (b) the amount of any tax for which the Trustees are liable in respect of the refund.

BENEFITS ON RETIREMENTBENEFITS ON RETIREMENT

53       NORMAL RETIREMENT PENSION  NORMAL RETIREMENT PENSION

53.1 A Member shall be entitled to receive an annual pension from his Normal Retirement Date at the rates specified in Rule 53.2 or Rule 53.3.

53.2 Subject to Rules 49.4 and 53.3, the rate shall be 1/60th of the Member's Final Pensionable Pay for each completed year and month of Pensionable Service.

53.3 Subject to Rule 49.4, if the Member is a Supplementary Member the rate shall be 1/48th of the Supplementary Member's Final Pensionable Pay for each year and month of Pensionable Service completed on or after 5 January 1996.

54       {NO TEXT IN RULE 54}  {NO TEXT IN RULE 54}

55       EARLY RETIREMENT  EARLY RETIREMENT

55.1     (a)      Subject to Rules 55.1(b) and 55.1(c) a Member may with the consent of the Principal Employer retire from Service on immediate pension at any time after he reaches age 50.

         (b) Subject to Rules 55.1(c) a Former IMI Member or Supplementary Member may retire from Service without the consent of the Principal Employer on an immediate pension at any time after he reaches age 60.

         (c) A Former IMI Member or a Supplementary Member who joined the IMI Pension Fund before 7 November 1987 may retire from Service without the consent of the Principal Employer on an immediate pension at any time after he reaches age 55.

55.2     (a)      Subject to Rules 55.2(b) and Rule 5.2(c) a Deferred  Pensioner
                  may with the consent of the Principal Employer elect to start receiving his pension under Rule 51 at any time between his 50th birthday and his Normal Retirement Date.

         (b) In Rule 55.2(a) the consent of the Principal Employer will not be required in the case of a Deferred Pensioner who was a Former IMI Member or Supplementary Member and who makes his election after he reaches age 60.

         (c) In Rule 55.2(a) the consent of the Principal Employer will not be required in the case of a Deferred Pensioner who was a Former IMI Member or Supplementary Member, who joined the IMI Pension Fund before 7th November 1987 and who makes his election after he reaches age 55.

55.3     (a)      Subject to Rules 55.3(b),  55.3(c) and 55.8 a Former IMI
                  Member or Supplementary Member who retires from Service at the request of his Employer shall receive an immediate pension.

         (b) A Former IMI Member must have attained a minimum age and completed a minimum period of Pensionable Service as set out in the following table to be entitled to a pension under Rule 55.3(a):

AGE                      50     51    52     53     54    55     56      57     58    59     60     years
----------------------------------------------------------------------------------------------------------
PENSIONABLE SERVICE      20     18    16     14     12    10     9       8      7     6      5      years
----------------------------------------------------------------------------------------------------------

         (c) A Supplementary Member must have attained age 50 to be entitled to a pension under Rule 55.3(a).

55.4     Subject to Rule 55.5 the annual rate of the pensions mentioned in Rule
         55.1 shall be
         calculated under Rule 53 but by reference to his Pensionable Pay at the termination of his Pensionable Service and his Pensionable Service.

55.5     (a)      Subject to Rules 55.5(b),  55.5(c) and 55.5(d) the pensions mentioned in Rule 55.4 will be reduced as advised by the Actuary to take account of early payment.

         (b) When a Former IMI Member or Supplementary Member retires from Service under Rule 55.1(a) and has completed more than 2 years' Pensionable Service the reduction under Rule 55.5(a) will be calculated by reference to each year by which the Member's retirement from Service precedes age 60. If he retires at age 60 or more, there will be no reduction.

         (c) Subject to Rule 55.5(d) when a Former IMI Member or Supplementary Member who joined the IMI Pension Fund before 7th November 1987 retires from Service under Rule 55.1(a) the reduction under Rule 55.5(a) will be calculated by reference to each year by which the Member's retirement from Service precedes age 55. If he retires at age 55 or more, there will be no reduction.

         (d) In the case of a Former IMI Member or Supplementary Member who joined the IMI Pension Fund before 7th November 1987 and who is male, Rule 55.5(c) will apply only to benefits attributable to his Pensionable Service completed after 17th May 1990. Rule 55.5(b) will apply to benefits attributable to his Pensionable Service completed on or before 17th May 1990.

55.6 Subject to Rule 55.7, the annual rate of pension mentioned in Rule 55.2 shall be calculated under Rule 53 but by reference to the Member's Pensionable Pay at the termination of his Pensionable Service and his Pensionable Service and including revaluation under Rule 51.3.

55.7     (a)      Subject to Rules 55.7(b),  55.7(c) and 55.7(d) the pensions mentioned in Rule 55.6 will be reduced as advised by the Actuary to take into account of early payment.

         (b) When a Deferred Pensioner who was a Former IMI Member or Supplementary Member starts receiving his pension under Rule 55.2(a) and has completed more than 2 years' Pensionable Service the reduction under Rule 55.7(a) will be calculated by reference to each year by which the date of commencement of his pension precedes age 60. If he starts receiving his pension at age 60 or more, there will be no reduction.

         (c) Subject to Rule 55.7(d) when a Deferred Pension who was a Former IMI Member or Supplementary Member and who joined the IMI Pension Fund before 7th November 1987 starts receiving his pension under Rule 55.2 the reduction under Rule 57.5(a) will be calculated by reference to each year by which the date of commencement of his pension precedes age 55. If he starts receiving his pension at age 55 or more, there will be no reduction.

         (d) In the case of a Deferred Pensioner who was a Former IMI Member or Supplementary Member, who joined the IMI Pension Fund before 7th November 1987 and who is male, Rule 55.7(c) will apply only to benefits attributable to his Pensionable Service completed after 17th May 1990. Rule 55.7(b) will apply to benefits attributable to his Pensionable Service completed on or before 17th May 1990.

55.8 The annual rate of pension mentioned in Rule 55.3(a) shall be calculated under Rule 53 but by reference to his Pensionable Pay at the termination of his Pensionable Service and his Pensionable Service and there shall be no reduction for early payment.

56       LATE RETIREMENT  LATE RETIREMENT

56.1 A Member who with the consent of the Employer remains in employment with an Employer after his Normal Retirement Date shall cease to be a Member under Rule 47.1 and subject to Rule 56.2 shall receive a pension on the date he retires from Service.

56.2 A Member other than a Class A Member (as defined in schedule 1) may choose

         (a) to receive the pension mentioned in Rule 56.4 and if he so opts a lump sum in accordance with Rule 57 from his Normal Retirement Date or to defer receiving the pension and if he so opts a lump sum in accordance with Rule 57 until a date no later than the date he retires or his 75th birthday whichever is earlier; or

         (b) to be paid a lump sum in accordance with Rule 57 at any time on or after his Normal Retirement Date and postpone receipt of his residual pension until a date no later than the date he retires or his 75th birthday whichever is earlier.

56.3 A Deferred Pensioner may give notice in writing to the Trustees before his Normal Retirement Date that he elects to start receiving his pension at a date after his Normal Retirement Date and no later than the date on which he ceases to be in employment.

56.4 A pension which is postponed under Rules 56.1 to 56.3 will be calculated under Rule 53 but will be increased as advised by the Actuary to take account of late receipt.

57       LUMP SUM ON RETIREMENT  LUMP SUM ON RETIREMENT

57.1 A Member or Deferred Pensioner may elect, by giving the Trustees notice in writing before his pension becomes payable, to be paid a lump sum in place of part of his pension. The maximum amount of the lump sum will be either

         (a) the initial amount of the pension at the date it is due to be paid multiplied by

                  2.25; or

         (b)      such greater amount as the Trustees permit.

57.2 Subject to Rule 56.2 the lump sum will be payable on the date when the pension begins to be paid.

57.3 The reduction in pension to take account of the lump sum will be calculated by the Trustees on a basis certified as reasonable by the Actuary.

57.4 The Trustees may allow a Member who is in exceptional circumstances of serious ill-health to commute the whole of his pension in excess of his Guaranteed Minimum Pension for a lump sum.

57.5     The Trustees may commute a Trivial Pension for a lump sum.

PAYMENT OF PENSIONSPAYMENT OF PENSIONS

58       TIMING  TIMING

58.1 A pension will begin to be paid on the day of the event giving rise to the pension, unless the Trustees notify the recipient in advance of some other date.

58.2 The first payment to a Pensioner (but not a Spouse, Dependant, Nominated Dependant or Child) will include a proportionate payment for the month in which the pension became payable.

58.3 Pensions will be paid monthly in advance unless the Trustees notify the recipient in advance that some other interval (not exceeding 12 months) will apply.

59       DURATION  DURATION

59.1 Subject to Rule 65.2 relating to Child's Allowance, a pension will be payable from the day stipulated in Rule 58.1 for life.

59.2 The last payment will be that which is payable on or immediately before the date of death or (in the case of a Child's Allowance) earlier termination and will not be apportioned.

60       METHOD AND INCREASES  METHOD AND INCREASES

60.1 Every pension and lump sum will be payable from any office nominated by the Trustees to the bank account of the Beneficiary or in any other manner the Trustees decide.

60.2 All Guaranteed Minimum Pensions in course of payment will be increased in accordance with the Contracting-out Requirements.

60.3 All pensions in excess of Guaranteed Minimum Pensions in course of payment will be increased at each 1 January at the rate 5% per annum compound or, if less, the annual rate of increase in the Index as determined at 1st September in the preceding year.

BENEFITS ON DEATHBENEFITS ON DEATH

61       DEATH OF MEMBER  DEATH OF MEMBER

61.1     On the death of a Member benefits will be paid under Rules 61.2-61.4.

61.2     (a)      A lump sum will be payable equal to 4 times the Member's
                  Pensionable Pay at the date of his death;

         (b)      Rule 24 {discretionary trust of lump sums} applies.

61.3     (a)      If the Member leaves a Spouse,  the Spouse will be paid a
                  pension for life (adjusted under Rule 64). The amount will be one-half (or in the case of the death of a Supplementary
                  Member, two-thirds) of the deferred pension which would have accrued to the Member if his Membership had continued up to Normal Retirement Date but less any amount payable under Rule
                  61.3(b). The pension will be calculated by reference to the Member's Pensionable Pay at the date of his death.

         (b) The widow's or widower's Guaranteed Minimum Pension will be paid to the person entitled to it under section 17 1993 Act.

61.4 If the Member leaves no Spouse, the Trustees may, at their absolute discretion, pay a pension for life to such Nominated Dependants and in such proportion (if more than one) as they see fit. The amount of pension payable to such Nominated Dependants in total will be one-half (or in the case of the death of a Supplementary Member, two-thirds) of the deferred pension which would have accrued to the Member if his Membership had continued up to his Normal Retirement Date. The pension will be calculated by reference to the Member's Pensionable Pay at the date of his death.

61.5 Subject to Rule 61.6 if the Member leaves an Eligible Child, a Child's Allowance will be payable under Rule 65.

61.6     (a)      Subject to Rule  61.6(b),  if a Member  leaves no Spouse  and no pension is payable under Rule 61.4 and there is an Eligible
                  Child, the Child's Allowance payable under Rule 65 will be doubled.

         (b) If a Supplementary Member leaves no Spouse and no pension is payable under Rule 61.4 and there is an Eligible Child, the Child's Allowance payable under Rule 65 will be increased to the amount of the deferred pension which would have accrued to the Supplementary Member if his Membership had continued up to his Normal Retirement Date.

61.7     (a)      On the death of a Life Assurance  Member there shall be
                  payable a lump sum of four times the Life Assurance Member's
                  Basic Salary at the date of his death; and

         (b)      Rule 24 applies.

62       DEATH OF PENSIONER  DEATH OF PENSIONER

62.1     On the death of a Pensioner benefits will be paid under Rules 62.2-4.

62.2     (a)      If the  Pensioner  dies within five years after his pension began a lump sum will be payable equal to the sum of the pension payments which would have been received during the remainder of the five year period, disregarding prospective increases.

         (b)      Rule 24 {discretionary trust of lump sums} applies.

62.3     (a)      If the Pensioner  leaves a Spouse,  the Spouse will be paid a pension for life (adjusted under Rule 64). The amount will be one-half (or in the case of a Pensioner who was a Supplementary Member, two-thirds) of the Member's pension as it would have been at the date of his death but less any amount payable under Rule 62.3(b).

         (b) The widow's or widower's Guaranteed Minimum Pension will be paid to the person entitled to it under section 17 1993 Act.

62.4 If the Pensioner leaves no Spouse the Trustees may, at their absolute discretion, pay a pension for life to such Nominated Dependants and in such proportion (if more than one) as they see fit. The amount of pension payable to such Nominated Dependants in total will be one-half (or in the case of a Pensioner who was a Supplementary Member, two-thirds) of the Member's pension as it would have been at the date of his death.

62.5 Subject to Rule 62.6 if the Pensioner leaves an Eligible Child, a Child's Allowance will be payable under Rule 65.

62.6     (a)      Subject to Rule  62.6(b),  if the Pensioner  leaves no Spouse, no pension is payable under Rule 62.4 and there is an Eligible
                  Child, the Child's Allowance payable under Rule 65 will be doubled.

         (b) If the Pensioner was a Supplementary Member, leaves no Spouse, no pension is payable under Rule 62.4 and there is an Eligible Child, the Child's Allowance payable under Rule 65 will be increased to the amount of the Supplementary Member's pension as it would have been at the date of his death.

63 DEATH OF DEFERRED PENSIONER OR POSTPONED DEATH OF DEFERRED PENSIONER OR POSTPONED PENSIONER

63.1 On the death of a Deferred Pensioner benefits will be paid under Rules 63.2-4.

63.2     (a)      If the Deferred  Pensioner  leaves no Spouse and the Trustees choose not to pay a pension under Rule 63.4, a lump sum will be payable equal to the contributions paid or transferred under Rule 28.1 into the Fund by the Member together with any interest the Trustees after consulting the Actuary decide is appropriate, but excluding any contributions refunded to the Member.

         (b)      Rule 24 {discretionary trust of lump sums} applies.

63.3     (a)      If the Deferred  Pensioner leaves a Spouse,  the Spouse will be paid a pension for life (adjusted under Rule 64). The amount will be one-half (or in the case of a Deferred
                  Pensioner who was a Supplementary Member, two-thirds) of the Deferred Pensioner's deferred pension calculated under Rule 51 as if he had retired on the day immediately before his death but less any amount payable under Rule 63.3(b).

         (b) The widow's or widower's Guaranteed Minimum Pension will be paid to the person entitled to it under section 17 1993 Act.

63.4 If the Deferred Pensioner leaves no Spouse the Trustees may at their absolute discretion pay a pension for life to such Nominated Dependants and in such proportion (if more than one) as they see fit. The amount of pension payable to such Nominated Dependants in total will be one-half (or in the case of a Deferred Pensioner who was a Supplementary Member, two-thirds) of the Deferred Pensioner's deferred pension calculated under Rule 51 as if he had retired on the day immediately before his death.

63.5 On the death of a Postponed Pensioner Rules 63.1-4 will apply on the footing that he had retired immediately before his death.

64       REDUCTION OF SPOUSE'S PENSION  REDUCTION OF SPOUSE'S PENSION

64.1 A pension payable to a Spouse under Rules 61.3, 62.3 and 63.3 will be adjusted under Rules 64.2 and 64.3.

64.2 If a Spouse is more than 15 years younger than the Member, Pensioner, Postponed Pensioner or Deferred Pensioner the Spouse's pension shall be reduced by an amount the Trustees having considered the advice of the Actuary decide is appropriate.

64.3 A Spouse's pension will be reduced by the amount of the widow's or widower's Guaranteed Minimum Pension if another person is entitled to it under the Contracting-out Requirements.

65       BENEFITS FOR CHILDREN BENEFITS FOR CHILDREN

65.1     (a)      Subject to Rules 61.6,  62.6 and 65.1(b) the total  Child's
                  Allowance will be of an amount equal to one-half of the pension which is or would be payable to a

                  Spouse under Rules 61.3(a), 62.3(a) or Rule 63.3(a) and will be paid under Rule 65.3.

         (b) If there is more than one Eligible Child then the total amount payable under Rule 65.1(a) shall:

                  (i) (unless the pension is payable as a result of the death of a Supplementary Member or Former Member who was a Supplementary Member) be doubled; and

                  (ii) be divided equally among the Eligible Children and paid under Rule 65.3.

65.2 Payment of the Child's Allowance will cease when the recipient ceases to be an Eligible Child but the Trustees may at their discretion re-allocate among any remaining Eligible Children that person's share of the Child's Allowance.

65.3     The Trustees may pay the Child's Allowance:

         (a)      for the benefit of the Eligible Child under Rule 38; or

         (b)      to the Eligible Child.

65.4 The receipt of an Eligible Child for money paid to him under Rule 65.3(b) shall be a good discharge to the Trustees.

NON-PARTICIPATING EMPLOYMENTNON-PARTICIPATING EMPLOYMENT

66       NON-PARTICIPATING EMPLOYMENT  NON-PARTICIPATING EMPLOYMENT

66.1 Any Member who has been in non-participating employment (as defined in the 1965 Act) in respect of Membership of the Scheme or otherwise and who is entitled under the Scheme to the preservation of Equivalent Pension Benefits, shall be entitled to a pension from Normal Retirement Date equal to the Equivalent Pension Benefits applicable under the provisions of the 1965 Act in respect of the period when the Member was in non-participating employment.

66.2 Such pension shall not be capable of being terminated, reduced, surrendered or assigned (and any such election shall be restricted so that such pension shall not be paid at a lower rate) except for a cause prescribed by the 1965 Act, but may be commuted.

66.3 The entitlement of a Member under this Rule 66 shall be inclusive of any entitlement under any other provision of the Scheme and no benefit shall be payable in respect of the Member which would not have been payable or made in this Rule had not applied to him.

66.4 On such a Member leaving Service and receiving a refund of contributions the Trustees may deduct from such refund a sum equal to one-half of the cost of providing the Equivalent Pension Benefits.

                              SCHEDULE 1SCHEDULE 1
                                 REVENUE LIMITS

{WORDS IN ITALICS INDICATE VARIATIONS FROM THE INLAND REVENUE MODEL RULES}

       DEFINITIONS

       In these MODEL rules the following expressions shall have the meanings ascribed to them:

1 "ACT" shall mean the Income and Corporation Taxes Act 1988 and any statutory amendment modification or re-enactment thereof.

2      "ACTUARY" HAS THE MEANING IN RULE 1.

3 "ADMINISTRATOR" SHALL MEAN THE ADMINISTRATOR OF THE SCHEME FOR THE PURPOSES OF SECTION 590(2)(c) OF THE ACT.

4      "AGGREGATE RETIREMENT BENEFIT" shall mean the aggregate of:

              (i) the Member's pension under this Scheme and any Associated Scheme; and

              (ii) the pension equivalent of the Member's Lump Sum Retirement Benefit.

5 "APPROVAL" shall mean approval of the Scheme by the Board of Inland Revenue under Chapter I Part XIV of the Act.

6 "ASSOCIATED EMPLOYER" an employer is associated with another employer if one is controlled by the other, or both are controlled by a third party. Control has the meaning in section 840 of the Act, or in the case of a close company, section 416 of the Act.

7 "ASSOCIATED SCHEME" shall mean any Relevant Scheme providing benefits in respect of Service.

8      "CLASS A MEMBER" shall be any Member who is not a Class B or Class C
       Member.

9      "CLASS B MEMBER" shall mean any Member:

       (a) who, on or after 17 March 1987 and before 1 June 1989, joined the Scheme being a scheme which commenced before 14 March 1989, or

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       (b)    who the Board of Inland Revenue have agreed in writing to be a
              Class B Member by virtue of previous membership of a Relevant
              Scheme

       and, in either case, has not opted to become a Class A Member.

10 "CLASS C MEMBER" shall mean any Member who joined the Scheme before 17 March 1987 or who joined subsequently and who the Board of Inland Revenue have agreed in writing to be a Class C Member by virtue of previous membership of a Relevant Scheme and, in either case, has not opted to become a Class A Member.

11 "CONNECTED SCHEME" shall mean any Relevant Scheme which is connected with the Scheme in relation to the Member, i.e. if:

       (a) there is a period during which the Member has been the employee of 2 Associated Employers;

       (b) that period counts under both schemes as a period in respect of which benefits are payable; and

       (c) the period counts under one scheme for service with one employer and under the other for service with the other employer.

12 "CONTROLLING DIRECTOR" shall mean a Member who, at any time on or after 17 March 1987 and in the last 10 years before the Relevant Date has, in relation to the Employer, been both within the definition of a director in section 612(1) of the Act and within paragraph (b) of section 417(5) of that Act.

13     "DEPENDANT" HAS THE MEANING IN RULE 1.

14     "EMPLOYER" HAS THE MEANING IN RULE 1.

15     "FINAL REMUNERATION" shall mean the greater of:

       (a) the highest remuneration upon which tax liability has been determined for any one of the 5 years preceding the Relevant Date being the aggregate of:

              (i)    the basic pay for the year in question, and

              (ii) the yearly average over 3 or more consecutive years ending with the expiry of the corresponding basic pay year, of any Fluctuating Emoluments provided that Fluctuating Emoluments of a year other than the basic pay year may be increased in proportion to the increase in the Index from the last day of that year up to the last day of the basic pay year. Remuneration that is received after the Relevant Date and upon which tax liability has been determined will be treated as a Fluctuating Emolument (providing it was earned or qualified for prior to the Relevant Date). In these circumstances it may be included provided the yearly average of 3 or more consecutive years begins no later than the commencement of the basic pay year; or

       (b) The yearly average of the total emoluments from the Employer which are assessable to income tax under Case I or II of Schedule E and upon which tax liability has been determined for any 3 or more consecutive years ending not earlier than 10 years before the Relevant Date. Where such emoluments are received after the Relevant Date but are earned or qualified for prior to that date, they may be included provided that in these circumstances the yearly average of 3 or more consecutive years begins no later than the commencement of the year ending with the Relevant Date.

       Provided that:

              (i) remuneration and total emoluments do not include any amounts which arise from the acquisition or disposal of shares or any interest in shares or from a right to acquire shares (except where the shares or rights etc. which give rise to such an amount liable to tax under Schedule E had been acquired before 17 March 1987) or anything in respect of which tax is chargeable by virtue of section 148;

              (ii) in relation to a Controlling Director, final remuneration shall be the amount ascertained in accordance with (b) and
                     (a) above shall not apply;

              (iii) in relation to any other employee whose remuneration in any year subsequent to 5 April 1987 used for the purpose of calculating benefits has exceeded L 100,000, (or such other figure as may be prescribed by the Treasury), final remuneration shall not exceed the amount ascertained in accordance with (b) above and (a) above shall not apply, unless the individual chooses to adopt L 100,000 (or such other figure as may be prescribed by the Treasury);

              (iv) where final remuneration is computed by reference to any year other than the last complete year ending on the Relevant Date, the member's remuneration or total emoluments of any year may be increased in proportion to any increase in the Index from the last day of that year up to the Relevant Date. For a Class C Member this proviso shall not apply to the calculation of the maximum Lump Sum Retirement Benefit unless the member's aggregate total benefits are similarly increased beyond the maximum amount which could be paid but for this proviso and/or the first sentence of (a)(ii) above and then only to the same proportionate extent;

              (v) for Class A Members final remuneration shall not exceed the Permitted Maximum;

              (vi) for the purpose of calculating the maximum Lump Sum Retirement Benefit of a Class B Member final remuneration shall not in any event exceed L 100,000 (or such other figure as may be prescribed by the Treasury);

              (vii) an employee who remains, or is treated as remaining, in service but by reason of Incapacity is in receipt of a much reduced remuneration i.e. under a sick pay or permanent health insurance scheme, for more than 10 years up to the Relevant Date, may calculate final remuneration under (a) or (b) above with the final remuneration calculated at the cessation of normal pay and increased in accordance with the Index;

              (viii) the total amount of any profit related pay (whether relieved from income tax or not) may be classed as pensionable remuneration and treated as a Fluctuating Emolument;

              (ix) an early retirement pension in payment from the Employer may not be included in final remuneration.

                     Notes: Except as in proviso (i) above, benefits in kind may be taken into account when they are assessed to income tax as emoluments under Schedule E, and will normally be regarded as Fluctuating Emoluments. If benefits are not so assessable, they may not be included as part of final remuneration except with the agreement of the Pension Schemes Office.

                     For the purposes of providing immediate benefits at the Relevant Date it will be permitted to calculate final remuneration on the appropriate basis above using remuneration assessable to tax under Case I or II of Schedule E and upon which tax liability has not been determined. On determination of this liability final remuneration must be recalculated. Should this result in a lower final remuneration then benefits in payment should be reduced if this is necessary to ensure that they do not exceed the maximum approvable based on the lower final remuneration. Where final remuneration is greater it will be possible to augment benefits in payment but such augmentation must take the form of a non-commutable pension.

                     Where immediate benefits are not being provided or where a transfer payment is to be made in respect of accrued pension benefits then final remuneration may only be calculated using remuneration assessable to income tax under Case I or II of Schedule E and upon which tax liability has been determined.

16 "FLUCTUATING EMOLUMENTS" are any part of an employee's earnings which are not paid on a fixed basis and are additional to the basic wage or salary. They include overtime, commission, bonuses or benefits in kind as long as they are assessable to tax under Case I or II Schedule E and profit related pay (see proviso (viii) to definition of Final Remuneration). Directors' fees may rank as fluctuating emoluments according to the basis on which they are voted.

17     "INDEX" shall mean the Government's Index of Retail Prices.

18 "LUMP SUM RETIREMENT BENEFIT" shall mean the total value of all retirement benefits payable in any form other than non-commutable pension under this and any Associated Scheme.

19 "MEMBER" SHALL MEAN A MEMBER OR FORMER MEMBER (AS DEFINED IN RULE 1) WHO HAS BENEFITS IMMEDIATELY OR PROSPECTIVELY PAYABLE UNDER THE SCHEME.

20     "NORMAL RETIREMENT DATE" HAS THE MEANING IN RULE 1.

21 "PENSIONABLE SERVICE" shall have the meaning ascribing to it by paragraph 3 Schedule 16 Social Security Act 1973.

22 "PERMITTED MAXIMUM" is to be construed as defined in section 590C(2) of the Act.

23 "RELEVANT DATE" shall mean the date of retirement, leaving Pensionable Service or death as the case may be.

24 "RELEVANT SCHEME" shall mean any other scheme approved or seeking approval under Chapter 1 Part XIV of the Act and in respect of a Class A Member who is a Controlling Director also any retirement annuity contract or trust scheme approved under Chapter III Part XIV or any personal pension scheme as approved under Chapter IV Part XIV of the Act insofar as it provides benefits secured by contributions in respect of Service.

25 "REMUNERATION" in relation to any year shall mean the aggregate of the total emoluments for the year in question from the Employer and which are assessable to Income Tax under Schedule E but excluding any amounts which arise from the acquisition or disposal of shares or any interest in shares or a right to acquire shares or anything in respect of which tax is chargeable by virtue of section 148 of the Act. Provided that for a Class A Member there shall be disregarded any emoluments in excess of the Permitted Maximum.

26 "RETAINED DEATH BENEFITS" shall mean any lump sum benefits payable on the Member's death from;

       (a) retirement benefits schemes approved or seeking approval under Chapter I Part XIV of the Act or relevant statutory schemes as defined in section 611A thereof,

       (b)    funds to which section 608 of the Act applies,

       (c) retirement benefits schemes which have been accepted by the Inland Revenue as "corresponding" in respect of a claim made on behalf of the Member for the purposes of section 596(2)(b) of the Act,

       (d) retirement annuity contracts approved under Chapter III Part XIV of the Act, or

       (e) term life provisions under personal pension schemes approved under Chapter IV Part XIV of the Act,

       (f) transfer payments from overseas schemes held in a type of arrangement defined in (a), (d) or (e) above in respect of previous employments or periods of self-employment (whether alone or in partnership). If the Retained Death Benefits do not exceed
       L 2,500 in total they may be ignored.

       If the Member is not a Controlling Director and his or her earnings in the 12 months after entry to the Scheme (in this context including any other Relevant Scheme providing benefits in respect of service with the current Employer) do not exceed one quarter of the Permitted Maximum, benefits from these sources, other than those transferred into the Scheme, shall not be classed as Retained Death Benefits.

27 "RULE" AND "RULES", EXCEPT IN CASES OF REFERENCES EXPRESSLY TO THESE MODEL RULES, ARE REFERENCES TO THE RULES TO WHICH THESE MODEL RULES ARE SCHEDULED.

28     "SCHEME" HAS THE MEANING IN RULE 1.

29 "SERVICE" shall mean service with the Employer or an Associated Employer or, except in relation to a Class A Member who is a Controlling Director of either employer, an employer who is associated with the Employer only by virtue of a permanent community of interest.

30     "TRUSTEES" HAS THE MEANING IN RULE 1.

PART 1
INLAND REVENUE LIMITS RULE
CLASS A MEMBERS

Notwithstanding anything to the contrary in the Scheme provisions the benefits payable to a Class A Member or his Dependants or other beneficiaries in respect of him shall not, when aggregated with all benefits of a like nature provided under all Associated Schemes exceed the limits set out below:

1.     The Member's Aggregate Retirement Benefit shall not exceed:-

(a) on retirement at any time between attaining age 50 and attaining age 75, except before Normal Retirement Date on grounds of Incapacity, a pension of 1/60th of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Approval;

(b) on retirement at any time before Normal Retirement Date on grounds of Incapacity a pension of the amount which could have been provided at Normal Retirement Date in accordance with paragraph (a) above, Final Remuneration being computed as at the actual date of retirement;

(c) on leaving Pensionable Service before attaining age 75, a pension of 1/60th of Final Remuneration for each year of Service prior to leaving Pensionable Service (not exceeding 40 years) or such greater amount as will not prejudice Approval. The amount computed may be increased by 5% for each complete year or if greater, in proportion to any increase in the Index which has occurred between the date of termination of Pensionable Service and the date on which the pension begins to be payable. Any further increase necessary to comply with Social Security legislation is also allowable.

(d) Benefits for a Class A Member are further restricted to ensure that his total retirement benefit from this scheme and from any Associated Scheme or Connected Scheme does not exceed a pension of 1/30th of the Permitted Maximum for each year of service, subject to a maximum of 20/30ths. For the purpose of this limit, service is the aggregate of Service and any period of service which gives rise to benefits under a Connected Scheme provided that no period is to be counted more than once.

(e) For the purpose of calculating the Aggregate Retirement Benefit or the total retirement benefit in (a) to (d) above, the pension equivalent of any Lump Sum Retirement Benefit is one twelfth of its total cash value.

2.     The Member's Lump Sum Retirement Benefit shall not exceed:-

(a) on retirement at any time between attaining age 50 and attaining age 75, except before Normal Retirement Date on grounds of Incapacity, 3/80ths of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Approval;

(b) on retirement at any time before Normal Retirement Date on grounds of Incapacity the amount which could have been provided at Normal Retirement Date in accordance with paragraph (a) above; Final Remuneration being computed as at the actual date of retirement;

(c) on leaving Pensionable Service before attaining age 75, a lump sum of 3/80ths of Final Remuneration for each year of Service prior to leaving Pensionable Service (not exceeding 40 years) or such greater amount as will not prejudice Approval. The amount computed may be increased in proportion to any increase in the Index which has occurred between the date of termination of Pensionable Service and the date on which the benefit is first paid.

CLASS B OR C MEMBERS

Notwithstanding anything to the contrary in the Scheme provisions, the benefits payable to a Class B or a Class C Member or to his Dependants or other beneficiaries in respect of him shall not when aggregated with all benefits of a like nature provided under all Associated Schemes exceed the limits set out below.

1.     The Member's Aggregate Retirement Benefit shall not exceed:-

(a) on retirement at or before Normal Retirement Date, a pension of 1/60th of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Approval;

(b) on retirement at any time before Normal Retirement Date on grounds of Incapacity a pension of the amount calculated in accordance with paragraph 1.(a) above as if the Member had remained in Service until the Normal Retirement Date, Final Remuneration being computed as at the actual date of retirement;

(c) on retirement after Normal Retirement Date, a pension of the greatest of:-

       (i) the amount calculated in accordance with paragraph 1.(a) above on the basis that the actual date of retirement was the Member's Normal Retirement Date,

       (ii) the amount which could have been provided at Normal Retirement Date in accordance with paragraph 1.(a) above increased either actuarially in respect of the period of deferment or in proportion to any increase in the Index during that period, and

       (iii) where the Member's total Service has exceeded 40 years, the aggregate of 1/60th of Final Remuneration for each year of Service before Normal Retirement Date (not exceeding 40 such years) and of a further 1/60th of Final Remuneration for each year of Service after Normal Retirement Date, with an overall maximum of 45 reckonable years.

       Final Remuneration being computed in respect of (i) and (iii) above as at the actual date of retirement, but subject always to paragraph 3 below;

(d) on leaving Pensionable Service before Normal Retirement Date, a pension of 1/60th of Final Remuneration for each year of Service prior to leaving Pensionable Service (not exceeding 40 years) or such greater amount as will not prejudice Approval. The amount computed may be increased by 5% for each complete year or if greater, in proportion to any increase in the Index which has occurred between the date of termination of Pensionable Service and the date on which the pension begins to be payable. Any further increase necessary to comply with Social Security legislation is also allowable.

2.     The Member's Lump Sum Retirement Benefit shall not exceed:-

(a) on retirement at or before Normal Retirement Date, 3/80ths of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Approval;

(b) on retirement at any time before Normal Retirement Date on grounds of Incapacity the amount calculated in accordance with paragraph 2.(a) above as if the Member had remained in Service until the Normal Retirement Date, Final Remuneration being computed as at the actual date of retirement;

(c)    on retirement after Normal Retirement Date, the greatest of:-

       (i) the amount calculated in accordance with paragraph 2.(a) above on the basis that the actual date of retirement was the Member's Normal Retirement Date,

       (ii) the amount which could have been provided at Normal Retirement Date in accordance with paragraph 2.(a) above together with an amount representing interest thereon, and

       (iii) where the Member's total Service has exceeded 40 years, the aggregate of 3/80ths of Final Remuneration for each year of Service before Normal Retirement Date (not exceeding 40 such years) and of a further 3/80ths of Final Remuneration for each year of Service after Normal Retirement Date, with an overall maximum of 45 reckonable years.

       Final Remuneration being computed in respect of (i) and (iii) above as at the actual date of retirement, but subject always to paragraph 3 below;

(d) on leaving Pensionable Service before Normal Retirement Date, a lump sum of 3/80ths of Final Remuneration for each year of Service prior to leaving Pensionable Service (not exceeding 40 years) or such greater amount as will not prejudice Approval. The amount computed as aforesaid may be increased in proportion to any increase in the Index which has occurred between the date of termination of Pensionable Service and the date on which the benefit is first paid.

3. If a Member elects under Rule 54 to take any part of his benefits under this Scheme in advance of actual retirement, the limits set out in paragraphs 1 and 2 above shall apply as if he had retired at the date of the election as aforesaid, no account being taken of subsequent Service, save that the maximum amount of any uncommuted pension not commencing immediately may be increased either actuarially in respect of the period of deferment or in proportion to any increase in the Index during that period.

4. The preceding provisions of this model Rule shall be modified in their application to a Member who is a Controlling Director as follows:-

(a) the amount of the maximum Aggregate Retirement Benefit in paragraph 1 and of the maximum Lump Sum Retirement Benefit in paragraph 2 shall be reduced, where necessary for Approval, to take account of any corresponding benefits under retirement annuity contracts or trust schemes approved under Chapter III Part XIV of the Act or under personal pension schemes approved under Chapter IV Part XIV of the Act;

(b) where retirement takes place after Normal Retirement Date but not later than the Member's 70th birthday, paragraph 1.(c)(ii) and (iii) and paragraph 2.(c)(ii) and (iii) shall not apply, and if retirement is later than the attainment of that age, the said paragraphs shall apply as if the Member's 70th birthday had been specified in the Rules as his Normal Retirement Date, so as not to treat as Service after Normal Retirement Date any Service before the Member reaches the age of 70;

(c) where paragraph 3 applies to him, the rate of the actuarial increase referred to therein in relation to any period of deferment prior to his attaining the age of 70, shall not exceed the percentage increase in the Index during that period.

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PART 2
OTHER CONDITIONS RELATING TO CLASS A MEMBERS

A.     MEMBER'S CONTRIBUTIONS (CONTRIBUTORY SCHEME)

(a) Each Member is required to contribute at such a rate (IF ANY) AS IS SPECIFIED IN RULE 46.1. No rate of contribution determined under this MODEL sub-rule may be altered before the expiry of a period of 12 months from the date on which the first payment at the current rate became due without the specific agreement of the Board of Inland Revenue.

(b) In addition the Member may make voluntary contributions to the Scheme to secure additional benefits for himself and/or his Dependants. Any retirement benefits so secured must be in the form of non-commutable pension except to the extent to which the provisions of the Scheme allow commutation of trivial pensions or on the grounds of serious ill health.

(c) The contributions paid to the Scheme by a Member in a year of assessment shall not exceed either:

B.     CONTINUED LIFE COVER

       Any provision in the rules to provide a lump sum benefit on the death of a Member occurring after retirement on pension (other than a payment under a guarantee of pension provision) shall be restricted in respect of a Member who joined the Scheme on or after 1st October 1991 to exclude any provision other than on death occurring before the Normal Retirement Date and after retirement on grounds of Incapacity. The amount of the benefit shall not exceed the amount payable had the Member died immediately before retirement increased in proportion to any increase in the Index between the date of the Member's retirement and the date of death.

C.     PAYMENT OF RETIREMENT BENEFITS

1. The payment of a Member's retirement benefits shall not commence earlier than the Member attaining age 50, except on retirement on grounds of Incapacity, nor later than attaining age 75.

2. No part of the Member's retirement benefits is to be paid in advance of actual retirement except as necessary to comply with paragraph C.1 above or to the extent necessary to comply with the requirements of the Social Security Pensions Act 1975.

PART 3
OTHER CONDITIONS RELATING TO CLASS B OR C MEMBERS

A.     MEMBER'S CONTRIBUTIONS (CONTRIBUTORY SCHEME)

(a) Each Member is required to contribute at such a rate (IF ANY) AS IS SPECIFIED IN RULE

       46.1. No rate of contribution determined under this MODEL sub-rule may be altered before the expiry of a period of 12 months from the date on which the first payment at the current rate became due without specific agreement of the Board of Inland Revenue.

(b) In addition the Member may make voluntary contributions to the Scheme to secure additional benefits for himself and/or his Dependants. Where such contributions commence on or after 8th April 1987 any retirement benefits so secured must be in the form of non-commutable pension except to the extent to which the provisions of the Scheme allow commutation of trivial pensions or on the grounds of serious ill health.

(c) The total contributions paid by the Member in year of assessment to this and any Associated Scheme shall not exceed 15% of his Remuneration for that year.

B.     TRANSFERS

(a) Any retirement benefits arising by virtue of the receipt by the Scheme of a transfer value (other than from another scheme providing benefits in respect of Service) shall not be capable of commutation unless and then only to the extent that a certificate has been obtained from the administrator of the transferring scheme showing the maximum lump sum payable from the transfer value. The amount so certified may be increased in proportion to any increase in the Index since the date the transfer payment was received.

(b) When, on or after a transfer having been made to another occupation pension scheme, the administrator of that scheme requests such a certificate as is referred to in paragraph B.1 above, the Administrator shall calculate as at the date of the transfer the maximum lump sum payable on retirement from the transfer value and certify that amount to the receiving scheme.

C.     CONTROLLING DIRECTORS

       Where a Postponed Pensioner who is a Controlling Director remains in Service on or after his 75th birthday, any lump sum payable on his death on or after his 75th birthday, with the exception of any lump sum payable under rule 64.2(a) where his pension is already in payment, shall not be subject to rule 25 but shall be paid to the Controlling Director's surviving spouse or, in the absence of any surviving spouse to his legal personal representatives.

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PART 4
OTHER CONDITIONS RELATING TO ALL MEMBERS

1.     LUMP SUM DEATH BENEFIT

       The lump sum benefit (exclusive of any refund of the Member's own contributions not applied specifically to secure the payment of benefits on the Member's death and any interest thereon) payable on the death of a Member while in Service or, (having left Pensionable Service with a deferred pension) before the commencement of his pension, shall not, when aggregated with all benefits of a like nature under all Associated Schemes, exceed the greater of:

       (a)    L 5,000, and

       (b)    4 times the greatest of:

              (i) the annual rate (subject, for a Class A Member, to the Permitted Maximum) of the Member's basic salary or wages at the date of death or leaving Pensionable Service together with the yearly average of Fluctuating Emoluments received in the 3 years (or the whole period of Service if less) up to the date of death or leaving Pensionable Service, and

              (ii) the Member's total emoluments (subject, for a Class A Member, to the Permitted Maximum) of any selected period of 12 months ending not earlier than 36 months before the date of death.

              (iii)  Final Remuneration disregarding provisos (i), (ii) and
                     (iii) of that definition less Retained Death Benefits.

2.     DEPENDANTS' PENSIONS

       Any pension for a Dependant, when aggregated with the pensions, other than those provided by surrender or allocation of the Member's own pension, payable to that Dependant under all Associated Schemes, shall not exceed an amount equal to 2/3rds of the maximum Aggregate Retirement Benefit payable to the Member immediately before death under Part 1 above. Where the death of the Member occurs whilst in Service before the Normal Retirement Date the maximum is that appropriate had the Member retired on grounds of Incapacity on the date of death entitled to no retained benefits from previous employments.

       If pensions are payable to more than one Dependant of a Member, the aggregate of all Dependants' pensions payable in respect of him under this and all Associated Schemes shall not exceed the full amount of the maximum Aggregate Retirement Benefit described in the previous paragraph of this MODEL rule.

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3.     INCREASES OF PENSIONS IN PAYMENT

       The maximum amount of a pension ascertained in accordance with Part 1 and
       Part 4 of this MODEL Rule less any pension which has been commuted for a lump sum or the pension equivalent of any benefits in lump sum form and any pension surrendered to provide a Dependant's pension may be increased by 3% for each complete year or if greater, in proportion to any increase in the Index since the pension commenced.

4.     SURPLUS AVCS

       Where the application of the limits in this MODEL Rule requires the quantum of the Aggregate Retirement Benefit to be restricted and the Member has paid additional voluntary contributions to supplement scheme benefits, that restriction shall first be effected on those supplementary benefits so as to permit the repayment of the surplus additional voluntary contributions subject to section 599A of the Act.

       The Administrator of the Scheme shall comply with the requirements of Regulation 5 of The Retirement Benefits Schemes (Restriction on Discretion to Approve) (Additional Voluntary Contributions) Regulations 1993 [S1 1993 No 3016] and where the Scheme is the "leading scheme" in relation to a member, with the requirements of Regulation 6 of those Regulations so far as they concern "main schemes". If these Regulations are amended or replaced by any other Regulations then this MODEL Rule will have effect as if it had been amended or replaced accordingly.

5.     TRANSFERS

(a) The benefits arising on retirement from a transfer value shall not be capable of commutation nor shall they be paid in lump sum form if the transfer is accompanied by a certificate from the administrator of the transferring scheme to the effect that the transfer value is not to be used to provide benefits in lump sum form.

(b) When making a transfer to an approved personal pension scheme the Administrator shall provide a certificate of the maximum lump sum payable on retirement from the transfer value if the transferring member:

       (a) was aged 45 or more at the time that the transfer payment was made, OR

       (b) has at any time within the 10 years preceding the date on which the right to the cash equivalent being transferred arose, been, in respect of any employment to which the transfer payment or any part of its relates, either

              (i)    a Controlling Director, OR

              (ii) in receipt of annual remuneration in excess of L 60,000 or, if greater, the allowable maximum (i.e. the equivalent for personal pension schemes of the Permitted Maximum) for the year of assessment in which the date of transfer falls, OR

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       (c)    is entitled to benefits included in the transfer payment which arise from an occupational pension scheme under which the normal retirement age is 45 or less.

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                              SCHEDULE 2SCHEDULE 2
                                 CONTRACTING-OUT

1.     DEFINITIONS

       In these GMP Model Rules the following words have the following meanings:-

       "THE ACT" means the Pension Schemes Act 1993.

       "ACTUARY" means a Fellow of the Institute of Actuaries or a Fellow of the Faculty of Actuaries, or a person with other actuarial qualifications who is approved by the Secretary of State for Social Security, at the request of the Trustees, as being a proper person to act in this capacity.

       "CONTRACTED-OUT EMPLOYMENT" means a Member's contracted-out employment by reference to the Scheme (as in section 8(1)(a)(i) and 8(1)(b) of the Act).

       "FIXED RATE REVALUATION" means the method of revaluing a GMP before State Pensionable Age described in Rule 6.1 (C) below.

       "GMP" means the guaranteed minimum pension of a Member, Widow or Widower as defined in the Act.

       "INSURER" means an insurance company, an EC company or a friendly society as defined in regulation 30 of the Occupational Pension Schemes (Contracting-out) Regulations 1984 (SI 1984/380) as amended by regulation 2 of SI 1995/35.

       "LIMITED REVALUATION" means the method of revaluing a GMP before State Pensionable Age described in Rule 6.1 (B) below.

       "MEMBER" means a member of the Scheme (including a person who is not in the pensionable service of any employer participating in the Scheme but to whom, or in respect of whom, benefits are still immediately or prospectively payable under the Scheme in respect of previous membership of the Scheme or another scheme).

       "NORMAL RETIRING DATE" means the day on which a Member attains normal pension age (within the meaning of the Act) under the Scheme.

       "PROTECTED RIGHTS" has the same meaning as in section 10 of the Act.

       "QUALIFYING SERVICE" has the same meaning as in section 71(7) of the Act.

       "RULE" (followed by a number) means the Rule (with that number) in this Appendix.

       "SCHEME" means this occupational pension scheme.

       "SECTION 53 MONEY PURCHASE SCHEME" means a scheme which was a contracted-out

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       scheme, providing protected rights pensions and satisfying section 9(3)
       of the Act, and which the Occupational Pensions Board are under a duty to supervise under section 53 of the Act.

       "SECTION 53 SALARY RELATED SCHEME" means a scheme which was a contracted-out scheme, providing guaranteed minimum pensions and satisfying section 9(2) of the Act, and which the Occupational Pensions Board are under a duty to supervise under section 53 of the Act.

       "SECTION 148 REVALUATION" means the method of revaluing a GMP before State Pensionable Age described in Rule 6.1 (A) below.

       "SHORT SERVICE BENEFIT" means the benefit to which an early leaver who satisfies the qualifying conditions must be entitled under the preservation requirements.

       "STATE PENSIONABLE AGE" means a man's 65th birthday and a woman's 60th birthday.

       "TRUSTEES" means the trustees or administrators of the Scheme.

       "WIDOW" and "WIDOWER" means respectively the widow and the widower of a Member. If a Member has married under a law which allows polygamy and, on the day of the Member's death, has more than one spouse, the Trustees must decide which, if any, survivor is the Widow or Widower. In reaching that decision, the Trustees must have regard to the practice of the Department of Social Security and any relevant provisions of existing Social Security legislation, in particular section 17(5) of the Act and regulation 2 of the Social Security and Family Allowance (Polygamous Marriages) Regulations 1975 (SI 1975/561).

2.     OVERRIDING EFFECT OF THESE GMP MODEL RULES

       These Rules shall apply if any Member's employment becomes Contracted-out Employment by reference to the Scheme and the Scheme is not contracted-out on a money purchase basis. These Rules will only apply for so long as anyone has a GMP or a prospective right to receive a GMP under the Scheme which subjects the Scheme to the continuing supervision of the Occupational Pensions Board.

       These Rules override any inconsistent provisions elsewhere in the Scheme except provisions which are necessary in order that Inland Revenue approval for the purposes of Chapter I of Part XIV of the Income and Corporation Taxes Act 1988 is not prejudiced.

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3.     ALTERATIONS TO THESE GMP MODEL RULES

       3.1 POWER TO ALTER GMP MODEL RULES. The persons or bodies having the power of alteration in relation to the rest of the Scheme may at any time in writing make any alteration to these GMP Model Rules necessary to comply with the contracting-out requirements of the Act applicable to salary related contracted-out schemes and Section 53 salary related schemes. This power of alteration may be exercised by them without any condition except the one in 3.2 below. It is additional to, and independent of, any other power of alteration in relation to the Scheme.

       3.2 OPB CONSENT. No alteration to these GMP Model Rules may be made without the consent of the Occupational Pensions Board. This applies whether the alteration is made under 3.1 above or under any other power of alteration in relation to the Scheme.

4.     MEMBERSHIP OF THE SCHEME

       Membership of the Scheme must be open to persons who enter employment to which the Scheme relates more than 6 years before Normal Retiring Date. If the Scheme has an annual entry date, this 6 year period may be increased to a period of 6 years plus the part of a year until the next entry date. Where the Scheme and one or more other contracted-out schemes relate to employment with the same employer, those schemes may be treated as if they were a single scheme in deciding whether the requirements of this Rule are satisfied.

5.     ENTITLEMENT TO GMP

       5.1 GUARANTEED MINIMUM. This Rule 5 applies to a Member, Widow or Widower where the Member has a guaranteed minimum in relation to the pension provided for the Member under the Scheme in accordance with section 14 of the Act.

       5.2 MEMBER'S GMP. The Member shall be entitled to a pension for life paid at a rate equivalent to a weekly rate of not less than that guaranteed minimum. The pension will be paid from State Pensionable Age but commencement of the pension may be postponed for any period during which the Member remains in employment after State Pensionable Age:-

              (1) if the employment is employment to which the Scheme relates and the postponement is not for more than 5 years after State Pensionable Age; or

              (2)    if the Member consents to the postponement.

       5.3 WIDOW'S GMP. Where the Member is a man and dies at any time leaving a Widow, she shall be entitled, subject to 5.4 below, to receive a pension from the

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       Scheme paid at a rate equivalent to a weekly rate of not less than half that guaranteed minimum.

5.4    PAYMENT OF WIDOW'S GMP.

The pension shall be payable to any Widow who is eligible for payment of a State benefit as described in section 17(5) of the Act. It shall cease when the Widow ceases to be entitled to receive payment of those State benefits.

       5.5 WIDOWER'S GMP. Where the Member is a woman and dies at any time on or after 6 April 1989 leaving a Widower, he shall be entitled, subject to
       5.6 below, to receive a pension from the Scheme paid at a rate equivalent to a weekly rate of not less than half of that part of the guaranteed minimum which is attributable to earnings for the tax year 1988/1989 and subsequent tax years.

5.6 PAYMENT OF WIDOWER'S GMP. The pension shall be payable to any Widower who is eligible for payment of a GMP under Regulation 33B of the Occupational Pension Scheme (Contracting-out) Regulations 1984. It shall cease when the Widower ceases to be entitled to receive payment of that GMP under Regulation 33C of the Occupational Pension Scheme (Contracting-out) Regulations 1984.

       5.7 OFFSETTING PENSION AGAINST GMP. Any pension payable to the Member, Widow or Widower under any other provision of the Scheme may be offset against the pension entitlement under this Rule 5 except to the extent that:-

              (1) any part of the pension is an equivalent pension benefit within the meaning of the National Insurance Act 1965; or

              (2) any part of the pension is an increase, calculated in accordance with Schedule 3 of the Act and added to the amount that would be payable but for Chapter II of Part IV of the Act or regulations made under it; or

              (3) offsetting would contravene the anti-franking legislation (see Rule 8 below).

6.     REVALUATION OF GMP

       6.1 REVALUATION BEFORE STATE PENSIONABLE AGE. Where a Member ceases to be in Contracted-out Employment before State Pensionable Age, the Member's GMP at State Pensionable Age or at the Member's earlier death will be calculated by increasing the accrued rights to GMP at cessation of Contracted-out Employment under one of the options (A),(B) or (C) below.

              (A)    SECTION 148 REVALUATION.

              The increase will be by the percentage by which earnings factors for the tax

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              year in which Contracted-Out Employment ceases are increased by the last order under section 148 of the Social Security Administration Act 1992 to come into force before the tax year in which the Member reaches State Pensionable Age (or dies, if earlier).

              (B)    LIMITED REVALUATION.

              The increase will be by the lesser of:-

              (1) 5 per cent (5%) compound for each tax year after that in which Contracted-out Employment ceases up to and including the last complete tax year before the Member reaches State Pensionable Age (or dies, if earlier); and

              (2) the percentage by which earnings factors for the tax year in which Contracted-Out Employment ceases are increased by the last order under section 149 of the Social Security Administration Act 1992 to come into force before the tax year in which the Member reaches State Pensionable Age (or dies, if earlier).

              The Trustees must pay a limited revaluation premium in respect of the Member to the Secretary of State for Social Security.

              (C)    FIXED RATE REVALUATION.

              The increase will be by such rate as regulations made under section 55(5) of the Act specify as being relevant at the date Contracted-out Employment ceases, for each complete tax year after the tax year containing that date up to and including the last complete tax year before the Member reaches State Pensionable Age (or dies, if earlier).

              The Trustees and the principal employer participating in the Scheme shall decide which of the options (A),(B) or (C) applies to the Scheme. They may at any time decide that one of the other two methods shall be used, instead of the method currently being used, for all Members ceasing to be in Contracted-out Employment after a specified date. They must notify the Occupational Pensions Board whenever the method of revaluation for the Scheme is changed.

       6.2 TRANSFERS IN. Where a transfer payment is received in respect of a Member from another scheme ("the transferring scheme") which includes accrued rights of the Member to a GMP (or includes protected rights in respect of which the receiving scheme will provide a GMP) the earnings factors used in calculating that GMP will normally be revalued using
       Section 148 Revaluation during the Member's Contracted-Out Employment, and 6.1 above will apply if that Contracted-out Employment ceases before State Pensionable Age. The Trustees may, however, decide, if the provisions of the transferring scheme so allow, to use either Limited Revaluation or Fixed Rate

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       Revaluation from the date on which the Member ceased to be in contracted-out employment by reference to the transferring scheme until the Member attains State Pensionable Age (or dies, if earlier) but:-

              (1) Limited Revaluation may not be used as regards any part of the GMP being transferred which arose from contracted-out employment in relation to a previous scheme and which the transferring scheme is already revaluing by Fixed Rate Revaluation (or vice versa); and

              (2) the Trustees may not make the decision if, on becoming a Member, the Member's contracted-out employment in relation to a previous scheme is treated as continuing for the purposes of the Act.

       Where, under this Rule 6.2, Limited Revaluation is to be used, the Trustees shall have power to pay out of the transfer payment in respect of that Member any limited revaluation premium payable as a result of the Member ceasing to be in contracted-out employment by reference to the transferring scheme.

       Where the Scheme accepts the proceeds of, or the assignment of, an insurance policy which consists of, or includes, accrued rights to GMP, the Trustees may use either Section 148 Revaluation or the method of revaluation that was in use under the policy (and condition (1) above applies).

       6.3 TRANSFERS OUT. Where a Member's accrued rights to GMP are transferred to another contracted-out salary related scheme or to a
       Section 53 salary related scheme, the Trustees may agree with the administrator of that scheme that the member's GMP shall, instead of being revalued using the method currently being adopted under 6.1 above, be revalued using another method which would be permitted if that scheme contained a rule in the same terms as 6.2 above but, where Limited Revaluation is to be used, that administrator must make arrangements for the payment of any limited revaluation premium (unless it has already been paid by the Trustees).

7.     INCREASE OF GMP

       7.1 INCREASE AFTER STATE PENSIONABLE AGE. If the commencement of any Member's GMP is postponed for any period after State Pensionable Age, that GMP shall be increased to the extent, if any, specified in section 15 of the Act.

       7.2 INCREASE AFTER STATE PENSIONABLE AGE OR MEMBER'S DEATH. Any GMP to which a Member, Widow or Widower is entitled under Rule 5 above shall, insofar as it is attributable to earnings in the tax years from and including 1988/1989, be increased in accordance with the requirements of section 109 of the Act.

8.     ANTI-FRANKING

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       Except as provided in sections 87-92 and 110 of the Act, no part of a
       Member's, Widow's or Widower's pension under the Scheme may be used to frank an increase in the Member's, Widow's or Widower's GMP under Rule 6 or Rule 7 above.

9.     TRANSFERS INTO THE SCHEME

       9.1    ACCEPTANCE OF TRANSFERS. The Trustees may accept:-

              (1) a transfer payment in respect of the Member's accrued rights to GMPs under a contracted-out salary related scheme, a Section 53 salary related scheme or a policy of insurance or an annuity contract of the type described in section 19 of the Act;

              (2) a transfer of the liability for the payment of GMPs to, or in respect of, any person who has become entitled to them;

              (3)    a transfer of Protected Rights

                     (a) in respect of the Member or a former Member from another scheme which is, or was, an appropriate personal pension scheme;

                     (b) in respect of the Member or a former Member from another scheme which is, or was, a scheme contracted-out on a money purchase basis or a
                            Section 53 money purchase scheme.

       Transfers may be accepted only as provided in the appropriate regulations.

       9.2 EFFECT OF TRANSFERS. Where a transfer is accepted under 9.1(1) above, the Member's accrued rights to GMPs under the Scheme will be increased accordingly.

       Where a transfer is accepted under 9.1(3) above, the Member's, Widow's and Widower's GMPs under the Scheme will be increased by amounts equal to the GMPs to which they would have been treated as entitled by reason of the Member's membership of the transferring scheme if the transfer payment had not been made.

10.    TRANSFERS OUT OF THE SCHEME

       10.1 CONDITIONS FOR TRANSFER OF GMPs. A transfer payment made out of the Scheme may include a Member's accrued rights to GMPs or the liability for the payment of GMPs to, or in respect of, any person who has become entitled to them only if the following conditions are fulfilled. These conditions depend on the type of scheme, policy or contract to which the transfer is being made.

       (1)    ALL SCHEMES AND ARRANGEMENTS

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              The Member must consent to the transfer unless:-

              (a) it is made to another contracted-out salary related scheme or a Section 53 salary related scheme where either the scheme is a scheme of the same employer or the transfer involves all of, or a group of, the Members, and either the transfer results from a financial transaction between the Member's old and new employers, or the receiving scheme is a scheme of an employee connected with the Member's old employer for the purposes of section 35 of the Act. The transfer must be made in accordance with the appropriate regulations (SI 1991/167) which may involve an actuarial certificate;

              (b) it is to allow benefits to be bought out where the Member has less than 5 years Qualifying Service, or to allow the Trustees to buy out the benefits of the Widow or Widower of such a Member.

              The transfer will be subject to any requirements of the Inland Revenue.

              The receiving scheme, policy or contract must be an appropriate personal pension scheme, a contracted-out occupational pension scheme, a Section 53 money purchase scheme, a Section 53 salary related scheme, an overseas occupational pension scheme to which the Occupational Pensions Board approve the transfer, or an insurance policy or annuity contract of the type described in section 19 of the Act.

       (2) CONTRACTED-OUT SALARY RELATED SCHEMES AND SECTION 19 INSURANCE POLICIES OR ANNUITY CONTRACTS

              The receiving scheme, policy or contract must provide the Member and the Member's Widow or Widower with GMPs equal to their accrued GMPs under the Scheme up to the date of transfer, together with revaluation until the Member reaches State Pensionable Age (or dies, if earlier). In the case of GMPs already in payment, the receiving scheme must provide for the pensions to commence from the date from which liability for payment has been assumed by it, and for the conditions of payment relating to its own GMPs to apply equally to such pensions.

       (3) ALL OCCUPATIONAL PENSION SCHEMES (EXCEPT OVERSEAS SCHEMES COVERED BY (6))

              The Member must have entered employment with an employer which is (or, in the case of a Section 53 scheme, is or was) a contributor to the receiving scheme. If the employment is not contracted-out, the transfer must be in accordance with regulations 2(4) and 2A(4) of SI 1985/1323.

       (4) APPROPRIATE PERSONAL PENSION SCHEMES AND OCCUPATIONAL PENSION SCHEMES WHICH ARE OR WERE CONTRACTED-OUT BY THE MONEY PURCHASE TEST

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              That part of the transfer payment which relates to the Member's accrued rights to GMPs must be of an amount at least equal to the cash value of those accrued rights and applied by the receiving scheme in providing money purchase benefits for, or in respect of, the Member.

       (5)    SECTION 53 MONEY PURCHASE OR SECTION 53 SALARY RELATED SCHEMES

              No transfer payment may be made to such a scheme without the approval of the Occupational Pensions Board, who may impose any conditions they consider appropriate.

       (6)    OVERSEAS OCCUPATIONAL PENSION SCHEMES NOT COVERED BY (2), (4) OR
              (5) ABOVE

              The Member must have entered employment outside the United Kingdom to which the receiving scheme applies.

              No transfer payments may be made to such a scheme without the approval of the Occupational Pensions Board, who may impose any conditions they consider appropriate.

       10.2 EFFECT OF SUCH TRANSFERS. Where the Member's accrued rights to GMPs or liability for GMPs already in payment are transferred in accordance with 10.1 above, the Member and the Member's Widow or Widower will cease to have any entitlement to a GMP under the Scheme. If the transfer does not relate to the whole of the Member's rights to benefits under the Scheme, the Member's remaining benefits under the Scheme may be reduced to allow for the fact that the Member's GMP rights have been transferred.

11.    TRANSFER PREMIUMS

       Where a Member ceases to be in a Contracted-out Employment before Normal Retiring Date and the Member's accrued rights to benefits (other than GMPs) are transferred to another occupational pension scheme which is neither a contracted-out scheme nor one which was formerly contracted-out and which remains under the supervision of the Occupational Pensions Board in accordance with section 53 of the Act, or to a non-appropriate personal pension scheme, the Trustees may elect to pay a transfer premium to the Secretary of State for Social Security. No such election may be made where the Member has completed less than 2 years' Qualifying Service or where an accrued rights premium is payable in respect of the Member.

       Where a transfer premium is paid, the Member's accrued rights to GMPs under the Scheme shall be extinguished.

12.    COMMUTATION OF GMP

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       12.1   CIRCUMSTANCES IN WHICH GMP MAY BE COMMUTED.

              (1) MEMBER'S GMP. The Member's GMP may be commuted if the Commutation Condition is satisfied and all the Member's other benefits under the Scheme are being commuted, and

                     (a)    the benefits have become payable; or

                     (b)    the Scheme is being wound-up.

              (2) WIDOW'S OR WIDOWER'S GMP. The Widow's or Widower's GMP may be commuted if the Commutation Condition is satisfied and all the Widow's or Widower's other benefits under the Scheme are being commuted, and

                     (a)    the benefits have become payable; or

                     (b) the Member's benefits are being commuted on grounds of triviality.

              (3) MORE THAN ONE RETIREMENT BENEFIT SCHEME RELATING TO SAME EMPLOYMENT. If the Member is a member of more than one retirement benefit scheme relating to the same employment the requirements of this Rule must be satisfied by all of the schemes.

       12.2 COMMUTATION CONDITION. The Commutation Condition is that the aggregate of the pensions and the pension equivalent of any lump sum benefits to which the person is entitled under the Scheme, and under all other retirement benefit schemes relating to employment with the same employer as the employment in respect of which the benefits are payable, does not exceed L 260 per annum (or such greater amount as may be prescribed by regulations made under section 21 and section 77 of the Act and is permitted by the Inland Revenue). In addition:-

              (1) Where commutation is taking place before State Pensionable Age, other than on the death of the Member, Limited Revaluation or Fixed Rate Revaluation must be applied to any GMP included in the aggregate pension, and such GMP must be revalued to State Pensionable Age for the purposes of calculating that aggregate. For this purpose, Limited Revaluation is to be taken as 5% per annum compound.

              (2) Where the Member's pension, being an alternative to Short Service Benefit, becomes payable before or after Normal Retiring Date, the value of that pension must, to the reasonable satisfaction of the Trustees, be at least equal to the value of the Short Service Benefit, plus the revaluation to Normal Retiring Date that the deferred pension would have attracted in accordance with Chapter II of Part IV of the

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                     Act had it been provided by the Scheme at Normal Retiring
                     Date, and the revaluation of GMP referred to in (1) above.

              (3) Where commutation of the whole of a Member's deferred pension is taking place at Normal Retiring Date (or on the winding-up of the Scheme if earlier), the Member's pension in excess of GMP must be revalued up to Normal Retiring Date in accordance with Chapter II of Part IV of the Act, and the GMP revalued in accordance with (1) above.

              (4) In any event, the Trustees must be satisfied that the basis of commutation is reasonable. The basis must be certified as reasonable by an Actuary or be in accordance with commutation factors agreed with the PSO as suitable for the Scheme.

13.    SECURING GMPs

       GMPs may be secured through the Scheme provided it has been established under an irrevocable trust subject to the laws of any part of the United Kingdom. Otherwise, a GMP must be secured by means of an insurance policy or annuity contract with an Insurer.

14.    WINDING-UP THE SCHEME

       14.1 PRIORITIES ON WINDING-UP. If the Scheme winds-up for any reason, priority must be given, over any other liability to provide benefits, to any benefit which falls within any one or more of the following:-

              (1) pensions and other benefits in respect of which entitlement to payment has already arisen;

              (2)    GMPs and accrued rights to GMPs;

              (3)    state scheme premiums;

              (4) equivalent pension benefits within the meaning of the National Insurance Act 1965.

       14.2 ORDER OF PRIORITIES. The Trustees and the principal employer participating in the Scheme may elsewhere in the provisions of the Scheme specify an order of priorities amongst the items listed in 14.1 above, but the order of priorities shall not give any liability to provide benefits which are not listed in 14.1 above priority equal to or exceeding the priority given to any item which is listed there.

       14.3 VOLUNTARY CONTRIBUTIONS. Where Members' voluntary contributions to the

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       Scheme are being used to provide benefits equivalent on a money purchase basis to the voluntary contributions paid, and where there are separately identifiable assets attributable to those voluntary contributions within the Scheme, 14.1 above shall not apply to those separately identifiable assets. That part of those assets which is attributable to the voluntary contributions of a Member shall be used to provide benefits for, or in respect of, that Member of the types specified in the other provisions of the Scheme. No regular payments may be made by the employer to those separately identified assets unless they are used solely for the purpose of meeting administrative expenses.

15.    SCHEME CEASES TO BE A CONTRACTED-OUT SALARY RELATED SCHEME

       If the Scheme ceases to be a contracted-out salary related scheme, the Trustees must seek the approval of the Occupational Pensions Board to any proposed arrangement for securing GMPs. If it is decided to buy Members back into the State Earnings Related Pension Scheme (SERPS), then accrued rights premiums or pensioner's rights premiums must be paid to the Secretary of State for Social Security in the manner required by regulations made under the Act. Once these premiums have been paid, the GMPs will be extinguished. The other benefits of the Members, Widows or Widowers concerned under the Scheme shall be reduced by the amount of the GMP accrued at the date the Scheme ceased to be contracted-out, increased to State Pensionable Age (or the Member's death, if earlier) by Fixed Rate Revaluation or Section 148 Revaluation.

16.    SUSPENSION OF GMP

Payment of a GMP may be suspended during any period when:-

16.1 The person receiving the GMP is unable to act (by reason of mental disorder or otherwise) but the amount of the GMP must either be paid or applied for the maintenance of the recipient or his dependants, or paid to the recipient when that recipient is again able to act, or paid to the recipient's estate after the recipient's death; or

16.2 The recipient of the GMP is in prison or detained in legal custody but the amount of the GMP must then be paid or applied for the maintenance of such one or more of the recipient's dependants as the Trustee shall determine; or

16.3 The Member is receiving the GMP but is then re-employed in an employment to which the Scheme relates. The GMP must then be increased under Rule
       7.1 above during the period of suspension.

17.    FORFEITURE OF GMP

17.1 Any instalment of a GMP may be forfeited if it is not paid within 6 years of the date on which the instalment became due and the Trustees do not know the whereabouts of the recipient.

17.2 A GMP may be forfeited if the person entitled to the GMP has been convicted of one or more offenses under the Official Secrets Acts 1911 to 1989, for which the recipient has been sentenced to a term or consecutive terms of imprisonment totalling at least 10 years, or of an offence of treason.

18.    CONTRIBUTIONS EQUIVALENT PREMIUMS

18.1 A contribution equivalent premium shall be paid, subject to 18.2 below, in respect of a Member who ceases to be in Contracted-out Employment before whichever is the earlier of the Member's Normal Retiring Date and the end of the tax year preceding that in which the Member will reach State Pensionable Age with less than 2 years' Qualifying Service and less than 2 years' Contracted-out Employment. A contributions equivalent premium shall not be paid where the Member's accrued rights include rights transferred from a personal pension, nor where the Member is a woman who dies in contracted-out employment in respect of Widower's GMP.

       Payment of the contributions equivalent premium extinguishes the Member's accrued rights to GMPs under the Scheme. Therefore, where the premium is paid, any refund of contributions to the Member or any transfer payment from the Scheme in respect of a Member shall be reduced by the certified amount (as defined in the Act) in relation to that premium and any pension benefit under the Scheme for the Member or the Member's Widow or Widower shall be reduced so as to allow the fact that their accrued rights to GMPs have been extinguished.

18.2   The premium shall not be payable if:-

       (a) its amount is less than L 17 (or such greater amount as is specified in regulations made under the Act).

       (b) the Member's accrued rights to GMPs are transferred to another scheme, policy or contract in accordance with Rule 10 above.

       (c) the Member has become entitled to an immediate or a deferred pension under the Scheme on ceasing to be in Contracted-out Employment.

                              SCHEDULE 3SCHEDULE 3
                           SCHEME DEEDS AND DOCUMENTS

1.           05.01.96         1996 Deed                      IMI Computing Limited (1)
                                                             I.N.Brown and C.G. Powell (2)
-----------------------------------------------------------------------------------------------
2.           01.04.96         Supplemental Deed              Icom Solutions Limited (1)
                                                             Icom Systems Limited (2)
                                                             P.J.Wheble (3)
-----------------------------------------------------------------------------------------------
3.           29.07.96         Deed of Appointment            Icom Solutions Limited (1)
                                                             S.M.Smith (2)


                              SCHEDULE 4SCHEDULE 4
                             PARTICIPATING EMPLOYERS


                      Icom Solutions Limited (No. 1641088)

                       Icom Systems Limited (No. 3056544)

EXECUTED as a DEED by ICOM SOLUTIONS LIMITED by means of these signatures:


             Director /s/ Irene Brown
                      ---------------
                      Irene Brown


             Director/Secretary /s/ Chris Powell
                                ----------------
                                Chris Powell


SIGNED as a DEED by
IRENE NORMA BROWN        /s/ Irene Norma Brown
                         ---------------------
in the presence of:  /s/ Julia Cox
                     -------------
                     Julia Cox
                     30 Nursery Road
                     Bendley
                     D413 IAL


SIGNED as a DEED by
CHRISTOPHER GARY POWELL  /s/ Christopher Gary Powell
                         ---------------------------
in the presence of:  /s/ Julia Cox
                     -------------
                     Julia Cox
                     30 Nursery Road
                     Bendley
                     D413 IAL


SIGNED as a DEED by
PETER JOHN WHEBLE        /s/ Peter John Wheble
                         ---------------------
in the presence of:  /s/ Anil Patel
                     --------------
                     23 Mayfield Road
                     Street L4
                     Sutton Coldfield
                     B74 3P4


SIGNED as a DEED by
STEPHEN MICHAEL SMITH    /s/ Stephen Michael Smith
                         -------------------------
in the presence of:  /s/ Dean Tranter
                     ----------------
                     Dean Tranter
                     22 Quarry House Close
                     Frankly
                     Birmingham
                     B45 CA5

                              DATED   FEBRUARY 4, 1999
                              -------------------------


                                   KEANE LIMITED                    (1)

                                       AND

                 I.N. BROWN, C.G. POWELL, P.J. WHEBLE AND S.M SMITH (2)


                   ------------------------------------------

                                DEED OF AMENDMENT
                      RELATING TO THE KEANE LIMITED PENSION
                                     SCHEME

                   ------------------------------------------

THIS DEED is made on February 4, 1999

BETWEEN:

(1) KEANE LIMITED (formerly known as Icom Solutions Limited) (Company Number 1641088) whose registered office is at Lion House, PO Box 1240, Birmingham B6 7UH (the "PRINCIPAL EMPLOYER"); and

(2) IRENE NORMA BROWN of 8 Downham Close, Walsall, West Midlands, WS5 3BX, CHRISTOPHER GARY POWELL of 25 Heritage Court, Lichfield, Staffordshire, WS14 9ST, PETER JOHN WHEBLE of 62 Kingshayes Road, Aldridge, Walsall, WS9 8RZ and STEPHEN MICHAEL SMITH of 17 Petworth Close, Stevenage, Hertfordshire, SG2 8UP (the "TRUSTEES").

WHEREAS:

(A) This deed is supplemental to the deeds more particularly described in the Schedule establishing and constituting a retirement benefits scheme called the Icom Solutions Pension Scheme (the "SCHEME"). The Scheme is currently governed by a definitive trust deed and rules dated 5th January 1998 (the "DEFINITIVE DEED").

(B) The Principal Employer is the current Principal Employer in relation to the Scheme and the Trustees are the current trustees of the Scheme.

(C) Rule 4 of the Definitive Deed provides that the Principal Employer may by deed change all or any of the provisions of the Definitive Deed or other provisions of the Scheme in any way. Any change shall take effect from the date specified in the deed making the change, which date may be earlier or later than the date of that deed.

(D) The Principal Employer wishes to amend the provisions of the Scheme as set out in this deed.

NOW THIS DEED WITNESSES that in exercise of the power contained in Rule 4 of the Definitive Deed (and any and every other relevant power) the Principal Employer alters the Definitive Deed with effect from the 12th October 1998 so that the name of the Scheme as defined in Rule 1.1 of the Definitive Deed shall be changed to the "KEANE LIMITED PENSION SCHEME". The Trustees acknowledge the modification to the Scheme by their execution of this deed.

IN WITNESS whereof this deed has been executed by or on behalf of the parties and delivered the day and year first above written.

                                  THE SCHEDULE

                   DEEDS AND DOCUMENTS CONSTITUTING THE SCHEME

DATE       DOCUMENT                      PARTIES
----------------------------------------------------------------------------------------
05.01.96   Interim Deed                  IMI Computing Limited (1) I.N. Brown and C.G.
                                         Powell (2)

01.04.96   Supplemental Deed             Icom Solutions Limited (1) Icom Systems Limited
                                         (2) P.J Wheble (3)

29.07.96   Deed of Appointment           Icom Solutions Limited (1) S.M. Smith (2)

05.01.98   Definitive Deed and Rules     Icom Solutions Limited (1) I.N Brown, C.G
                                         Powell, P. J Wheble and S.M Smith (2)

EXECUTED as a DEED by
KEANE LIMITED
by means of these signatures:

              Director /s/ Irene Brown
                       ---------------
                       Irene Brown


              Director/Secretary /s/ Chris Powell
                                 ----------------
                                 Chris Powell


SIGNED as a DEED by the said
IRENE NORMA BROWN  /s/ Irene Norma Brown
                   ---------------------
in the presence of:

WITNESS:    /s/ M. J. Elston
            ----------------

Name:       M. J. Elston

Address:    Auchinleck House
            Broad Street
            Birmingham B15 IDL

Occupation: Pensions Consultant

SIGNED as a DEED by the said
CHRISTOPHER GARY POWELL       /s/ Christopher Gary Powell
                              ---------------------------
in the presence of:

WITNESS:    /s/ M. J. Elston
            ----------------

Name:       M. J. Elston

Address:    Auchinleck House
            Broad Street
            Birmingham B15 IDL

Occupation: Pensions Consultant


SIGNED as a DEED by the said
PETER JOHN WHEBLE /s/ Peter John Wheble
                  ---------------------
in the presence of:

WITNESS:    /s/ M. J. Elston
            ----------------

Name:       M. J. Elston

Address:    Auchinleck House
            Broad Street
            Birmingham B15 IDL

Occupation: Pensions Consultant


SIGNED as a DEED by the said
STEPHEN MICHAEL SMITH /s/ Stephen Michael Smith
                      -------------------------
in the presence of:

WITNESS:    /s/ M. J. Elston
            ----------------

Name:       M. J. Elston

Address:    Auchinleck House
            Broad Street
            Birmingham B15 IDL

Occupation: Pensions Consultant

                            DATED   SEPTEMBER 1, 2000
                            -------------------------


                                  KEANE LIMITED                      (1)

                                       AND

                                  UNA CROXFORD                       (2)

                     ---------------------------------------

                               DEED OF REMOVAL AND
                                   APPOINTMENT
                          RELATING TO THE KEANE LIMITED
                                 PENSION SCHEME

                     ---------------------------------------

THIS DEED OF REMOVAL AND APPOINTMENT is made on September 1, 2000

BETWEEN:

(1) KEANE LIMITED (Company Number: 1641088) whose registered office is at Lion House, Oscott Road, Witton, Birmingham, B6 7UH (the "PRINCIPAL EMPLOYER"); and

(2) UNA CROXFORD of Flat 54, City Heights, 85 Old Snow Hill, Birmingham, B4 6HW (the "NEW TRUSTEE").

WHEREAS:

(A) This deed is supplemental to the deeds more particularly described in the Schedule, establishing and constituting a retirement benefits scheme then called the Icom Solutions Pension Scheme and now called the Keane Limited Pension Scheme (the "SCHEME").

(B) The Scheme is currently governed by a definitive trust deed and rules dated 5th January 1998 (the "DEFINITIVE DEED"), as amended by a deed of amendment dated 4 February 1999.

(C)  The Principal Employer is the current principal employer of the Scheme.

(D) Rule 7.1 of the Definitive Deed provides that the Principal Employer may by deed appoint and remove a trustee.

(E) The Principal Employer wishes to remove Christopher Powell (the "RETIRING TRUSTEE") as a trustee of the Scheme.

(F) The Principal Employer wishes to appoint the New Trustee as a trustee of the Scheme.

(G)  The New Trustee consents to act as a trustee of the Scheme.

NOW THIS DEED WITNESSES:

1 the Principal Employer HEREBY REMOVES the Retiring Trustee as a trustee of the Scheme for all purposes of the Scheme, with effect from 7 July 2000;

2 the Principal Employer HEREBY APPOINTS the New Trustee to be a trustee of the Scheme for all the purposes of the Scheme, with effect from 1 September 2000; and

3    the New Trustee HEREBY AGREES to act as a trustee of the Scheme.

IN WITNESS whereof this deed has been executed by or on behalf of the parties and delivered the day and year first above written.

THE SCHEDULE

                   DEEDS AND DOCUMENTS CONSTITUTING THE SCHEME


       DATE                  DOCUMENT                             PARTIES
-----------------------------------------------------------------------------------------
05.01.96          Interim Deed                      IMI Computing Limited (1)

                                                    I.N. Brown and C.G. Powell (2)

01.04.96          Supplemental Deed                 Icom Solutions Limited (1)

                                                    Icom Systems Limited (2)

                                                    P.J. Wheble (3)

05.01.98          Definitive Deed and Rules         Icom Solutions Limited (1)

                                                    I.N. Brown, C.G Powell, P.J Wheble
                                                    and S.M. Smith (2)

04.02.99          Deed of Amendment                 Keane Limited (1)

                                                    I.N. Brown, C.G. Powell, P.J. Wheble
                                                    and S.M. Smith (2)

EXECUTED as a DEED by
KEANE LIMITED
by means of these signatures:

                     Director /s/ Irene Brown
                              ---------------
                              Irene Brown


                     Director/Secretary /s/ Chris Powell
                                        ----------------
                                        Chris Powell

SIGNED as a DEED by the said
UNA CROXFORD /s/ Una Crawford
             ----------------
in the presence of:


Signature:   /s/ Thomas Roach
             ----------------

Name:        Thomas Roach

Address:     c/o Keane Ltd, Lion House, Oscott Road
             Witton, Birmingham B6 74H

Occupation:  HR Manager

                            DATED    SEPTEMBER 28, 2001
                            ---------------------------


                                  KEANE LIMITED                      (1)

                                       AND

                       I.N. BROWN, P.J. WHEBLE, S.M SMITH
                                AND UNA CROXFORD                     (2)

                      ------------------------------------

                                DEED OF AMENDMENT
                          RELATING TO THE KEANE LIMITED
                                 PENSION SCHEME

                      ------------------------------------

THIS DEED is made on the 28th day of September, 2001

BETWEEN:

(1) KEANE LIMITED (formerly known as Icom Solutions Limited) (Company Number 1641088) whose registered office is at Lion House, PO Box 1240, Birmingham B6 7UH (the "PRINCIPAL EMPLOYER"); and

(2) IRENE NORMA BROWN of The Grove, Walls Hill Road, Torquay, Devon, TQ1 3LZ PETER JOHN WHEBLE of 62 Kingshayes Road, Aldridge, Walsall, WS9 8RZ, STEPHEN MICHAEL SMITH of 17 Petworth Close, Stevenage, Hertfordshire, SG2 8UP and UNA CROXFORD of Flat 54, City Heights, 85 Old Snow Hill, Birmingham, B4 6HW (the "TRUSTEES").

WHEREAS:

(A) This deed is supplemental to the deeds more particularly described in the Schedule establishing and constituting a retirement benefits scheme called the Icom Solutions Pension Scheme (the "SCHEME").

(B) The Scheme is currently governed by a definitive trust deed and rules dated 5th January 1998 (the "DEFINITIVE DEED").

(C) The Principal Employer is the current Principal Employer in relation to the Scheme and the Trustees are the current trustees of the Scheme.

(D) Rule 4 of the Definitive Deed provides that the Principal Employer may by deed change all or any of the provisions of the Definitive Deed or other provisions of the Scheme in any way. Any change shall take effect from the date specified in the deed making the change, which date may be earlier or later than the date of that deed.

(E) The Principal Employer and the Trustees wish to amend the provisions of the Scheme as set out in this deed with effect from 1st October 2001.

(F) The parties to this deed are satisfied that the modifications set out in this deed can be made without requiring the certification requirements or the consent requirements referred to in section 67 of the Pensions Act 1995.

NOW THIS DEED WITNESSES as follows:

1    With effect from 1st October 2001:

1.1 delete the definition of "Basic Salary" and add a new definition as follows:

""BASIC SALARY" means:

     (a) in relation to a Member who does not join the RewardChoice Scheme, the Member's basic annual salary; or

     (b) in relation to a Member who does join the RewardChoice Scheme, the Member's basic annual salary as at 30 September 2001 or the date on which he joined the RewardChoice Scheme if later varied by the same percentage as his Total Reward Fund each year."

1.2  add a new definition as follows:

""TOTAL REWARD FUND" in relation to a Member means the annual value of the remuneration package provided by the Principal Employer to that Member and from which the Member can select cash and benefits under the terms of the Principal Employer's RewardChoice scheme."

1.3  Rule 61.2(a) is deleted and replaced with the following:

"(a) a lump sum will be payable equal to two, or such other greater whole multiplier up to a maximum of four as the Principal Employer from time to time notifies to the Trustees and the Trustees accept, times the Member's Pensionable Pay at the date of his death;"

1.4 A new schedule 5 in the form annexed to this deed is added after schedule 4 in the Definitive Deed.

1.5 The words "(f) the pension sharing on divorce provisions in schedule 5" shall be added at the end of Rule 2.2.

2 This Deed may be entered into in the form of two or more counterparts each executed by one or more of the parties but, taken together, executed by all of them and, provided that each party duly executes such a counterpart, each of the executed counterparts, when duly executed and delivered, shall be deemed to be an original, but, taken together, they shall constitute one instrument.


IN WITNESS of which this deed has been executed by or on behalf of the parties and delivered the day and year first above written.

                                  THE SCHEDULE

                   DEEDS AND DOCUMENTS CONSTITUTING THE SCHEME

DATE                   DOCUMENT                                 PARTIES
----------------------------------------- ------------------------------------------------
05.01.96       Interim Deed               IMI Computing Limited (1)  I.N. Brown
                                          and C.G. Powell (2)

01.04.96       Supplemental Deed          Icom Solutions Limited (1)  Icom Systems Limited
                                          (2) P.J Wheble (3)

05.01.98       Definitive Deed and Rules  Icom Solutions Limited (1) I.N Brown,
                                          C.G Powell, P. J Wheble and S.M Smith (2)

04.02.99       Deed of Amendment          Keane Limited (1), C. G. Powell, P. J. Wheble
                                          and S. M. Smith (2)

EXECUTED as a DEED by
KEANE LIMITED
by means of these signatures:

              Director /s/ Irene Brown
                       ---------------
                       Irene Brown


              Director/Secretary /s/ Christopher Powell
                                 ----------------------
                                 Christopher Powell


SIGNED as a DEED by the said
IRENE NORMA BROWN /s/ Irene Norma Brown
                  ---------------------
in the presence of:

WITNESS:    /s/ Jackie Mead
            ---------------

Name:       Jackie Mead

Address:    J. Harvington Way
            Sutton Coldfield
            West Midlands
            B16129

Occupation: Secretary

SIGNED as a DEED by the said
PETER JOHN WHEBLE      /s/ Peter John Wheble
                       ----------------------

in the presence of:

WITNESS:     /s/ Keith Francis Brown
             -----------------------

Name:        Keith Francis Brown

Address:     43 Bodmin Rise
             Warsaw WS6 3HY

Occupation:  Chartered Accountant


SIGNED as a DEED by the said
STEPHEN MICHAEL SMITH  /s/ Stephen Michael Smith
                       -------------------------

in the presence of:

WITNESS:     /s/ Deborah Smith
             ----------------

Name:        Deborah Smith

Address:     17 Petworth Close
             Stevenagg
             Herts SU2 84P

Occupation:  Sales Advisor


SIGNED as a DEED by the said
UNA CROXFORD /s/ Una Croxford
             ----------------
in the presence of:

WITNESS:     /s/ Chris Borner
             ----------------

Name:        Chris Borner

Address:     Flat S4
             City Heights
             B4 6HW

Occupation:  IT Analyst

                                   SCHEDULE 5

                           PENSION SHARING ON DIVORCE

                                      INDEX

1      Definitions and Interpretation

2      Assignment

3      Provision of Benefits

4      Satisfaction of Pension Credit Rights

5      Internal Benefits for Ex-Spouses

6      Safeguarded Rights

7      Internal Money Purchase Benefits

7.1    The Terms

7.2    Death in Deferment

7.3    Notice to Start Pension

7.4    Incapacity Pension

7.5    Medical Evidence

7.6    Time and Default Choices

7.7    Compliance

7.8    75th Birthday

7.9    Securing the Benefits

7.10   Policy Terms

7.11   Cost

7.12   Commutation

7.13   Pension Guarantee

7.14   Pension Increases

7.15   Death after Pension Starts

7.16   Charges

7.17   Investment Funds

8      Internal Deferred or Immediate Pension

8.1    The Terms

8.2    Death In Deferment

8.3    Commencement of Pension

8.4    Amount of Pension

8.5    Early Payment of Pension

8.6    Actuarial Reduction

8.7    Medical Evidence

8.8    Commutation

8.9    Pension Guarantee

8.10   Revaluation

8.11   Pension Increases

8.12   Death after Pension Starts

9      Transfers

10     Benefit Limits for Pension Debit Members

11     Transfer of Benefits for Pension Debit Members

12     Receipt of Transfers including Pension Credit Rights

13     Receipt of Transfers subject to a Pension Debit

14     Death before Implementation

15     Balance remaining in the Ex-Spouse's Fund

1      DEFINITIONS AND INTERPRETATIONS

1.1 In this Schedule 5 the following expressions shall have the meanings ascribed to them:

       "1999 ACT" means the Welfare Reform and Pensions Act 1999.

       "EX-SPOUSE" means an individual to whom Pension Credit Rights have been or are to be allocated following a Pension Sharing Order.

       "EX-SPOUSE'S DEPENDANT" means the Ex-Spouse's Spouse or Eligible Child.

       "EX-SPOUSE PARTICIPANT" is an Ex-Spouse who participates in the Scheme. For this purpose the Ex-Spouse must participate in the Scheme either:

            (a)   solely for the provision of a Pension Credit Benefit; or

            (b) for the wholly separate provision of a Pension Credit Benefit where benefits accrue or have accrued to that individual under the Scheme for any other reason.

       "EX-SPOUSE'S FUND" means the Cash Equivalent of the Ex-Spouse's Pension Credit Rights under the Scheme or the fund which would have provided the Pension Credit Rights for the Ex-Spouse.

       "IMPLEMENTATION PERIOD" means the implementation period for a Pension Credit of an Ex-Spouse described in Section 34 1999 Act.

       "INDIVIDUAL EX-SPOUSE'S ACCOUNT" means the amount of any assets representing an Ex-Spouse's Fund applied to provide a Pension Credit Benefit for the Ex-Spouse in question, after the deduction of expenses under Paragraph 15.

       "INVESTMENT FUND" means a fund operated or arranged by the Trustees for the investment of an Individual Ex-Spouse's Account.

       "NEGATIVE DEFERRED PENSION" means the amount by which the Member's pension or deferred pension under the Scheme which arose/arises from Pensionable Service with an Employer, is reduced at the Relevant Date by section 31 1999 Act or under corresponding Northern Ireland legislation, under a Pension Sharing Order. For this purpose, Pensionable Service with an Employer includes all periods of service with other employers which have been treated as if they were Pensionable Service with an Employer where a transfer payment has been made to the Scheme in respect of that other service.

       "NORMAL ANNUITY AGE" is the 65th birthday of an Ex-Spouse Participant unless the Ex-Spouse Participant is also a Member in which case it is the Member's Normal Retirement Date.

       "PARAGRAPH" means a paragraph in this Schedule 5.

       "PENSION CREDIT" means a credit under section 29(1)(b) 1999 Act or under corresponding Northern Ireland legislation.

       "PENSION CREDIT BENEFIT" in relation to the Scheme means the benefits payable under the Scheme to or in respect of a person by virtue of rights under the Scheme attributable (directly or indirectly) to a Pension Credit.

       "PENSION CREDIT RIGHTS" means rights to benefits or future benefits under a scheme which are attributable (directly or indirectly) to a Pension Credit.

       "PENSION DEBIT" means a debit under section 29(1)(a) 1999 Act or under corresponding Northern Ireland legislation.

       "PENSION DEBIT MEMBER" means a Member whose benefits have been permanently reduced by a Pension Debit. Such a Member will either be:

            (a) a Member who is a controlling director of a company which is his/her employer if he/she is a director of a company to whom paragraph (b) of section 417(5) 1988 Act applies either at the date on which the marriage was dissolved or annulled, or at any time within the period of 10 years before that date; or

            (b) a Member whose earnings at the date at which his/her marriage was dissolved or annulled exceeded 1/4 of the Permitted Maximum for the year of assessment in which the dissolution or annulment occurred. Earnings for these purposes shall be taken to be the total emoluments:

                  (i) which were paid to the member in consequence of Pensionable Service to which the Scheme relates during the year of assessment before the year of assessment in which the marriage was dissolved or annulled; and

                  (ii) (in respect of emoluments not falling within (i) above) emoluments from which tax was deducted in the year of assessment before the year of assessment in which the marriage was dissolved or annulled in accordance with the Income Tax (Employments) Regulations 1993.

       "PENSION SHARING ORDER" means any order, agreement or equivalent provision as is mentioned in section 28(1) 1999 Act or Article 25(1) of the Welfare Reform and Pensions (Northern Ireland) Order 1999.

       "SAFEGUARDED RIGHTS" has the meaning given by Section 68A of the Pension Schemes Act 1993.

       "SOCIAL SECURITY LEGISLATION" means the 1999 Act and any legislation relating to Safeguarded Rights.

1.2 Save where the context otherwise requires words and expressions defined in the Rules and in the other schedules to the Rules have the same meanings in this schedule 5.

1.3 In giving effect to this schedule 5, the Trustees shall, as far as required by the Social Security Legislation, comply with the Social Security Legislation. To that extent, this schedule 5 takes effect subject to the Social Security Legislation.

2      ASSIGNMENT

2.1 Rule 38 is amended to permit the assignment of part or all of a Member's, Deferred Pensioner's or Pensioner's retirement benefits or rights to benefits under the Scheme to his/her Ex-Spouse to the extent necessary to comply with a Pension Sharing Order.

2.2 The Trustees shall give effect to the assignment of part or all of a Member, Former Member or Pensioner's benefits or rights to benefits under the Scheme to his/her Ex-Spouse to the extent necessary to comply with a Pension Sharing Order.

3      PROVISION OF BENEFITS

3.1 Pension Credit Benefits under the Scheme shall be treated as provided separately from any other benefits provided under the Scheme for the same individual as a Member, Former Member or Pensioner or as a Dependant of a Member, Former Member or Pensioner.

4      SATISFACTION OF PENSION CREDIT RIGHTS

4.1 The Trustees shall without the consent of the Ex-Spouse and subject to Paragraph 14 discharge their liability in respect of an Ex-Spouse's Pension Credit Rights either by:

       (a) the payment of a credit to a qualifying arrangement under Schedule 5(3) 1999 Act or under corresponding Northern Ireland legislation; or

       (b) where Paragraph 4.1(a) is not possible or with the consent of the Principal Employer providing the Ex-Spouse with rights to benefits under the Scheme as an Ex-Spouse Participant.

4.2 If an Ex-Spouse's 75th birthday is on or before the end of the Implementation Period, their pension pursuant to Paragraph 4.1, must start on or before the end of the Implementation Period.

5      INTERNAL BENEFITS FOR EX-SPOUSES

5.1 Where Paragraph 4.1(b) above applies the Trustees shall before the end of the Implementation Period apply the Ex-Spouse's Fund either, without the consent of the Ex-Spouse, to establish an Individual Ex-Spouse's Account to be applied to provide a Pension Credit Benefit for or in respect of the Ex-Spouse on the terms of Paragraph 7 {money purchase benefits}

       or, where that is not possible, to provide a Pension Credit Benefit for or in respect of the Ex-Spouse on the terms of Paragraph 8 {deferred or immediate pension benefits}.

6      SAFEGUARDED RIGHTS

6.1 Where the Ex-Spouse's Pension Credit includes Safeguarded Rights the Trustees shall comply with the requirements of the 1999 Act and all regulations made thereunder in giving effect to Paragraph 4.1(a) or (b). In particular, where the Ex-Spouse becomes an Ex-Spouse Participant the Trustees shall ensure that Safeguarded Rights can be separately identified from other rights under the Scheme.

7      INTERNAL MONEY PURCHASE BENEFITS

7.1    THE TERMS

       The terms of the Pension Credit Benefit provided under this Paragraph 7 are defined in Paragraphs 7.2-7.14 subject to the provisions of this schedule 5.

7.2    DEATH IN DEFERMENT

       If the Ex-Spouse Participant dies before their Individual Ex-Spouse's Account is applied under Paragraph 7.3, the Trustees may at their discretion apply their Individual Ex-Spouse's Account or any part of it to provide:

       (a) a lump sum death benefit, which may be paid at the Trustees' discretion to any Ex-Spouse's Dependant, limited to 25% of the Individual Ex-Spouse's Account; and/or

       (b) a non-commutable pension to an Ex-Spouse's Dependant limited to a maximum of 2/3rds of the amount of the pension that could have been paid to the Ex-Spouse Participant at the date of death if the whole of the Individual Ex-Spouse's Account had been used to purchase an annuity at an available market rate. For the purpose of determining the pension which could have been paid to the Ex-Spouse Participant, it should be assumed, if he/she died under age 50,that he/she was aged 50 at the date of death. Where more than one pension is to be paid the total of all the pensions cannot exceed the amount of the pension that could have been paid to the Ex-Spouse Participant.

       A pension payable under Paragraph 7.2(b) must be payable for life, except that a pension paid to an Eligible Child shall cease once the recipient ceases to be an Eligible Child. The Trustees may, however, fully commute such a pension for a lump sum on the grounds of triviality at the time that the pension becomes payable.

7.3    NOTICE TO START PENSION

       An Ex-Spouse Participant may by three months' notice expiring at any time between attaining age 50 and Normal Annuity Age require the Trustees to apply their Individual Ex-Spouse's Account in the provision of a pension for themselves for life commencing either on the expiry of the notice or on a specified date between their Normal Annuity Age and their 75th birthday and in the provision of such other benefits as they choose under this Paragraph 7. An Ex-Spouse Participant selecting a start date for their pension which is after their Normal Annuity Age may defer choosing any other benefits under this Paragraph 7 until three months before the selected start date.

7.4    TIME AND DEFAULT CHOICES

       The Ex-Spouse Participant must choose the benefits to be chosen under Paragraph 7.3 and the Insurance Company under Paragraph 7.7(a) at least 30 days before any of the benefits become payable. If they do not do so, the Trustees may choose those benefits and the Insurance Company in their place.

7.5    COMPLIANCE

       The Ex-Spouse Participant's choices under this Paragraph 7 must comply with the 1993 Act, the requirements of the Inland Revenue to maintain Approval, the provisions of this schedule 5 and the legislation and other provisions referred to in this schedule 5.

7.6    NORMAL ANNUITY AGE

       If the Ex-Spouse Participant does not give a notice under Paragraph 7.3 either to start their pension on or before Normal Annuity Age, or to defer starting it until a specified date between Normal Annuity Age and their 75th birthday, the Trustees shall choose their benefits under Paragraph 7.3 and the Insurance Company for them and arrange payment of them with effect from their Normal Annuity Age.

7.7    SECURING THE BENEFITS

       Subject to Paragraph 7.5, and in order to secure the benefits payable out of an Individual Ex-Spouse's Account, the Trustees shall either:

       (a) apply the Individual Ex-Spouse's Account in the purchase from an Insurance Company chosen under Paragraphs 7.4 or 7.6 of the appropriate benefits; or

       (b) with the consent of the Principal Employer, and if the Ex-Spouse Participant does not choose an Insurance Company under Paragraph 7.4, apply the Individual Ex-Spouse's Account within the Fund and pay the benefits from the Fund on such terms as the Trustees decide.

7.8    POLICY TERMS

       A pension shall be payable on the terms agreed by the Trustees with the Insurance Company from whom it is purchased.

7.9    COST

       The total cost of providing the benefits under Paragraph 7.3 shall not exceed the realised value of the Ex-Spouse's Individual Ex-Spouse's Account and the benefits shall be limited accordingly.

7.10   COMMUTATION

       An Ex-Spouse Participant may choose to have part or all of his Individual Ex-Spouse's Account paid as a lump sum subject to the following:

       (a) The lump sum will be payable on the date when the pension begins to be paid.

       (b) The lump sum is limited to a maximum of 2.25 x the initial annual pension.

       (c) The reduction in pension to take account of the lump sum will be calculated by the Trustees on a basis certified as reasonable by the Actuary. For this purpose, the initial annual pension should be calculated on the following bases:

              (i) if the pension payable for the year changes, the initial pension payable should be taken;

              (ii) it should be assumed that the Ex-Spouse Participant will survive for at least a year; and

              (iii) the effect of commutation should be ignored.

       (d) No lump sum may be paid to the Ex-Spouse Participant where the Member (who was formerly married to the Ex-Spouse Participant) has already received a lump sum retirement benefit from the Scheme before the date of the implementation by the Scheme of the Pension Sharing Order.

       (e) No lump sum may be paid to the Ex-Spouse Participant where all of the Pension Credit Rights under the Scheme applicable to them have been transferred into the Scheme with a lump sum nil certificate.

       (f) The Trustees may allow an Ex-Spouse Participant who is in the opinion of the Trustees in such exceptional circumstances of ill-health as to have a life expectancy of less than one year, to have all of their Individual Ex-Spouse's Account paid to them as a lump sum.

       (g) If the pension payable pursuant to Paragraph 7.3 is a Trivial Pension the Trustees may, instead of applying the Individual Ex-Spouse's Account under Paragraph 7.3, pay the whole of it to the Ex-Spouse Participant as a lump sum.

       (h) Where the Ex-Spouse Participant is also entitled to benefits under the Scheme arising from Pensionable Service as an employee, for the purposes of determining the aggregate value of the total benefits payable to the Member under Rule 59 benefits from Pension Credit Rights must be included.

       (i) Where the Ex-Spouse Participant is also entitled to benefits under the Scheme arising from Pensionable Service as an employee, full commutation of the Pension Credit Rights on the grounds of triviality will only be permitted where benefits arising from Pensionable Service as an employee are simultaneously commuted.

7.11   PENSION INCREASES

       All pensions in the course of payment will be increased in accordance with Sections 51-54 1995 Act.

7.12   DEATH AFTER PENSION STARTS

       An Ex-Spouse Participant may choose to use part of their Individual Ex-Spouse's Account to provide a pension or pensions payable on their death which shall be:

       (a)    non-commutable;

       (b) payable to one or more persons who survives the Ex-Spouse Participant, who is the Ex-Spouse Participant's Spouse, Eligible Child or Dependant at the date of their death and who is nominated by the Ex-Spouse Participant to receive the pension;

       (c) where only one pension is to be paid, limited to a maximum of 2/3rds of the initial annual pension (calculated on the same basis as for Paragraph 7.10(c)) which was payable to the Ex-Spouse Participant as increased by any rise in the Index since the commencement of the Ex-Spouse Participant's pension;

       (d) where more than one pension is to be paid, limited in aggregate to no more than the amount of the initial annual pension (calculated on the same basis as for Paragraph 7.10(c)) which was payable to the Ex-Spouse Participant, as increased by any rise in the Index since the commencement of the Ex-Spouse Participant's pension;

       (e) payable for life, except that a pension paid to an Eligible Child shall cease once the recipient ceases to be an Eligible Child. Such pensions may, however, be fully commuted for a lump sum on the grounds of triviality at the time that such a pension becomes payable;

7.13   CHARGES

       Notwithstanding Rule 16, all costs, charges and expenses incurred by the Trustees in connection with the benefits of an Ex-Spouse Participant under this schedule 5 or in connection with his Individual Ex-Spouse's Account including any remuneration of the Trustees shall be payable out of his Individual Ex-Spouse's Account.

7.14   INVESTMENT FUNDS

       For the purpose of this schedule 5, the Trustees may establish one or more Investment Funds. If there is more than one Investment Fund:

       (a) the Trustees may invite an Ex-Spouse Participant to choose and to change, at such times and subject to such restrictions as the Trustees decide, one or more of the Investment Funds in which their Individual Ex-Spouse's Account is to be invested and in what proportions;

       (b) the Ex-Spouse Participant will be responsible for their choice under Paragraph 7.14(a) in exoneration of the Trustees;

       (c) subject to Paragraphs 7.14(a) and (b), the Trustees shall specify, at such times as they decide, one or more of the Investment Funds in which the Individual Ex-Spouse's Account of each Ex-Spouse Participant is to be invested and in what proportions.

8      DEFERRED OR IMMEDIATE PENSION BENEFITS

8.1    THE TERMS

       The terms of the Pension Credit Benefit provided under this Paragraph 8 are defined in Paragraphs 8.2-8.11 subject to the provisions of this schedule 5.

8.2    DEATH IN DEFERMENT

       If the Ex-Spouse Participant dies before their pension starts under Paragraph 8.3 or 8.4, the Trustees may at their discretion and in the place of any other benefit provide:

       (a) a lump sum death benefit, which may be paid at the Trustees' discretion to any Ex-Spouse's Dependant, limited to 25% of the Ex-Spouse's Fund as at the date of application under Paragraph 5; and/or

       (b) a non-commutable pension to an Ex-Spouse's Dependant limited to a maximum of 2/3rds of the amount of the pension that could have been paid to the Ex-Spouse Participant at the date of death if the whole of the Ex-Spouse's Fund had been used to purchase an annuity at an available market rate before the end of the Implementation Period. For the purpose of determining the pension which could have been paid to the Ex-Spouse Participant, it should be assumed, if they died under age 50, that they were aged 50 at the date of death. Where more than one pension is to be paid the total of all the pensions cannot exceed the amount of the pension that could have been paid to the Ex-Spouse Participant.

       A pension payable under Paragraph 8.2(b) must be payable for life, except that a pension paid to an Eligible Child shall cease once the recipient ceases to be an Eligible Child . The Trustees may, however, fully commute such a pension for a lump sum on the grounds of triviality at the time that the pension becomes payable.

8.3    COMMENCEMENT OF PENSION

       The Trustees will pay or secure the payment of a deferred pension to the Ex-Spouse Participant commencing on the first day of the calendar month immediately following their Normal Annuity Age for life. If the Ex-Spouse Participant's Normal Annuity Age is on or before the end of the Implementation Period, then their pension must start on or before the first day of the calendar month in which the Implementation Period ends.

8.4    AMOUNT OF PENSION

       The amount of pension under Paragraph 8.3 will be determined by the Trustees on the advice of the Actuary on the footing that the Pension Credit Benefit of the Ex-Spouse Participant under this Paragraph 8 and an allowance for costs, charges and expenses incurred or to be incurred by the Trustees in connection with it are together equal in value to the Ex-Spouse's Fund when it is applied to provide their Pension Credit Benefit.

8.5    EARLY PAYMENT OF PENSION

       An Ex-Spouse Participant may with the consent of the Trustees require the Trustees to start their pension at any time before their Normal Annuity Age if they have attained age 50.

8.6    ACTUARIAL REDUCTION

       The Trustees will reduce a pension started early under Paragraph 8.5 by the amount advised by the Actuary to take account of early payment.

8.7    COMMUTATION

       An Ex-Spouse Participant may elect, by giving the Trustees notice in writing at least 30 days notice before their pension becomes payable, to be paid a lump sum in place of part of their pension subject to the following:

       (a) The lump sum will be payable on the date when the pension begins to be paid.

       (b) The lump sum is limited to a maximum of 2.25 x the initial annual pension.

       (c) The reduction in pension to take account of the lump sum will be calculated by the Trustees on a basis certified as reasonable by the Actuary. For this purpose, the initial annual pension should be calculated on the following bases:

              (i) if the pension payable for the year changes, the initial pension payable should be taken;

              (ii) it should be assumed that the Ex-Spouse Participant will survive for at least a year; and

              (iii) the effect of commutation should be ignored.

       (d) No lump sum may be paid to the Ex-Spouse Participant where the Member (who was formerly married to the Ex-Spouse Participant) has already received a lump sum retirement benefit from the Scheme before the date of the implementation by the Scheme of the Pension Sharing Order.

       (e) No lump sum may be paid to the Ex-Spouse Participant where all of the Pension Credit Rights under the Scheme have been transferred into the Scheme with a lump sum nil certificate.

       (f) The Trustees may allow an Ex-Spouse Participant who is in the opinion of the Trustees in exceptional circumstances of ill-health to be paid a lump sum in place of the whole of their pension.

       (g) If the pension payable pursuant to Paragraph 8.3 is a Trivial Pension, the Trustees may pay a lump sum to the Ex-Spouse Participant in the place of the whole of the pension.

       (h) Where the Ex-Spouse Participant is also entitled to benefits under the Scheme arising from Pensionable Service as an employee, for the purposes of determining the aggregate value of the total benefits payable to the Member under Rule 59 benefits from Pension Credit Rights must be included.

       (i) Where the Ex-Spouse Participant is also entitled to benefits under the Scheme arising from Pensionable Service as an employee, full commutation of the Pension Credit Rights on the grounds of triviality will only be permitted where benefits arising from Pensionable Service as an employee are simultaneously commuted.

8.8    PENSION GUARANTEE

       A pension payable to the Ex-Spouse Participant will be payable with effect from the date of commencement under Paragraph 8.3 or 8.5 for life.

8.9    REVALUATION

       A deferred pension under Paragraph 8.3 will be revalued during the period between the end of the Implementation Period and the date on which the deferred pension begins to be paid in accordance with the Preservation Requirements.

8.10   PENSION INCREASES

       All pensions in the course of payment will be increased in accordance with Sections 51-54 1995 Act.

8.11   PAYMENT OF BENEFITS

       (a)    A pension will begin to be paid on the date specified in Paragraph
              8.3 or 8.5 or in the case of any other pension on the first day of the calendar month immediately following the event giving rise to the pension, unless the Trustees notify the recipient of some other date.

       (b) The pension will then be paid on the first day of each month in advance unless the Trustees notify the recipient in advance that some other interval (not exceeding 12 months) will apply.

       (c) The last payment will be that which is payable on or immediately before the date of death or earlier termination and will not be apportioned.

       (d) Every pension and lump sum will be payable from any office nominated by the Trustees to the bank account of the Beneficiary or in any other manner the Trustees decide.

9      TRANSFERS

9.1 The Ex-Spouse Participant may, at any time up to 12 months before their pension is due to start under Paragraph 7 or 8, ask the Trustees to arrange a transfer of the whole of their Pension Credit Rights:

       (a) to another scheme approved under Chapter I Part XIV of the 1988 Act if they are already a member of that scheme or an ex-spouse participant in that scheme; or

       (b)    to a scheme approved under Chapter IV Part XIV of the 1988 Act; or

       (c) to any other scheme if the Inland Revenue's requirements are satisfied in relation to a transfer to that scheme.

9.2 The Trustees must confirm to the receiving scheme or arrangement, that the transfer value consists wholly or partly of Pension Credit Rights for the benefit of an Ex-Spouse Participant.

10     BENEFIT LIMITS FOR PENSION DEBIT MEMBERS

10.1 Notwithstanding any other provisions of the Rules, the benefits for a Pension Debit Member are additionally subject to the following limits:

       (a)    The pension shall not exceed the Aggregate Retirement Benefit in schedule 1 less the Negative Deferred Pension in this Scheme and the Negative Deferred Pension in any Associated Scheme and also, in the case of a Class A Member, the Negative Deferred Pension in any Connected Scheme.

       (b)    The lump sum from this and any Associated Scheme shall not exceed:

              (i) for Pension Debit Members who are Class A Members or Class B Members, an amount determined by 2.25 times the initial annual pension payable; or

              (ii) for Pension Debit Members who are Class C Members, an amount of the greater of:

                    (A)   2.25 times the initial annual pension payable; or

                    (B) an amount determined in accordance with schedule 1 as if there had been no Pension Debit, less 2.25 times the Negative Deferred Pension.

              For the purposes of this Paragraph 10.1(b), the initial annual pension should be calculated on the following bases:

                    1) if the pension payable for the year changes, the initial pension payable should be taken;

                    2) it should be assumed that the Pension Debit Member will survive for at least a year; and

                    3)   the effect of commutation should be ignored.

       (c) On the death of the Pension Debit Member, any pension for a Dependant shall not exceed 2/3 times an amount determined in accordance with schedule 1 as if there had been no Pension Debit, less the Negative Deferred Pension and the Negative Deferred Pension in any Associated Scheme and, also in the case of a Class A Member the Negative Deferred Pension in any Connected Scheme. Where more than one pension is to be paid the total of all the pensions cannot exceed 100% of an amount determined in accordance with schedule 1 as if there had been no Pension Debit, less the Negative Deferred Pension and the Negative Deferred Pension in any Associated Scheme and, also in the case of a Class A Member the Negative Deferred Pension in any Connected Scheme.

11     TRANSFERS OF BENEFITS FOR PENSION DEBIT MEMBERS

11.1 The Trustees must give full details of the Pension Debit and a lump sum certificate specifying the maximum permissible lump sum, to the receiving scheme/arrangement where the fund underlying the benefits for a Pension Debit Member is transferred to another scheme approved under Chapter I
       Part XIV of the 1988 Act or a scheme approved under Chapter IV Part XIV of the 1988 Act.

12     RECEIPT OF TRANSFERS INCLUDING PENSION CREDIT RIGHTS

12.1 Where the Trustees accept a transfer payment for an individual who is already a Member of the Scheme or is already an Ex-Spouse Participant in the Scheme and are informed by the transferor that the transfer value consists wholly or partly of Pension Credit Rights in the former scheme or arrangement, then the Trustees must separately identify the transfer payment relating to the Pension Credit Rights or the part of the transfer payment relating to the Pension Credit Rights from other funds held for the benefit of the Member.

12.2 The Trustees must comply with the requirements of Paragraph 3 in respect of the transferred-in Pension Credit Rights. Then the individual will acquire the status of an Ex-Spouse Participant in the Scheme in relation to their transferred-in Pension Credit Benefits. Such Pension Credit Benefits will not count towards any limit on benefits for that Member.

13     RECEIPT OF TRANSFERS SUBJECT TO A PENSION DEBIT

13.1 Where the Trustees accept a transfer payment and are informed by the transferor of the details of a Pension Debit relating to the transfer payment, the Trustees must take account of the Pension Debit, if appropriate, in the calculation of any limit on benefits for that Member.

14     DEATH BEFORE IMPLEMENTATION

14.1 If the Ex-Spouse dies after a Pension Sharing Order is made but before it is acted upon by the Trustees, the Trustees may at their discretion apply the Ex-Spouse's Fund, or any part of the Ex-Spouse's Fund, to provide:

       (a) a lump sum death benefit, which may be paid to any person, limited to 25% of the Ex-Spouse's Fund; and/or

       (b) a non-commutable pension to an Ex-Spouse's Dependant limited to a maximum of 2/3rds of the amount of the pension that could have been paid to the Ex-Spouse at the date of death if the whole of what would have been the Ex-Spouse's Fund had been used to purchase an annuity at an available market rate. Where more than one pension is to be paid the total of all the pensions cannot exceed the amount of the pension that could have been paid to the Ex-Spouse.

       A pension payable under Paragraph 14.1(b) must be payable for life, except that a pension paid to an Eligible Child shall cease once the recipient ceases to be an Eligible Child. The Trustees may, however, fully commute the pension for a lump sum on the grounds of triviality at the time such a pension becomes payable.

14.2 Any balance remaining in the Ex-Spouse's Fund after Paragraph 14.1 has been applied shall be retained by the Trustees for better securing the solvency of the Scheme.

15     CHARGES

15.1 The Trustees may at their discretion pass on to the Member and the Ex-Spouse the reasonable administrative expenses involved in giving effect to a Pension Sharing Order or providing information in relation to a proposed Pension Sharing Order. At the first notification of the parties' intention to seek a Pension Credit and a Pension Debit the Trustees shall notify both of them of the relevant charges and the timing and method of payment. The Trustees may require payment of the charges in cash or may deduct the charges from the Pension Credit or Pension Debit as they consider appropriate.

                            DATED     JANUARY 16, 2003
                            --------------------------

                                    KEANE LIMITED                   (1)

                                CHRISTOPHER EARNSHAW                (2)

                                       AND

                                  LAURENCE SHAW                     (3)

                    -----------------------------------------

                               DEED OF APPOINTMENT
                                   AND REMOVAL
                                 RELATING TO THE
                          KEANE LIMITED PENSION SCHEME

                    -----------------------------------------

THIS DEED OF APPOINTMENT AND REMOVAL is made on January 16, 2003

BETWEEN:

(1) KEANE LIMITED (Company No. 1641088) whose registered office is at Bentima House, 168-172 Old Street, London, EC1V 9BP (the "PRINCIPAL EMPLOYER");

(2) CHRISTOPHER EARNSHAW of 8 The Brambles, Lichfield, Staffordshire, WS14 9SE (the "FIRST NEW TRUSTEE"); and

(3) LAURENCE SHAW of 8 Nightingale Road, Guildford, Surrey, GU1 1ER (the "SECOND NEW TRUSTEE").

WHEREAS:

(A) This deed is supplemental to the deeds set out in the Schedule, establishing and constituting a retirement benefits scheme now known as the Keane Limited Pension Scheme (the "SCHEME").

(B) The Scheme is currently governed by a definitive trust deed and rules dated 5 January 1998 (the "DEFINITIVE DEED AND RULES"), as amended to the date of this deed.

(C) The Principal Employer is the current principal employer of the Scheme. The current Trustees of the Scheme are Peter Wheble (the "FIRST RETIRING TRUSTEE"), Irene Brown (the "SECOND RETIRING TRUSTEE") and Una Croxford and Stephen Smith (the "REMAINING TRUSTEES").

(D) Rule 7.1 of the Definitive Deed and Rules provides that the Principal Employer may by deed appoint and remove trustees.

(E) The First Retiring Trustee and the Second Retiring Trustee have ceased to be employed by the Principal Employer and the Principal Employer therefore wishes to remove them as trustees of the Scheme.

(F) The Principal Employer wishes to appoint the First New Trustee and the Second New Trustee as trustees of the Scheme in place of, respectively, the First Retiring Trustee and the Second Retiring Trustee.

(G) The First New Trustee and the Second New Trustee consent to act as trustees of the Scheme jointly with the Remaining Trustees.

NOW THIS DEED WITNESSES:

1 The Principal Employer hereby removes the First Retiring Trustee and the Second Retiring Trustee as trustees of the Scheme with effect from the date of this deed.

2 The Principal Employer hereby appoints the First New Trustee and the Second New Trustee to be trustees of the Scheme to act jointly with the Remaining Trustees for all the purposes of the Scheme with effect from the date of this deed.

3 The First New Trustee and the Second New Trustee hereby agree to act as trustees of the Scheme jointly with the Remaining Trustees.

IN WITNESS of which this deed has been executed by or on behalf of the parties and delivered the day and year first above written.

                                    SCHEDULE

                   DEEDS AND DOCUMENTS CONSTITUTING THE SCHEME

     DATE                      DOCUMENT                              PARTIES
----------------------------------------------------- ----------------------------------------
05.01.1996         Interim Deed                       IMI Computing Limited (1)

                                                      I.N. Brown and C.G. Powell (2)

01.04.1996         Supplemental Deed                  Icom Solutions Limited (1)

                                                      Icom Systems Limited (2)

                                                      P.J. Wheble (3)

05.01.1998         Definitive Deed and Rules          Icom Solutions Limited (1)

                                                      I.N. Brown, C.G Powell, P.J Wheble
                                                      and S.M. Smith (2)

04.02.1999         Deed of Amendment                  Keane Limited (1)

                                                      I.N. Brown, C.G. Powell, P.J. Wheble and
                                                      S.M. Smith (2)

01.09.2000         Deed of Appointment and Removal    Keane Limited (1)

                                                      Una Croxford (2)

28.09.2001         Deed of Amendment                  Keane Limited (1)

                                                      I.N. Brown, P.J. Wheble, S.M. Smith and
                                                      U. Croxford (2)

SIGNED as a DEED by
KEANE LIMITED
acting by a Director and its Secretary (or two Directors)


         Director /s/ Laurence Shaw
                  -----------------
                  Laurence Shaw


         Director/Secretary /s/ Una Croxford
                            ----------------
                            Una Croxford


SIGNED as a DEED by
CHRISTOPHER EARNSHAW   /s/ Christopher Earnshaw
                       ------------------------
in the presence of:


Signature of witness   /s/ Una Croxford
                       ----------------

Name (in BLOCK CAPITALS)  UNA CROXFORD

Address  Keane Ltd
         Stonecourt
         Siskin Drive
         Coventry


SIGNED as a DEED by
LAURENCE SHAW  /s/ Laurence Shaw
               -----------------
in the presence of:


Signature of witness  /s/ Una Croxford
                      ----------------

Name (in BLOCK CAPITALS)  UNA CROXFORD

Address  Keane Ltd
         Stonecourt
         Siskin Drive
         Coventry

                           DATED     AUGUST 8, 2003
                           --------------------------

                                   KEANE LIMITED                    (1)

                       UNA CROXFORD, CHRISTOPHER EARNSHAW
                                AND LAURENCE SHAW                   (2)

                                       AND

                                    ROBERT PENNY                    (3)

                   -------------------------------------------

                             DEED OF APPOINTMENT AND
                                     REMOVAL
                      RELATING TO THE KEANE LIMITED PENSION
                                     SCHEME

                   -------------------------------------------

THIS DEED is made on the 8th day of August 2003

BETWEEN:

(1) KEANE LIMITED (Company No. 1641088) whose registered office is at Bentima House, 168-172 Old Street, London, EC1V 9BP (the "PRINCIPAL EMPLOYER");

(2) UNA CROXFORD of 65 Church Road, Boldmere, Sutton Coldfield, West Midlands, B73 5RG, CHRISTOPHER EARNSHAW of 8 The Brambles, Lichfield, Staffordshire, WS14 9SE, and LAURENCE SHAW of 28 Nightingale Road, Guildford, Surrey GU1 1ER (the "CONTINUING TRUSTEES"); and

(3) ROBERT PENNY of 209 Dower Road, Sutton Coldfield, West Midlands B75 6SY (the "NEW TRUSTEE").

RECITALS:

(A) This deed is supplemental to the deeds set out in the Schedule, establishing and constituting a retirement benefits scheme now known as the Keane Limited Pension Scheme (the "SCHEME").

(B) The Scheme is currently governed and administered in accordance with the provisions of the Definitive Trust Deed and Rules of the Scheme dated 5 January 1998 (the "DEFINITIVE DEED AND RULES"), as amended to the date of this deed.

(C) The Principal Employer is the current principal employer in relation to the Scheme and the current trustees of the Scheme are the Continuing Trustees and Stephen Michael Smith (the "RETIRING TRUSTEE").

(D) Rule 7.1 of the Definitive Deed and Rules provides that the Principal Employer may by deed appoint and remove trustees.

(E) The Retiring Trustee was elected as a Member Nominated Trustee under alternative arrangements made by the Principal Employer in accordance with the Pensions Act 1995.

(F) The Retiring Trustee has left the employment of the Principal Employer and, in accordance with those alternative arrangements, the New Trustee has been elected by the members as a trustee of the Scheme in place of the Retiring Trustee.

(G) The Principal Employer wishes to formally confirm the removal of the Retiring Trustee and the appointment of the New Trustee in his place.

(H) The Retiring Trustee is not immediately available to execute this deed but his execution of this deed is not required to effect a valid removal.

(I) The New Trustee has consented to act as a trustee of the Scheme jointly with the Continuing Trustees.

(J) It is certified that this deed is an instrument falling within Category A to the Schedule of the Stamp Duty (Exempt Instruments) Regulations 1987.

NOW THIS DEED WITNESSES as follows:

1 The Principal Employer hereby confirms the removal of the Retiring Trustee as a trustee of the Scheme with effect from the date of this deed.

2 The Principal Employer hereby confirms the appointment of the New Trustee as a trustee of the Scheme to act jointly with the Continuing Trustees for all the purposes of the Scheme with effect from the date of this deed.

3 The New Trustee hereby agrees to act as a trustee of the Scheme jointly with the Continuing Trustees, with effect from the date of this deed.

IN WITNESS of which this deed has been executed by or on behalf of the parties and delivered the day and year first above written

                                    SCHEDULE
                   DEEDS AND DOCUMENTS CONSTITUTING THE SCHEME

DATE             DOCUMENT                           PARTIES
----------------------------------------------------------------------------------------------
05.01.1996       Interim Deed                       IMI Computing Limited (1)

                                                    I.N. Brown and C.G. Powell (2)

01.04.1996       Supplemental Deed                  Icom Solutions Limited (1)

                                                    Icom Systems Limited (2)

                                                    P.J. Wheble (3)

05.01.1998       Definitive Deed and Rules          Icom Solutions Limited (1)

                                                    I.N. Brown, C.G. Powell, P.J. Wheble
                                                    and S.M Smith (2)

04.02.1999       Deed of Amendment                  Keane Limited (1)

                                                    I.N. Brown, C.G. Powell,  P.J. Wheble and
                                                    S.M Smith (2)

01.09.2000       Deed of Appointment and Removal    Keane Limited (1)

                                                    Una Croxford (2)

28.09.2001       Deed of Amendment                  Keane Limited (1)

                                                    I.N. Brown,  P.J. Wheble,  S.M. Smith and
                                                    U. Croxford (2)

16.01.2003       Deed of Appointment and Removal    Keane Limited (2)

                                                    C Earnshaw, L Shaw (2)

          EXECUTED as a DEED by
          KEANE LIMITED
          by means of these signatures:

              Director /s/ Laurence Shaw
                       -----------------
                       Laurence Shaw


              Director/Secretary /s/ Una Croxford
                                 ----------------
                                 Una Croxford


          SIGNED as a DEED by the said
          UNA CROXFORD /s/ Una Croxford
                       ----------------
          in the presence of:

WITNESS:

          Signature   /s/ Yvette Fisher
                      -----------------

          Name        Yvette Fisher

          Address     290 Queens Road
                      Nuneaton
                      CV11 5LY

          Occupation  HR Administrator


          SIGNED as a DEED by the said
          CHRISTOPHER EARNSHAW    /s/ Christopher Earnshaw
                                  ------------------------
          in the presence of:

WITNESS:

          Signature   /s/ Yvette Fisher
                      -----------------

          Name        Yvette Fisher

          Address     290 Queens Road
                      Nuneaton
                      CV11 5LY

          Occupation  HR Administrator

          SIGNED as a DEED by the said
          LAURENCE SHAW /s/ Laurence Shaw
                        -----------------
          in the presence of:

WITNESS:

          Signature   /s/ Sarah Perks
                      ---------------

          Name        Sarah Perks

          Address     Flat 1
                      2 Chapel Market
                      Islington
                      London N19EL

          Occupation  PA


          SIGNED as a DEED by the said
          ROBERT PENNY /s/ Robert Penny
                       ----------------
          in the presence of:

WITNESS:

          Signature   /s/ Maurice Pitt
                      ---------------

          Name        Maurice Pitt

          Address     207 Dover Road
                      Four Oaks
                      Sutton Colorfield B75654

          Occupation  Retired